UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT No. 1

to

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GLOBAL TECHNOLOGIES, LTD
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

GLOBAL TECHNOLOGIES, LTD

501 1st Ave N., Suite 901

St. Petersburg, FL 33701

Dear Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of Class A Common Stock, par value $0.0001 of Global Technologies, Ltd (the “Common Stock”), a Delaware corporation (the “Company”), in connection with an action taken by the holders of a majority of the issued and outstanding voting stock (the “Majority Consenting Stockholders”), which action was approved by written consent on March 21, 2022 (the “Stockholder Consent”), to:

(i)	approve the filing of an Amended and Restated Certificate of Incorporation to:

a.	effect a reverse stock split of the Company’s Class A Common Stock on a ratio between 1:1,000 and 1:4,000;
b.	decrease the number of authorized shares of Class A Common Stock from 14,911,000,000 to 500,000,000;
c.	increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000; and
d.	change the name of the corporation to Tersus Power, Inc. (A copy of the form of the Amended and Restated Certificate of Incorporation is attached as Appendix A to this Information Statement).

(ii)	to ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified (“Election of Director”).

This Information Statement is being sent to you for information purposes only and you are not required to take any action. Please read the attached Information Statement carefully. It describes the essential terms of the change in capital structure and the actions to be taken with respect thereto. Additional information about the Corporation is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The Corporation’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by the General Corporation Law of the State of Delaware.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) AUTHORIZE THE FILING OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT: (i) A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A COMMON STOCK, (ii) DECREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK, (iii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND (iv) CHANGE THE NAME OF THE CORPORATION; (2) RATIFY FRUCI & ASSOCIATES II, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

Please feel free to call us at (727) 482-1505 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
GLOBAL TECHNOLOGIES, LTD

Date: June 1, 2022	By:	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson
President

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

GLOBAL TECHNOLOGIES, LTD

501 1st Ave N., Suite 901

St. Petersburg, FL 33701

INFORMATION STATEMENT

(Preliminary)

June __, 2022

GENERAL INFORMATION

Global Technologies, Ltd (the “Company,” “we,” “us” or “our”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on March 11, 2022 and by the holders of our voting stock (the “Majority Consenting Stockholders”) on March 21, 2022, in accordance with the relevant sections of our articles of incorporation, as amended, our bylaws, as amended, and under Section 228 of the General Corporation Law of the State of Delaware (“DGCL”).

This Information Statement is being mailed on or about June __, 2022 to stockholders of record on March 18, 2022 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) AUTHORIZE THE FILING OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT: (i) A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A COMMON STOCK, (ii) DECREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK, (iii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND (iv) CHANGE THE NAME OF THE CORPORATION; (2) RATIFY FRUCI & ASSOCIATES II, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

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ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act and the DGCL to notify you of certain Corporate Actions (the “Actions”) taken by the Majority Consenting Stockholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Actions as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Consenting Stockholders in lieu of a special meeting. We are making this Information Statement available to you on or about June __, 2022. The Company is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.

Who is Entitled to Notice?

Each holder of record of outstanding shares of our Class A Common Stock, Series K Preferred Stock and Series L Preferred Stock on the Record Date is entitled to notice of the Actions to be taken pursuant to the Written Consent.

Why Did the Company Seek Shareholder Approval?

On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power, Inc. (“Tersus Power”), a Nevada corporation, and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholders (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

As of March 31, 2022, the Company had 13,449,828,986 shares of Class A Common Stock outstanding. Taking into account the proposed 1:4000 reverse stock split, the Company would have 3,362,457 shares of Class A Common Stock outstanding. As per the terms of the Exchange Agreement, the Company would issue its Series K Preferred Stock shareholder 1,000,000 shares of Class A Common Stock, its Series L Preferred Stock shareholders a total of 8,832,000 shares of Class A Common Stock and the Tersus Shareholders a total of 39,583,371 shares of Class A Common Stock. The above numbers are subject to adjustment based on the number of shares of Class A Common Stock outstanding at Closing.

Accordingly, the Majority Consenting Stockholders voted “IN FAVOR OF” the proposed Actions in order for the Company to complete the Closing of the Exchange Agreement with Tersus Power and in order to permit the Company to raise capital or issue its Class A Common Stock for other business purposes.

What Actions were Approved by the Majority Stockholder?

Pursuant to the Written Consent, the following Actions were approved by the Majority Consenting Stockholders:

(i)	approve the filing of an Amended and Restated Certificate of Incorporation to:

a.	effect a reverse stock split of the Company’s Class A Common Stock on a ratio between 1:1,000 and 1:4,000;
b.	decrease the number of authorized shares of Class A Common Stock from 14,911,000,000 to 500,000,000;
c.	increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000; and
d.	change the name of the corporation to Tersus Power, Inc. (A copy of the form of the Amended and Restated Certificate of Incorporation is attached as Appendix A to this Information Statement).

(ii)	to ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified (“Election of Director”).

What Vote was Required to Approve the Actions?

The affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date was required to approve the Actions. As of the Record Date, Global Technologies, Ltd. has one authorized and outstanding class of common stock: Class A, and two authorized and outstanding series of preferred stock: Series K and Series L.

As of the Record Date, the Company had 13,449,828,986 shares of Class A Common Stock outstanding, 3 shares of Series K Preferred Stock outstanding and 255 shares of Series L Preferred Stock outstanding. As of the Record Date, the total number of votes available to be cast was 336,245,730,842 (13,449,828,986 by the Class A Common Stock holders, 268,996,584,880 by the Series K Preferred Stock holder and 53,799,316,976 by the Series L Preferred Stock holders). The total number of votes cast for ITEM 1, ITEM 2 and ITEM 3 (please see below) was 324,145,901,856, or 96.40%, in favor for each of the proposed Actions. No other shareholder votes, consents or actions will be required or obtained in connection with this Information Statement or the Actions because the Majority Consenting Stockholders have consented to the Actions.

Do I have appraisal rights?

No. None of the DGCL, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

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OUTSTANDING VOTING SECURITIES

General

Our authorized capital stock consists of 14,991,00,000 shares of Class A Common Stock, 4,000,000 shares of Class B Common Stock and 5,000,000 shares of Preferred Stock. As of March 18, 2022 (“Record Date”), we had issued and outstanding 13,449,828,986 shares of Class A Common Stock, 0 shares of Class B Common Stock and 258 shares of Preferred Stock.

The number of voting shares outstanding excludes shares of Common Stock issuable upon conversion of outstanding Convertible Notes.

The DGCL provides in substance that unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

Class A and Class B:

Identical Rights. Except as otherwise expressly provided in ARTICLE FIVE of the Company’s Amended and Restated Certificate of Incorporation dated August 13, 1999, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

Stock Splits. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Common Shares unless the outstanding shares of all classes of Common Shares shall be proportionately subdivided or combined.

Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Shares, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, the holders of Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, if any, to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus, or earnings. For the purposes of this paragraph, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this paragraph.

Voting Rights.

(a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

Preemptive or Subscription Rights. No holder of Common Shares shall be entitled to preemptive or subscription rights.

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Conversion Rights.

(a) Automatic Conversion. Each Class B Share shall (subject to receipt of any and all necessary approvals) convert automatically into one fully paid and non-assessable Class A Share (i) upon its sale, gift, or other transfer to a party other than a Principal Stockholder (as defined below) or an Affiliate of a Principal Stockholder (as defined below), (ii) upon the death of the Class B Stockholder holding such Class B Share, unless the Class B Shares are transferred by operation of law to a Principal Stockholder or an Affiliate of a Principal Stockholder, or (iii) in the event of a sale, gift, or other transfer of a Class B Share to an Affiliate of a Principal Stockholder, upon the death of the transferor. Each of the foregoing automatic conversion events shall be referred to hereinafter as an “Event of Automatic Conversion.” For purposes of this ARTICLE FIVE, “Principal Stockholder” includes any of Donald H. Goldman, Steven M. Fieldman, Lance Fieldman, Yuri Itkis, Michall Itkis and Boris Itkis and an “Affiliate of a Principal Stockholder” is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. For purposes of this definition, “control,” when used with respect to any specified person, means the power to direct or cause the direction of the management, and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Without limitation, an Affiliate also includes the estate of such individual.

(b) Voluntary Conversion. Each Class B Share shall be convertible at the option of the holder, for no additional consideration, into one fully paid and non-assessable Class A Share at any time.

(c) Conversion Procedure. Promptly upon the occurrence of an Event of Automatic Conversion such that Class B shares are converted automatically into Class A Shares, or upon the voluntary conversion by the holder, the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation at such office (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in subparagraph 5.6(a) hereof or a voluntary conversion as provided in subparagraph 5.6(b) hereof, (ii) specifying the Event of Automatic Conversion (and, if the occurrence of such event is within the control of the transferor, stating the transferor’s intent to effect an Event of Automatic Conversion) or whether such conversion is voluntary, (iii) identifying the number of Class B Shares being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and including instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Shares shall obligate the Corporation to issue such Class A Shares and the Corporation shall be justified in relying upon the information and the certification contained in such notice and shall not be liable for the result of any inaccuracy with respect thereto. Thereupon, the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee, as specified in such notice. To the extent permitted by law, conversion pursuant to (i) an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred or (ii) a voluntary conversion shall be deemed to have been effected as of the date the Corporation receives the written notice pursuant to this subparagraph (c) (each date being the “Conversion Date”). The person entitled to receive the Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Date, and the right of such person as the holder of Class B Shares shall cease and terminate at and as of the Conversion Date, in each case without regard to any failure by the holder to deliver the certificates or the notice by this subparagraph (c).

(d) Unconverted Shares. In the event of the conversion of fewer than all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Paragraph 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares not converted.

(e) Reissue of Shares. Class B Shares that are converted into Class A Shares as provided herein shall be retired and canceled and shall not be reissued.

(f) Reservation. The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Shares, for the purpose of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or regulation, or any of the requirements of any national securities exchange upon which the Class A Shares may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Class A Shares issued and issuable after such action upon conversion of the Class B Shares would exceed the total number of Class A Shares then authorized by the Amended and Restated Certificate of Incorporation, as amended.

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Preferred Stock

Series A

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series A 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series A 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series A 8% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series B

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series B 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series B 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series B 8% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series C

On February 15, 2000, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series C 5% Convertible Preferred Stock, par value $0.01. The designation of the new Series C 5% Convertible Preferred Stock was approved by the Board of Directors on February 14, 2000. The Company is authorized to issue 1,000 shares of the Series C 5% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series D

On April 26, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series D Convertible Preferred Stock, par value $0.01. The designation of the new Series D Convertible Preferred Stock was approved by the Board of Directors on April 26, 2001. The Company is authorized to issue 800 shares of the Series D Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series E

On June 28, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series E 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series E 8% Convertible Preferred Stock was approved by the Board of Directors on March 30, 2001. The Company is authorized to issue 250 shares of the Series E Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series K Super Voting Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series K Super Voting Preferred Stock, par value $0.01. The designation of the new Series K Super Voting Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue three (3) shares of the Series K Super Voting Preferred Stock. As of the date of this filing, the Company has 3 shares issued and outstanding, respectively.

Dividends. Initially, there will be no dividends due or payable on the Series K Super Voting Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

Liquidation and Redemption Rights. Upon the occurrence of a Liquidation Event (as defined below), the holders of Series K Super Voting Preferred Stock are entitled to receive net assets on a pro-rata basis. Each holder of Series K Super Voting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series K Super Voting Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series K Super Voting Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the “Permitted Merger”), unless the holders of the shares of Series K Super Voting Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the holders of Series K Super Voting Preferred Stock elect otherwise.

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Conversion. No conversion of the Series K Super Voting Preferred Stock is permitted.

Rank. All shares of the Series K Super Voting Preferred Stock shall rank (i) senior to the Corporation’s (A) Common Stock, par value $0.0001 per share (“Common Stock”), and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series K Super Voting Preferred-Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series K Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Voting Rights.

A. If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

B. Each individual share of Series K Super Voting Preferred Stock shall have the voting rights equal to:

[twenty times the sum of: {all shares of Common stock issued and outstanding at the time of voting + all shares of any other Preferred stocks issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series K Super Voting Preferred Stock issued and outstanding at the time of voting]

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series K Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or By-laws.

Series L

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series L Preferred Stock, par value $0.01. The designation of the new Series L Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue five hundred thousand (500,000) shares of the Series L Preferred Stock. As of the date of this filing, the Company has 255 shares issued and outstanding, respectively.

Dividends. The holders of Series L Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

Voting.

a. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

b. Each individual share of Series L Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + the total number of shares of all series of Preferred Stock issued and outstanding at time of voting}]

divided by:

[the number of shares of Series L Preferred Stock issued and outstanding at the time of voting]

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Conversion Rights.

a) Outstanding. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock defined by the formula set forth is section 4.b.

b) Method of Conversion.

i. Procedure- Before any holder of Series L Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series L Preferred Stock, and shall give written notice 5 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series L Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”

ii. Issuance- Shares of Series L Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, Employees, Consultants or as directed by a majority vote of the Board of Directors. The number of Shares of Series L Preferred Stock to be issued to each qualified person (member of Management, Employee or Consultant) holding a Note shall be determined by the following formula:

For retirement of debt: One (1) share of Series L Preferred stock shall be issued for each Five Thousand Dollar ($5,000) tranche of outstanding liability. As an example: If an officer has accrued wages due to him or her in the amount of $25,000, the officer can elect to accept 5 shares of Series L Preferred stock to satisfy the outstanding obligation of the Company.

iii. Calculation for conversion into Common Stock- Each individual share of Series L Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[5000]

divided by:

[.50 times the lowest closing price of the Company’s common stock for the immediate five-day period prior to the receipt of the Notice of Conversion remitted to the Company by the Series L Preferred stockholder]

Required Vote

The Class A Common Stock, the Series K Preferred Stock and the Series L Preferred Stock are the only classes of outstanding voting stock of the Company. As of March 18, 2022, there were 13,449,828,986 shares of Class A Common Stock, 3 shares of Series K Preferred Stock and 255 shares of Series L Preferred Stock issued and outstanding. On March 21, 2022, the following holders of shares of the Company’s Class A Common Stock, the Series K Preferred Stock and the Series L Preferred Stock, representing 96.40% of the outstanding voting power of the Company (the “Majority Consenting Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions (ITEM 1, ITEM 2 and ITEM 3 below) (the “Approval Date”):

Class A Common Stock:

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Valvasone Trust	650,000,000	650,000,000	650,000,000	0.19%
Jody A. DellaDonna	700,000,000	700,000,000	700,000,000	0.21%
Total	1,350,000,000	1,350,000,000	1,350,000,000	0.40%

(1)	Class A Common Stock Voting Rights - (a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

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Series K Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series K Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Jimmy Wayne Anderson	3	268,996,584,880	268,996,584,880	80.00%
Total	3	268,996,584,880	268,996,584,880	80.00%

(1)	Series K Preferred Stock Voting Rights - If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

Series L Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series L Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Sylios Corp (3)	10	2,109,777,136	2,109,777,136	0.63%
Jimmy Wayne Anderson (4)	18	3,797,598,845	3,797,598,845	1.13%
Around the Clock Partners, LP (5)	40	8,439,108,545	8,439,108,545	2.51%
Jetco Holdings, LLC (6)	100	21,097,771,363	21,097,771,363	6.27%
MainSpring, LLC (7)	50	10,548,885,682	10,548,885,682	3.14%
Valvasone Trust (8)	29	6,118,353,695	6,118,353,695	1.82%
Jody A. DellaDonna (9)	8	1,687,821,709	1,687,821,709	0.50%
Total	255	53,799,316,976	53,799,316,976	16.00%

(1)	Voting Rights Series L Preferred Stock- If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

(3)	Sylios Corp is a Florida corporation. The address for Sylios Corp is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Sylios Corp.

(4)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(5)	Around the Clock Partners, LP is a Delaware limited partnership. The address for Around the Clock Partners, LP is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Around the Clock Partners, LP.

(6)	Jetco Holdings, LLC is a Wyoming limited liability company. The address for Jetco Holdings, LLC is 11718 SE Federal Highway, Suite 372, Hobe Sound, FL 33455. Timothy Cabrera is the controlling principal for Jetco Holdings, LLC.

(7)	MainSpring, LLC is a Wyoming limited liability company. The address for MainSpring, LLC is 611 Fort Harrison Ave S, Suite 363, Clearwater, FL 33756. Brian McFadden is the controlling principal for MainSpring, LLC.

(8)	The address for Valvasone Trust 5114 Stoneywood Circle, Mableton, GA 30126. The trustee for Valvasone Trust is John DellaDonna.

(9)	The address for Jody A. DellaDonna is 109 Carrick Way, Macon, GA 31210.

Summary of Vote:

Class of Voting Security	Number of Shares of Voting Security held	Number of Votes held by Majority Consenting Stockholders	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (1)
Class A Common Stock	13,449,828,986	1,350,000,000	1,350,000,000	0.40%
Series K Preferred Stock	3	268,996,584,880	268,996,584,880	80.00%
Series L Preferred Stock	255	53,799,316,976	53,799,316,976	16.00%
Total	13,449,829,244	324,145,901,856	324,145,901,856	96.40%

(1)	The Percentage of the voting equity that voted in favor of the corporate actions is based on a total number of votes available of 336,245,730,842: 13,449,828,986 by the holders of the Company’s Class A Common Stock, 268,996,584,880 by holders of the Company’s Series K Preferred Stock and 53,799,316,976 by holders of the Company’s Series L Preferred Stock.

Since the Board and Majority Consenting Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. In accordance with Rule 14c-2 of the Exchange Act, the Corporate Actions will be effective no earlier than twenty (20) days after this Information Statement has been sent or made available to our shareholders, which date of effectiveness is estimated to be April 11, 2022 (the “Effective Date”). The reverse stock split of the Company’s Class A Common Stock, decrease in the number of authorized shares of the Company’s Class A Common Stock, increase in the number of authorized shares of Preferred Stock and change in the name of the corporation will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware after the Effective Date.

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Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

General Description of Corporate Actions:

ITEM 1:

FILE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF OUR CLASS A COMMON STOCK, DECREASE OUR AUTHORIZED CLASS A COMMON STOCK, INCREASE OUR AUTHORIZED PREFERRED STOCK AND CHANGE THE NAME OF THE CORPORATION

On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power, Inc. (“Tersus Power”), a Nevada corporation, and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholders (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

As of March 31, 2022, the Company had 13,449,828,986 shares of Class A Common Stock outstanding. Taking into account the proposed 1:4000 reverse stock split, the Company would have 3,362,457 shares of Class A Common Stock outstanding. As per the terms of the Exchange Agreement, the Company would issue its Series K Preferred Stock shareholder 1,000,000 shares of Class A Common Stock, its Series L Preferred Stock shareholders a total of 8,832,000 shares of Class A Common Stock and the Tersus Shareholders a total of 39,583,371 shares of Class A Common Stock. The above numbers are subject to adjustment based on the number of shares of Class A Common Stock outstanding at Closing.

No regulatory approvals are required in connection with our acquisition of Tersus Power.

On March 11, 2022, the Board unanimously approved the filing of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to effect a reverse stock split of the Company’s Class A Common Stock on the ratio of 1:1,000 to 1:4,000 (“Reverse Stock Split”), decrease the number of authorized shares of the Company’s Class A Common Stock from 14,991,000,000 to 500,000,000, to increase the number of authorized shares of the Company’s Preferred Stock from 5,000,000 to 10,000,000 and change the name of the corporation to Tersus Power, Inc. On March 21, 2022, the Majority Consenting Stockholders delivered executed written consents in lieu of a special meeting (the “Stockholder Consent”) authorizing and approving the proposed Actions.

The Board will effect the Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change, if at all, by filing the Restated Certificate with the Secretary of State of the State of Delaware, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to file the Restated Certificate to effect the Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change at any time prior to the one-year anniversary of the date of the Stockholder Consent. A form of the Restated Certificate is attached to this Information Statement as Appendix A. No further action on the part of our stockholders is required to authorize or effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change.

The ability to proceed without a special meeting of the stockholders to approve, adopt and/or ratify the Corporate Actions is authorized by Sections 211 and 228 of the DGCL which provides that, unless otherwise provided in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, action required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power of the Company, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not contain any provisions contrary to the provisions of Sections 211 and 228 of the DGCL. Thus, to eliminate the costs to us and management time involved in holding a special meeting, and in order to take the Corporate Actions as described in this Information Statement, several of our stockholders representing in excess of 50% of the voting stock executed and delivered a written consent to us.

Our Board unanimously approved the Restated Certificate, subject to stockholder approval, and on March 21, 2022, the holders of approximately 96.40% of the voting shares of our Common and Preferred Stock executed and delivered to us the Stockholder Consents approving the filing of the Restated Certificate to effect a Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change.

Accordingly, we have obtained all corporate approval required for the filing of the Restated Certificate. We do not require, and we are not seeking any further consent from stockholders to file the Restated Certificate. This Information Statement is furnished solely for the purposes of advising stockholders of the approval of the Restated Certificate and giving stockholders notice of the filing of the Restated Certificate, as required by the DGCL and the Exchange Act.

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Effects of Reverse Stock Split:

Reasons for the Reverse Stock Split

The Board’s primary objectives in effecting the Reverse Stock Split, if necessary or if the Board otherwise desires, is to enable the Board to (i) Close on the Share Exchange Agreement with Tersus Power, Inc. and the Tersus Shareholders, (ii) raise the per share trading price of our Class A Common Stock, which is currently trading only on the OTC Marketplace “PINK”, to allow for a listing of our Class A Common Stock on one of the Exchanges, and (iii) enable the Board to facilitate capital raising by the Company by attracting a broader audience of potential investors, either in connection with listing on an Exchange or otherwise. Our Board has determined that by increasing the market price per share of our Class A Common Stock, we would meet the stock price element of the initial listing requirements of each of the Exchanges and our Class A Common Stock could be initially listed on one of the Exchanges. Our Board concluded that the liquidity and marketability of our Class A Common Stock will be adversely affected if it is not listed on an Exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of our Class A Common Stock. Our Board believes that current and prospective investors may view an investment in our Class A Common Stock more favorably if our Common Stock is quoted on one of the Exchanges.

Our Board also believes that the Reverse Stock Split and any resulting increase in the per share price of our Class A Common Stock should enhance the acceptability and marketability of our Class A Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Class A Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Class A Common Stock.

While we believe that we will likely seek to implement the Reverse Stock Split in connection with a contemplated uplisting onto an Exchange and subsequent financing activities, we cannot assure you that the Board will ultimately determine to effect the Reverse Stock Split or if effected, at what ratio it will be effected or that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Stock Split. Moreover, and notwithstanding the flexibility afforded to the Board as a result of having the ability to implement the Reverse Stock Split, the Board is not legally committed to (i) implementing the Reverse Split, (ii) listing the Class A Common Stock on an Exchange or (iii) undertaking any financing in connection therewith.

Potential Disadvantages of the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split would be to help increase the per share market price of our Class A Common Stock by up to a factor of four thousand. However, we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our Class A Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Class A Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Class A Common Stock. The price of our Class A Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

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Furthermore, and importantly, in order to qualify for listing on an Exchange, the Class A Common Stock will need to trade above a required dollar value per share ($4.00 per share for the Nasdaq Capital Market and $3.00 per share for the NYSE American) for 30 days in any 60 day period following the Reverse Stock Split, and there is a risk that this key threshold for listing the Class A Common Stock on an Exchange will not be met, which would lead to the inability to have the Class A Common Stock listed on an Exchange. Investors or potential investors in the Class A Common Stock should not hold their investments or make new investments in the Class A Common Stock in reliance on the fact that the Class A Common Stock will qualify for listing on an Exchange.

The number of shares held by each individual stockholder would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, each of the Exchanges requires that we have a certain number of round lot stockholders to be initially listed (the Nasdaq Marketplace Rules require that we have 300 round lot stockholders and the NYSE American requires that we have 400 round lot stockholders). Second, the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effecting the Reverse Stock Split

Any time twenty calendar days following the date of this Information Statement, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Restated Certificate will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Restated Certificate with the Secretary of State of the State of Delaware to effect the Reverse Stock Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Reverse Certificate, without further action by our stockholders. The Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”). Upon the filing of the Restated Certificate, without further action on our part or our stockholders, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Stock Split ratio as determined by the Board. For example, if you presently hold 4,000 shares of our Class A Common Stock, you would hold 1 shares of our Class A Common Stock following the Reverse Stock Split if the ratio is one-for-four thousand.

The table below sets forth the number of shares of our Class A Common Stock outstanding before and after the Reverse Stock Split based on 13,449,828,986 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Stock Split	Assuming a 1:1000 Reverse Stock Split	Assuming a 1:3000 Reverse Stock Split	Assuming a 1:4000 Reverse Stock Split
Class A Common Stock	13,449,828,986	13,449,829	4,483,276	3,362,457

Effect on Registration and Stock Trading

We are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Class A Common Stock. If the proposed Reverse Stock Split is implemented and our application for initial listing is otherwise accepted on either of the Exchanges, we will request that our Class A Common Stock be initially listed under the symbol “TSPW” however we cannot guarantee that the Exchanges will permit our use of “TSPW.” If “TSPW” is not available to us, we will announce our new symbol as soon as practicable.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Class A Common Stock following the Reverse Stock Split, that stockholder will receive certificate representing 151 shares of Class A Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 148 holders of record of our Class A Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

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On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Stock Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Stock Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Class A Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Class A Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

As previously described, although the Reverse Stock Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will increase, because we will be reducing our authorized shares of Class A Common Stock. The shares of Class A Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Stock Split will give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Stock Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Class A Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Class A Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Class A Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Class A Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

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Accounting Consequences

As of the Effective Time, the stated capital attributable to the Class A Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Class A Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Class A Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Class A Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Class A Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Class A Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the Class A Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Class A Common Stock surrendered and the holding period for the Class A Common Stock received should include the holding period for the Common Stock surrendered.

Reasons for a Decrease in the Authorized Class A Common Stock:

As per the terms of the Share Exchange Agreement with Tersus Power, Inc. and the Tersus Power shareholders, the Company is required to reduce the number of shares of authorized Class A Common Stock from 14,991,000,000 to 500,000,000.

The decrease in the number of authorized shares of the Company’s Class A Common Stock from 14,991,000,000 shares to 500,000,000 shares was approved by stockholders holding a majority of the voting rights.

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Reasons for an Increase in the Authorized Preferred Stock:

The Board and the Majority Consenting Stockholders believe that it is prudent to increase the number of authorized shares of Preferred Stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as strategic acquisition opportunities. The Board and the Majority Consenting Stockholders believe that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of Preferred Stock, such as strategic acquisitions.

All authorized but unissued shares of Preferred Stock will be available for issuance from time to time for any proper purpose approved by the Board (including issuances in connection with issuances to raise capital, effect acquisitions or provide stock-based employee compensation), without further vote of our stockholders, except as required under applicable law. Except for the terms of the Share Exchange Agreement, there are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized Preferred Stock. Except as otherwise described in this Information Statement, the Board does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law.

In general, the issuance of any new shares of Preferred Stock may cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized Preferred Stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.

The increase in the number of authorized shares of the Company’s Preferred Stock from 5,000,000 shares to 10,000,000 shares was approved by stockholders holding a majority of the voting rights.

Change of Name to Tersus Power, Inc.:

In connection with the Company’s entry into the Share Exchange Agreement with Tersus Power, Inc. and the Tersus shareholders, the Company will enter into an Agreement and Plan of Merger with its new wholly-owned subsidiary. Tersus Power, Inc. (hereinafter, “Tersus Delaware”), a Delaware corporation. Tersus Delaware was incorporated with the State of Delaware on March 15, 2022.

The Change of Name will result in the Company changing its trading symbol. The Company will request that its trading symbol is changed to “TSPW.” If “TSPW” is not available to us, we will announce our new symbol as soon as practicable. The Change of Name and symbol may cause a temporary inconvenience with regard to the name recognition of the Company. However, management believes that the potential advantages that will accrue to the Company as a result of the Change of Name will outweigh any temporary disadvantages that may occur.

The Change of Name of the corporation from Global Technologies, Ltd to Tersus Power, Inc. was approved by stockholders holding a majority of the voting rights.

No appraisal rights

No. None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

Effective date of the Restated Certificate

The Board will effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change, if at all, by filing the Restated Certificate with the Secretary of State of the State of Delaware, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to file the Restated Certificate to effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change at any time prior to the one-year anniversary of the date of the Stockholder Consent.

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INFORMATION ABOUT TERSUS POWER, INC. (NEVADA)

Tersus Power Inc.

Tersus Power Inc. (“Tersus Power”), a Nevada Corporation, was founded in 2021 as a hydrogen engineering design and consulting firm and a contract manufacturer. The company designs both a modular hydrogen fueling stations and a hydrogen storage system. The company intends to assemble its products at a third-party manufacturing facility located in Pittsburg Pennsylvania at metroplex.

The Companies modular hydrogen fueling station is based on the principals of a Steam Reformer known as an SMR (steam methane reformer). At present, steam reforming produces most of the world’s hydrogen. An SMR combines renewable natural gas and water with a steam reforming process to create hydrogen. The Company is designing a more advanced onsite hydrogen production system that will generate up to 1,250kg/day of hydrogen. Tersus Power is completing the first modular design of a high production volume hydrogen generator that can fit in a 1,000 square foot space at a gasoline filling station. This small footprint allows the system to be installed in a portion of existing gasoline stations minimizing the buildout of new fueling sites. The small modular design of the Company’s hydrogen fueling station is part of the critical infrastructure needed for adoption of fuel cell vehicles. To address the demand of long-haul fuel cell trucks, four modular fuel stations can be combined together and placed at truck stops that will produce up to 5000kg/day of hydrogen.

Tersus Power has designed a unique and proprietary hydrogen gas storage system that can be sold with its modular fueling station or sold separately. Hydrogen can be stored as either a gas or a liquid. At present, storage of hydrogen as a gas requires high-pressure tanks (350–700 bar [5,000–10,000 psi] tank pressure) and typically requires large-volume systems. Storage of hydrogen as a liquid requires cryogenic temperatures because the boiling point of hydrogen at one atmosphere pressure is −252.8°C. These two hydrogen storage systems are not feasible for a small footprint hydrogen fueling station. Tersus Power has developed a hydrogen storage system called “Active Storage.” Active Storage is unique to Tersus Power’s onsite hydrogen production solution and based on compressed gas storage, using advanced pressure vessels made of fiber reinforced composites that are capable of reaching 700 bar pressure, with a major emphasis on system cost reduction. Unique to Active Storage is the availability of 100 percent of the stored hydrogen gas at dispensing pressure without the need to re-compress the gas like in current cascaded and liquid storage solutions. Active Storage is in the final phase of design, metals and other materials are being tested, Active Storage will also be assembled in Pittsburg.

Manufacturing Supply Agreement

On June 14, 2021, the Company entered into a Manufacturing Supply Agreement (the “MSA”) with PowerTap Hydrogen Fueling Corporation (“PowerTap”). Under the terms of the Agreement, the Company agreed to manufacture and sell to PowerTap ten (10) PowerTap Gen3 hydrogen fuel generators in accordance with mutually agreed up specifications. The total value of the MSA was $52.4 million.

The MS included a schedule of down payment installments from PowerTap to support the Company in acquiring and assembling the specified components, with the first 3 generators scheduled to ship to installation sites on February 11, 2022, with the remaining nine generators shipping between April 29, 2022 and July 29, 2022. PowerTap agreed to provide the first installment payment of $3 million on June 14, 2021, with additional installment payments during the manufacturing schedule.

PowerTap was not able to fund the financial commitments within the MSA. On June 28, 2021, the Company and PowerTap entered into an Amendment (the “Amendment”) to adjust the MSA schedule and funding with an immediate installment payment, and with the first generator being ready for shipment in mid-May 2022.

PowerTap was not able to meet the funding terms of the Amendment, and in September 2021 PowerTap requested the Company continue to enhance the completed initial design through additional design phase funding by PowerTap of $340,000. PowerTap submitted a down payment for the additional design work of $75,000 in late September, with the $265,000 balance due in early October. PowerTap did not pay the balance due, is not expected to make this payment and is in default on the original MSA and Amendment.

Management Team

Name	Age	Position and Term
Michael Rosen	69	President, Principal Executive Officer and Director
William Bossung	63	Principal Financial Officer, Secretary and Director

Michael Rosen, age 69, Founder, Director and President of Tersus Power since February 2021. Mr. Rosen has guided supply chain and manufacturing for portfolio companies of Bain Capital since 2007 and also New Mountain Capital since 2018, participating in acquisition due diligences and implementing individual portfolio company improvement plans. From April 2005 to July 2007 Mr. Rosen was VP of Operations for Home Depot’s supply businesses including participating in acquisition due diligences, operating businesses and implementing expansion plans. From March 1996 to February 2005 Mr. Rosen was Sr VP of Logistics, Manufacturing, Sales and Retail Systems for True Value Company. At Weyerhaeuser Company, from December 1979 to February 1996 Mr. Rosen held manufacturing, financial controller, information systems, human resources, business development and sales management positions, culminating as general manager of a distribution business. Mr. Rosen earned an MBA-PMD from Harvard Business School.

William Bossung, age 63, Founder, Director and Secretary of Tersus Power since February of 2021. Mr. Bossung serves as Secretary, Chief Financial Officer, and member of the Board of Directors of Healthy Extracts Inc from December 2014 till now. Mr. Bossung has a diverse background in Corporate Finance, Insurance and accounting. During January 2012 Mr. Bossung co-founded Splash Beverage Group, (SBEV) a beverage distribution company that distributes both alcohol and non-alcohol products. The company’s products are sold in over 25,000 retail locations.  From 2003 to August 2006 Mr. Bossung was co-founder of BCF Technology, an insurance software company that was ultimately sold to Vertafore in August of 2006. From 1997 to 2002 Mr. Bossung was the Director of Corporate Finance of Chadmoore Wireless Group, the company was engaged in the business of wireless communications utilizing 800 MHZ frequencies. Chadmoore aggregated over 5500 Specialized Mobile Radio licenses from the Federal Communications Commission, the licenses were acquired by Nextel, then merged into the Sprint PCS wireless network. Mr. Bossung currently holds an Insurance License and earned a bachelor’s degree in accounting and finance from Bloomsburg State University.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the ownership of our common stock as of May 31, 2022 with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock issuable upon exercise of options or warrants as of May 31, 2022 or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 10,000,000 shares of common stock outstanding as the date of May 31, 2022.

Name of Beneficial Owner/Management and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Total Shares of Common Stock Beneficially Owned
5% Stockholders
WBD LLC (i)	3,500,000	35.00%
BB2 Technology Group, Inc. (ii)	500,000	5.00%
Named Executive Officers and Directors
Michael Rosen	3,000,000	30.00%
William Bossung	3,000,000	30.00%
All directors and executive officers as a group (2 persons)	6,000,000	60.00%

(i)	The address for WBD LLC is 30 N Gould St, Ste R, Sheridan, WY 82801. The managing member is Mark Weitz and its beneficial owner is Kelly Owen.
(ii)	The address for BB2 Technology Group, Inc. is 34145 Pacific Coast Hwy, Suite 618, Dana Point, CA 92629 and its principal is James Bartlett.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Company Overview

Tersus Power, Inc. (“Tersus” or the “Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company. Our principal executive offices are located at 1980 Festival Drive, Suite 300, Las Vegas, NV 89135 and our telephone number is (702) 608-9589. The Company’s website address is www.tersuspower.com. The information contained on, or that can be accessed through, our website is not a part of this Information Statement. We have included our website address in this Information Statement solely as an inactive textual reference.

Critical Accounting Policies, Judgments and Estimates

There were no material changes to our critical accounting policies and estimates during the interim period ended March 31, 2022.

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Components of our Results of Operations

Revenues

The sources of revenue will be sales of modular hydrogen fueling stations, hydrogen storage systems and engineering design services. During the nine months ended March 31, 2022 and period ended June 30, 2021, the Company received all its revenue from engineering design and consulting services. The company has completed most of the design of a small footprint modular hydrogen fueling station that will be placed at existing gas stations. Tersus Power excepts to receive most of the Companies revenue from the sale of these systems. The company has also completed the engineering design of a proprietary hydrogen storage system. The hydrogen storage can be sold as a standalone product by Tersus to organizations that utilize hydrogen fuel in their operations,

Cost of Revenues

Tersus Powers’ cost of goods sold will include engineering design, manufacturing plant lease, software control systems, components and parts, labor, assembly, and the feed stocks required to produce and store hydrogen during the testing of the hydrogen fuel stations and storage systems.

Selling, General and Administrative Expenses

Selling, general and administrative expenses consist of selling, marketing, advertising, payroll, administrative, finance and professional expenses.

Interest Expense, Net

Interest expense includes the cost of our borrowings under our debt arrangements.

Results of Operations

For the Three Months Ended March 31, 2022 versus the period from January 29, 2021 (inception) through March 31, 2021

Revenue

For the three months ended March 31, 2022 and period from January 29, 2021 (inception) through March 31, 2021, the Company generated revenue of $231,064 and $223,600, respectively. The Company’s source of revenue for the period ended March 31, 2022 was solely attributable to its Manufacturing Supply Agreement with PowerTap.

Cost of Revenues

For the three months ended March 31, 2022 and period from January 29, 2021 (inception) through March 31, 2021, cost of revenues was $169,763 and $180,250, respectively.

Gross Profit

For the three months ended March 31, 2022 and period from January 29, 2021 (inception) through March 31, 2021, gross profit was $61,301 and $43,350, respectively.

Operating Expenses

Operating expenses were $39,612 and $39,349 for the three months ended March 31, 2022 and for the period from January 29, 2021 (inception) through March 31, 2021, respectively.

Income tax expense

There was no income tax expense for the three months ended March 31, 2022 or the period from January 29, 2021 (inception) through March 31, 2021.

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Net Income

For the three months ended March 31, 2022 and period from January 29, 2021 (inception) through March 31, 2021 our net income was $21,689 and $3,759, respectively.

For the Nine Months Ended March 31, 2022

Revenue

For the nine months ended March 31, 2022, the Company generated $834,634. The Company’s source of revenue was solely attributable to its Manufacturing Supply Agreement with PowerTap.

Cost of Revenues

For the nine months ended March 31, 2022, cost of revenues was $611,617.

Gross Profit

For the nine months ended March 31, 2022, gross profit was $223,017.

Operating Expenses

Operating expenses were $358,956 for the nine months ended March 31, 2022.

Income tax expense

There was no income tax expense for the nine months ended March 31, 2022.

Net (loss)

For the nine months ended March 31, 2022, our net loss was ($135,939).

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Liquidity and Capital Resources

The following table summarizes the cash flows for the nine months ended March 31, 2022 and the period from January 29, 2021 (inception) through March 31, 2021:

	March 31, 2022	March 31, 2021
Cash Flows:

Net cash (used in) provided by operating activities	$(542,350)	$301,976
Net cash (used in) investing activities	(33,150)	(15,400)
Net cash provided by financing activities	250,000	-

Net (decrease) increase in cash	(325,500)	286,576
Cash at beginning of period	360,345	-

Cash at end of period	$34,845	$286,576

At March 31, 2022 and 2021, the Company had cash of $34,845 and.

We had cash (used in) provided by operating activities of ($542,350) and $301,976 for the nine months ended March 31, 2022 and for the period from January 29, 2021 (inception) through March 31, 2021, respectively.

We had cash (used in) investing activities of ($33,150) and ($15,400) for the nine months ended March 31, 2022 and for the period from January 29, 2021 (inception) through March 31, 2021, respectively. The cash used in investing activities is largely attributable to construction in progress.

We had cash provided by financing activities of $250,000 and $0 for the nine months ended March 31, 2022 and for the period from January 29, 2021 (inception) through March 31, 2021, respectively. For the period ended March 31, 2022, all $250,000 was cash received from Global Technologies, Ltd through the issuance of a Senior Secured Promissory Note.

Off Balance Sheet Arrangements

Medigap does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

Experts

The audited financial statements of Tersus Power for the year ended June 30, 2021 have been audited by Fruci & Associates II PLLC, an independent registered public accounting firm, as stated in their report dated May 10, 2022.

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ITEM 2:

RATIFY THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2022

Fruci & Associates II, PLLC has served as our independent auditor and accountant since 2019. Since 2019, there were no disagreements between us and Fruci & Associates II, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On March 21, 2022, the Majority Consenting Stockholders ratified the Board’s appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fruci & Associates II, PLLC has audited our financial statements for the years ended June 30, 2021 and 2020.

1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was:

2021	$30,000	Fruci & Associates II, PLLC
2020	$20,000	Fruci & Associates II, PLLC

2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

5) During the fiscal year ended June 30, 2021 and as of the date of this report, the Company does not maintain an audit committee and therefore does not have an audit committee pre-approval policy in place.

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ITEM 3:

ELECT ONE DIRECTOR TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

On the Board Approval Date, the Board unanimously recommended that stockholders elect the below nominee, and on March 21, 2022, the Majority Consenting Stockholders elected the nominee to serve as a director. The director set forth below will serve until the first annual meeting of stockholders to occur following the first date on which the Common Stock is listed or quoted on a national securities exchange (the “Trigger Date”), or their earlier death, resignation or removal.

The following table sets forth the name, position and age of our director as of the Effective Date.

Name	Age	Position and Term
Jimmy Wayne Anderson	56	President, Principal Financial Officer and Director

Director Qualifications

We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for board members, which are important to our business:

●	Leadership Experience – We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the Company.

●	Finance Experience – We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.

●	Industry Experience – We seek directors who have relevant industry experience including existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

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Name	Age	Position and Term
Jimmy Wayne Anderson	56	President, Principal Financial Officer and Chairman of the Board (January 2018 to present)

Jimmy Wayne Anderson, President, Principal Financial Officer, Director and Chairman of the Board – Mr. Anderson is the acting President and Chairman of the Board of Global Technologies. Mr. Anderson was appointed to the Board in December 2017 and assumed the role of President and Principal Financial Officer in January 2018. Mr. Anderson leverages nearly 15 years of business experience inclusive of corporate filings, filings with the Securities and Exchange Commission and corporate action filings with the Financial Industry Regulatory Authority (“FINRA”). Mr. Anderson completed his undergraduate education at the University of Georgia and received his Doctorate degree from Temple University.

Prior to joining the Company, Mr. Anderson held the following roles:

1.	From inception in 2008 to the President, Mr. Anderson has served as the sole officer and director of Sylios Corp, a publicly traded company listed on the OTC Markets “PINK” under the symbol “UNGS.” Sylios Corp is a holding corporation with a market capitalization of under $1 million that has operations engaged in the exploration and development of oil and natural gas properties, purchase of royalty and working interest units in producing properties (oil and natural gas) and alternative land development projects. The Company maintains equity investments in our two spin-offs (The Greater Cannabis Company, Inc. and AMDAQ Corp) catering to the medical and recreational marijuana industry and blockchain technology. Sylios Corp is a fully reporting entity with the SEC that is currently delinquent in its filings.

2.	From 2017 to the present (except for a 6-month period in 2018), Mr. Anderson has served as the sole officer and director of AMDAQ Corp. AMDAQ Corp is a spin-off from Sylios Corp that is currently in the process of filing a Registration Statement on Form S-1. AMDAQ’s multi-faceted business model will allow the company to take advantage of the significant emerging opportunities being developed utilizing blockchain technology. On March 8, 2019, the Company expanded its presence within the blockchain sector by acquiring Arch Exchange Transfer, LLC (“Arch”). Arch, a registered stock transfer agent, has been formed as a decentralized transfer & exchange service. The Company’s technology is being created on the Ethereum block chain with an associated token to help facilitate transactions and payments. This application-based technology utilizes a cryptographically stored ledger in an open source peer-to-peer environment. AMDAQ Corp’s current assets are under $1 million.

3.	From inception in 2014 through July 31, 2018, Mr. Anderson served as the sole officer and director of The Greater Cannabis Company, Inc., a publicly traded company listed on the OTC Markets “QB” under the symbol “GCAN.” The Greater Cannabis Company, Inc. is a biopharmaceutical company that is focused on the development and commercialization of cannabinoid delivery systems with a market capitalization of under $1 million.

4.	From April 10, 2018 through April 24, 2018, Mr. Anderson also served as the sole officer and director of Soligen Technologies, Inc., a publicly traded company listed on the OTC Markets “PINK” under the symbol “SGTN.” Mr. Anderson resigned as a director of Soligen Technologies, Inc. on January 13, 2019.

Family Relationships

There are no family relationships among the directors and executive officers.

Options/SARS Grants During Last Fiscal Year

None.

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Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our shareholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and code of business conduct, together with our Articles of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Business Conduct and Ethics is available on our website at https://www.globaltechnologiesltd.info/governance.

Our Board of Directors

Our Board currently consists of one member. The number of directors on our Board can be determined from time to time by action of our Board.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board also is provided updated by the CEO and other executive officers of the Company on a regular basis.

Shareholder Communications. Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 Attention: Investor Relations or via e-mail communication at info@globaltechnologiesltd.info. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board Committees

None. Presently, our Board of Directors is performing the duties that would normally be performed by an audit committee. We intend to form a separate audit committee, and plan to seek potential independent directors. In connection with our search, we plan to appoint an individual qualified as an audit committee financial expert.

Directors’ Compensation

On July 1, 2021, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, Mr. Anderson shall receive a one-time bonus payment of Fifty Thousand and no/100 dollars ($50,000.00) upon execution of the Agreement, and Twenty Thousand and no/100 dollars ($20,000.00) paid to Mr. Anderson on the last calendar day of each quarter as long as Mr. Anderson continues to fulfill his duties and provide the services set forth above. The compensation of $20,000 per quarter commenced with the third calendar quarter of 2021 (first fiscal quarter of 2022).

Executive Summary Compensation Table

The following table sets forth with respect to the named executive officer, compensation made through the twelve months ended June 30, 2021:

Name and Principal Position	Year	Salary- Paid or accrued ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
		(a)	(b)	(c)(3)	(d)			(e)

Jimmy Wayne Anderson, President, Treasurer, Secretary, Chairman (1)(2)(3)	2021	0	0	0	0	0	0	0	0
	2020	0	0	0	0	0	0	0	0
	2019	0	0	0	0	0	0	0	0
	2018	0	0	90,000	0	0	0	0	90,000

(1)	On December 15, 2017, Jimmy Wayne Anderson was appointed to the Company’s Board of Directors.

(2)	On January 25, 2018, Mr. Anderson assumed the roles as the Company’s President, Treasurer and Secretary.

(3)	On August 2, 2019, the Company issued 3 shares of its Series K Super Voting Preferred stock (“Series K”) to the Company’s sole officer and director, Jimmy Wayne Anderson, as consideration for services provided as an officer of the Company. The Company’s Series K has no monetary value as there is no conversion feature, and the Company is not required to purchase the Series K from its holder.

(a)	Accrued salary and salary paid. Please see NOTE G - ACCRUED OFFICER AND DIRECTOR COMPENSATION for further information within the Company’s Annual Report for the year ended June 30, 2021 filed with the Securities and Exchange Commission on October 13, 2021.

(b)	Accrued bonus to employee for execution of employment agreement.

(c)	Delivery of common stock to officer for services rendered. Mr. Anderson received 900,000,000 shares of the Company’s common stock.

(d)	Options issued to employee for execution of employment agreement. More details on Options noted under Employment Agreements section below.

(e)	Equity compensation received as a Director of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 31, 2022, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table below shows the number of shares beneficially owned as of May 31, 2022 by each of our individual directors and executive officers, by other holders of 5% or more of the outstanding stock and by all our current directors and executive officers as a group.

The percentage of beneficial ownership is based on 13,785,662,319 shares of our common stock outstanding at May 31, 2022, and excludes:

●	An indeterminate number of shares of common stock to be issued upon conversion of the Company’s Convertible Promissory Notes; and
●	An indeterminate number of shares of common stock to be issued upon conversion of the Company’s Series L Preferred Stock.

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	Class A Common Stock
Name of Beneficial Owner	Beneficially Owned (1)(2)	Percentage of Common Stock (3)
Jimmy Wayne Anderson (3)	0	0.00%
Officers and Directors as a Group	0	0.00%

5% Shareholders:
Jody A. DellaDonna (4)(5)	700,000,000	5.08%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of May 31, 2022 are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any person. Percentages are based on a total of shares of Class A common stock outstanding on May 31, 2022 and the shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of May 31, 2022.

(2)	The number of common shares used in computing the percentages is 13,785,662,319 shares of Class A Common Stock outstanding at May 31, 2022.

(3)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(4)	Included within Jody A. DellaDonna’s beneficial ownership includes 700,000,000 shares of Class A Common Stock.

(5)	The address for Mr. DellaDonna is 109 Carrick Way, Macon, GA 31210.

	Series K Preferred Stock	Percentage of
	Beneficially	Series K
Name of Beneficial Owner	Owned (1)(2)	Preferred Stock
Jimmy Wayne Anderson (3)	3	100.00%
Officers and Directors as a Group	3	100.00%

(1)	The Company’s Series K Super Voting Preferred Stock has no conversion feature.

(2)	The number of Series K Preferred shares outstanding used in computing the percentages is 3 as of May 31, 2022.

(3)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

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	Series L Preferred Stock	Percentage of
	Beneficially	Series L
Name of Beneficial Owner	Owned (1)(2)	Preferred Stock
Sylios Corp (3)	10	3.62%
Jimmy Wayne Anderson (4)	39	14.13%
Around the Clock Partners, LP (5)	40	14.49%
Jetco Holdings, LLC (6)	100	36.23%
MainSpring, LLC (7)	50	18.12%
Valvasone Trust (8)	29	10.51%
Jody A. DellaDonna (9)	8	2.90%
Total	276	100.00%

(1)	Each share of the Company’s Series L Preferred stock can be converted into shares of the Company’s Class A Common stock based on the following formula: $5,000 divided by .70 times the lowest closing price of the Company’s Class A Common Stock for the immediate five-day period prior to the receipt of the Notice of Conversion.

(2)	The number of Series L Preferred shares outstanding used in computing the percentages is 276 as of May 31, 2022.

(3)	Sylios Corp is a Florida corporation. The address for Sylios Corp is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Sylios Corp.

(4)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(5)	Around the Clock Partners, LP is a Delaware limited partnership. The address for Around the Clock Partners, LP is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Around the Clock Partners, LP.

(6)	Jetco Holdings, LLC is a Wyoming limited liability company. The address for Jetco Holdings, LLC is 11718 SE Federal Highway, Suite 372, Hobe Sound, FL 33455. Timothy Cabrera is the controlling principal for Jetco Holdings, LLC.

(7)	MainSpring, LLC is a Wyoming limited liability company. The address for MainSpring, LLC is 611 Fort Harrison Ave S, Suite 363, Clearwater, FL 33756. Brian McFadden is the controlling principal for MainSpring, LLC.

(8)	The address for Valvasone Trust 5114 Stoneywood Circle, Mableton, GA 30126. The trustee for Valvasone Trust is John DellaDonna.

(9)	The address for Jody A. DellaDonna is 109 Carrick Way, Macon, GA 31210.

RELATED PARTY TRANSACTIONS

At December 31, 2021, the Company had a loan receivable, other, to Sylios Corp, an entity controlled by the Company’s sole officer and director.

On March 31, 2021, the Company issued 18 shares of the Company’s Series L Preferred Stock to the Company’s sole officer and director, Jimmy Wayne Anderson, as reimbursement for returning 890,000,000 shares of common stock to the Company.

On March 1, 2021, the Company issued 40 shares of the Company’s Series L Preferred Stock, to Around the Clock Partners, LP, an entity controlled by Company’s sole officer and director, in satisfaction of $200,000 principal and interest outstanding on a Convertible Promissory Note dated July 27, 2018.

On September 2, 2019, the Company issued 10 shares of its Series L Preferred stock to Sylios Corp, an entity controlled by the Company’s sole officer and director, Jimmy Wayne Anderson.

On August 22, 2019, the Company entered into a Consulting Agreement (the “Agreement”) with Sylios Corp (the “Consultant”), an entity controlled by the Company’s President, Jimmy Wayne Anderson. Under the terms of the Agreement, the Consultant is to provide services related to acquisitions, mergers and certain day to day tasks of managing a public company. As compensation, the Company shall pay Consultant $50,000 through the issuance of t10 shares of the Company’s Series L Preferred Stock. The Company issued the shares of Series L Preferred Stock on September 2, 2019. The Agreement had a term of six (6) months or until the Consultant completed the services requested. The services have been completed by the Consultant.

On August 2, 2019, the Company issued 3 shares of its Series K Super Voting Preferred stock to the Company’s sole officer and director, Jimmy Wayne Anderson, as consideration for services provided as an officer of the Company.

On July 27, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Around the Clock Partners, LP (the “Holder”) in the principal amount of $124,800. The Convertible Note was issued for compensation due for consulting services. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (July 27, 2019) at the option of the holder at the conversion price which shall be equal to the lower of: (a) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note or (b) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the Effective Date. The Convertible Note has a term of one (1) year and bears interest at 5% annually. On March 1, 2021, the Company issued the Holder 40 shares of its Series L Preferred Stock in satisfaction of $124,800 principal, $24,906 default principal, $16,160 interest and $37,666 default interest. A balance of $3,532 was forgiven by the Holder. As of March 31, 2021, there was no outstanding principal or interest due.

During the year ended June 30, 2018, the Company issued 900,000,000 shares of its Class A Common Stock to its sole officer and director, Jimmy Wayne Anderson.

26

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Our Management’s Discussion and Analysis should be read in conjunction with our unaudited condensed consolidated financial statements and related notes thereto included elsewhere in this quarterly report.

Company Overview

Global Technologies, Ltd. (hereinafter the “Company”, “Our”, “We”, or “Us”) is a publicly quoted company that was incorporated under the laws of the State of Delaware on January 20, 1999 under the name of NEW IFT Corporation. On August 13, 1999, the Company filed an Amended and Restated Certificate of Incorporation with the State of Delaware to change the name of the corporation to Global Technologies, Ltd. Our principal executive offices are located at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 and our telephone number is (727) 482-1505. Our website address is www.globaltechnologiesltd.info. The information contained on, or that can be accessed through, our website is not a part of this Registration Statement. We have included our website address in this Registration Statement solely as an inactive textual reference.

Critical Accounting Policies, Judgments and Estimates

There were no material changes to our critical accounting policies and estimates during the interim period ended March 31, 2022.

Please see our Annual Report on Form 10-K for the year ended June 30, 2021 filed on October 13, 2021, for a discussion of our critical accounting policies and estimates and their effect, if any, on the Company’s financial results.

Components of our Results of Operations

Revenues

We generate revenue through three sources: (i) through the sale of consumer products either wholesale or direct to consumer through the Company’s ecommerce sites, (ii) through the logistics services we offer through our wholly owned subsidiary, Market on Main, and (iii) through consulting services we may provide for publicly traded companies.

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Cost of Revenues

Our cost of revenues includes inventory costs, materials and supplies costs, internal labor costs and related benefits, subcontractor costs, depreciation, overhead and shipping and handling costs.

Selling, General and Administrative Expenses

Selling, general and administrative expenses consist of selling, marketing, advertising, payroll, administrative, finance and professional expenses.

Interest Expense, Net

Interest expense includes the cost of our borrowings under our debt arrangements.

Results of Operations

Three Months Ended March 31, 2022 Compared to Three Months Ended March 31, 2021

The following table sets forth information comparing the components of net (loss) income for the three months ended March 31, 2022 and 2021:

	For the Three Months Ended March 31,		Period over Period Change
	2022	2021	$	%
Revenue earned
Revenue	$11,927	$15,000	$(3,073)	$-20.49%
Cost of goods sold	598	-	598	100.00%
Gross profit	11,329	15,000	(3,671)	-24.47%

Operating Expenses:
Officer and director compensation, including stock-based compensation of $0, $10,000, respectively	20,000	20,000	-	0.00%
Depreciation expense	1,297	758	539	71.11%
Consulting services	37,800	1,700	36,100	2,123.53%
Professional services	28,189	81,662	(53,473)	-65.48%
Selling, general and administrative	36,584	17,056	19,528	114.49%

Total operating expenses	123,870	121,176	2,694	2.22%

Loss from operations	(112,541)	(106,176)	(6,365)	-5.99%

Other income (expenses):
Interest income	6,000	-	6,000	100.00%
Forgiveness of debt and accrued interest	-	336,786	(336,786)	-100.00%
(Loss) gain on derivative liability	(84,948)	18,937,780	(19,022,728)	-100.45%
(Loss) on issuance on notes payable	(63,038)	(2,600,575)	2,537,537	97.56%
Interest expense	(9,428)	(59,561)	50,133	84.17%
Amortization of debt discounts	(119,331)	(141,704)	22,373	15.79%

Total other (expenses) income	(270,745)	16,472,726	(16,743,471)	-101.64%

(Loss) gain before provision for income taxes	(383,286)	16,366,550	(16,749,836)	-102.34%

Provision for income taxes	-	-	-	-%

Net (loss) gain	$(383,286)	$16,366,550	$(16,749,836)	$-102.34%

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Revenue

Revenues generated for the three months ended March 31, 2022 and 2021 were $11,927 and $15,000, respectively. For the three months ended March 31, 2022, revenue was derived from consulting services as well as sales generated under the Company’s Exclusive Distribution Agreement with Amfluent, LLC.

Cost of Revenues

For the three months ended March 31, 2022 and 2021, cost of revenues was $598 and $-, respectively. The cost of revenues for the three months ended March 31, 2022 increased over the prior year period due to the initiation of sales of the “Sculpt Baby” product sold under its Exclusive Distribution Agreement with Amfluent, LLC.

Gross Profit

For the three months ended March 31, 2022 and 2021, gross profit was $11,329 and $15,000, respectively.

Operating Expenses

Operating expenses were $123,870 and $121,176 for the three months ended March 31, 2022 and 2021, respectively, representing an increase of $2,694, or 2.22%. The Company’s selling, general and administrative expenses increased due to the operations of the Company’s subsidiary, Market on Main, LLC.

Operating loss

Operating loss was ($112,541) and ($106,716) for the three months ended March 31, 2022 and 2021, respectively, representing an increase of $6,365, or 5.99%.

Other (Expenses) Income

Other income was ($270,745) and $16,472,726 for the three months ended March 31, 2022 and 2021, respectively, representing a decrease of $16,743,471, or 101.64%. The other (expenses) income for the three months ended March 31, 2022 included amortization of debt discounts of ($119,331), interest expense of ($9,428), loss on derivative liability of ($84,948), loss on issuance of notes payable of ($63,038) offset by interest income of $6,000.

Income tax expense

There was no income tax expense for the three months ended March 31, 2022 and 2021.

Net income

Net (loss) income was ($383,286) and $16,366,550 for the three months ended March 31, 2022 and 2021, respectively, representing a decrease of $16,749,836, or 102.34%.

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Nine Months Ended March 31, 2022 Compared to Nine Months Ended March 31, 2021

The following table sets forth information comparing the components of net (loss) income for the nine months ended March 31, 2022 and 2021:

	For the Nine Months Ended March 31,		Period over Period Change
	2022	2021	$	%
Revenue earned
Revenue	$106,927	$15,000	$91,927	$612.85%
Cost of goods sold	598	-	598	100.00%
Gross profit	106,329	15,000	91,329	608.86%

Operating Expenses
Officer and director compensation, including stock-based compensation of $0 and $40,000, respectively	110,087	60,000	50,087	83.48%
Depreciation expense	3,895	2,274	1,621	71.28%
Consulting services	37,800	1,700	36,100	2,123.53%
Professional services	74,169	101,412	(27,243)	-26.86%
Selling, general and administrative	95,836	161,766	(65,930)	-40.76%

Total operating expenses	321,787	327,152	(5,365)	-1.64%

Income (Loss) from operations	(215,458)	(312,152)	96,694	30.98%

Other income (expenses)
Investment income from Global Clean Solutions, LLC	-	12,197	(12,197)	-100.00%
Interest income	6,277	-	6,277	100.00%
Forgiveness of debt and accrued interest	449,294	336,786	112,508	33.41%
Gain (loss) on derivative liability	478,047	433,147	44,900	10.37%
Gain (loss) on issuance on notes payable	(217,393)	(2,715,865)	2,498,472	92.00%
Interest expense	(51,084)	(150,965)	99,881	66.16%
Amortization of debt discounts	(381,013)	(763,883)	382,870	50.12%

Total other income (expenses)	284,128	(2,848,583)	3,132,711	109.97%

Gain (loss) before provision for income taxes	68,670	(3,160,735)	3,229,405	102.17%

Provision for income taxes		-	-	-%

Net gain (loss)	$68,670	$(3,160,735)	$3,229,405	$102.17%

Revenue

Revenues generated for the nine months ended March 31, 2022 and 2021 were $106,927 and $15,000, respectively. The Company’s revenue increased for the nine months ended March 31, 2021 as the Company’s consulting revenue increased and the Company initiated the sales under its Exclusive Distribution Agreement with Amfluent, LLC.

Cost of Revenues

For the nine months ended March 31, 2022 and 2021, cost of revenues was $598 and $-, respectively.

Gross Profit

For the nine months ended March 31, 2022 and 2021, gross profit was $106,329 and $15,000, respectively.

Operating Expenses

Operating expenses were $321,787 and $327,152 for the nine months ended March 31, 2022 and 2021, respectively, representing a decrease of $5,365, or 1.64%.

Operating loss

Operating loss was ($215,458) and ($312,152) for the nine months ended March 31, 2022 and 2021, respectively, representing a decrease of $96,694, or 30.98%.

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Other (Expenses) Income

Other (expenses) income were $284,128 and ($2,848,583) for the nine months ended March 31, 2022 and 2021, respectively, representing an increase of $3,132,711, or 109.97%. The other (expenses) income for the nine months ended March 31, 2021 included amortization of debt discounts of ($381,013), interest expense of ($51,084), loss on issuance of notes payable of ($217,393) offset by gain on derivative liability of $478,047, interest income of $6,277 and forgiveness of debt and accrued interest of $449,294.

Income tax expense

There was no income tax expense for the nine months ended March 31, 2022 and 2021.

Net loss

Net income (loss) was $68,670 and ($3,160,735) for the nine months ended March 31, 2022 and 2021, respectively, representing an increase of $3,229,405, or 102.17%.

Liquidity and Capital Resources

The following table summarizes the cash flows for the nine months ended March 31, 2022 and 2021:

	March 31, 2022	March 31, 2021
Cash Flows:

Net cash (used in) operating activities	$(280,876)	$(116,000)
Net cash (used in) investing activities	(250,000)	-
Net cash provided by financing activities	1,103,426	129,089

Net increase (decrease) in cash	572,500	13,089
Cash at beginning of period	56,300	25

Cash at end of period	$628,850	$13,114

As of March 31, 2022, the Company had $628,850 in cash.

We had cash (used in) operating activities of ($280,876) for the nine months ended March 31, 2022, compared to cash (used in) operating activities of ($116,000) for the nine months ended March 31, 2021.

We had cash (used in) investing activities of $250,000 and - for the nine months ended March 31, 2022 and 2021, respectively.

We had cash provided by financing activities of $1,103,426 and $129,089 for the nine months ended March 31, 2022 and 2021, respectively, of which $915,200 was issuance of stock under the Company’s Regulation A offering and $223,750 borrowings from notes payable during the nine months ended March 31, 2022.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Seasonality

We do not consider our business to be seasonal.

Commitments and Contingencies

We are subject to the legal proceedings described in “Part II, Item 1. Legal Proceedings” of this report. There are no legal proceedings which are pending or have been threatened against us or any of our officers, directors or control persons of which management is aware.

Inflation and Changing Prices

Neither inflation nor changing prices for the nine months ended March 31, 2022 had a material impact on our operations.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to us at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701, telephone: (727) 482-1505.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being mailed on or about June __, 2022 to all stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Wyoming and the increase in authorized shares of Common and Preferred Stock will not become effective until at least 20 calendar days after the mailing of an Information Statement to stockholders entitled to receive same.

By Order of the Board of Directors
GLOBAL TECHNOLOGIES, LTD

Date: June 1, 2022	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson
President

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APPENDIX INDEX

A.	Amended and Restated Certificate of Incorporation of Global Technologies, Ltd
B.	Audited Financial Statements of Tersus Power, Inc. for the Fiscal Year ended June 30, 2021
C.	Unaudited Financial Statements of Tersus Power, Inc. for the three and nine months ended March 31, 2022 and 2021
D.	Audited Financial Statements of Global Technologies, Ltd for the years ended June 30, 2021 and 2020
E.	Unaudited Financial Statements of Global Technologies, Ltd. for the three and nine months ended March 31, 2022 and 2021
F.	Pro Forma Financial Statements (Unaudited) of Global Technologies, Ltd and Subsidiaries
G.	Articles of Formation and related documentation for Tersus Power, Inc.

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
GLOBAL TECHNOLOGIES, LTD.

(Pursuant to Section 241 and 245 of the
General Corporation Law of the State of Delaware)

It is certified that:

1.	The name of the corporation is Global Technologies, Ltd (the “corporation”). The date of the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 20, 1999.
2.	The date of the filing of the Amended and Restated Certificate of Incorporation of New IFT Corporation was august 13, 1999.
3.	The provisions of the Amended and Restated Certificate of Incorporation of New IFT Corporation are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of Global Technologies, Ltd.
4.	The amendments and restatement herein certified have been duly adopted by the vote prescribed by Section 241 and 245 of the General Corporation Law of the State of Delaware.
5.	The Certificate of Incorporation of the Corporation, as amended and restated, shall at the effective time of this Amended and Restated Certificate of Incorporation, read as follows:

ARTICLE ONE

The name of the Corporation is TERSUS POWER, INC. (the “Corporation”).

ARTICLE TWO

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is c/o A Registered Agent, Inc., 8 The Green, Suite A, Dover, DE 19901, in Kent County. The name of its registered agent at such address is A Registered Agent, Inc.

ARTICLE THREE

PURPOSES

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

CAPITAL STRUCTURE

Article Four is hereby amended to amend the Authorized shares in section 4.1 and shall read as follows.

4.1 Authorized Shares. The total number of shares of all classes of stocks which the Corporation shall have the authority to issue is Five Hundred Two Million (510,000,000), consisting of three classes of capital stock.

(a) Reverse Stock Split of Class A Common Stock- Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware, of Global Technologies, Ltd. (the “Company”), each four thousand (4000) shares of the Company’s Class A Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Company or the holder thereof (the “Reverse Stock Split”). The Company is authorized to make a cash payment in lieu of any fractional share interest resulting from the Reverse Stock Split; provided that the Company is also authorized (i) to issue fractional shares to some or all registered holders who would otherwise be eliminated as a result of the Reverse Stock Split, or (ii) to round up fractional shares to the nearest whole share of Common Stock for some or all of such registered holders, if the Board of Directors of the Company determines that doing so would best in the best interest of the Company. Certificates that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined, subject to the treatment of fractional shares as described above. The authorized number of Common Stock shares shall be reduced from 14,991,000,000 to 500,000,000 and is reflected within this Amended and Restated Certificate of Incorporation in Section 4.1(b). Neither, the Reverse Stock Split nor this Amended and Restated Certificate of Incorporation will effect the Common Stock par value of $.0001 per share. The authorized number of Preferred shares shall be increased to 10,000,000 from 5,000,000 and is reflected within this Amended and Restated Certificate of Incorporation in Section 4.1(c). Neither, the Reverse Stock Split nor this Amended and Restated Certificate of Incorporation will effect the Preferred share par value of $.01 per share.

(b) Five Hundred Million (500,000,000) shares of Class A Common Stock, par value $.0001 per share (the “Class A Shares”); and

(c) Ten Million (10,000,000) shares of Preferred Stock, par value $.01 per share (the “Preferred shares”).

4.2 Designations, Preferences, etc. The designations, preferences, powers and rights and the qualifications, limitations and restrictions thereof, of the capital stock of the Corporation shall be as set forth in ARTICLE FIVE and ARTICLE SIX below.

ARTICLE FIVE

COMMON SHARES

5.1	Identical Rights. Except as otherwise expressly provided in this ARTICLE FIVE, all common shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

5.2	Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment shall have been made to the holders of outstanding Preferred Stock, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, as amended, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, if any, to share ratably, in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus or earnings. For the purposes of this Paragraph 5.2, neither the consolidation or merger of the Corporation with and into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terms are used in the Paragraph 5.2

5.3	Voting Rights.

(a) The holders of the Class A Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders with each Class A share being entitled to one (1) vote.

(b) The holders of the Class A Common Stock are not entitled to cumulative votes in the election of any directors.

5.4	Preemptive or Subscription Rights.

(a)	No holder of Class A Common Stock shall be entitled to preemptive or subscription rights.

ARTICLE SIX

TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE SEVEN

BYLAWS

The Board of Director(s) of the Corporation shall have power, without the assent or vote of the shareholders, to make, alter, amend or repeal the Bylaws of the Corporation, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board of Director(s) at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of the Bylaws.

ARTICLE EIGHT

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or in any amendment hereto, or to add any provision to these Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the provisions of any applicable statue of the State of Delaware, and all rights conferred upon shareholders in these Articles of Incorporation or any amendment hereto are granted subject to this reservation.

ARTICLE NINE

BOARD OF DIRECTORS

9.1 The Board of Directors shall consist of up to five (5) members. Such number of directors may be changed from time to time by resolutions of the Board of Directors, except as otherwise provided by law or the Amended and Restated Certificate of Incorporation. Any Director may resign at any time upon written consent to the Corporation. Directors need not be stockholders.

ARTICLE TEN

INDEMNIFICATION

The Corporation shall indemnify a director or officer of the Corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or office was a party because the director or officer is or was a director or officer of the Corporation against reasonable attorney fees and expenses incurred by the director or officer in connection with the proceeding. The Corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee or agent of the Corporation against liability if authorized in the specific case after determination, in the manner required by the board of directors, that indemnification of the director, officer, employee or agent, as the case may be, is permissible in the circumstances because the director, officer, employee or agent has met the standard of conduct set forth by the board of directors. The indemnification and advancement of attorney fees and expenses for directors, officers, employees and agents of the Corporation shall apply when such persons are serving at the Corporation’s request while a director, officer, employee or agent of the Corporation, as the case may be, as a director, officer, partner, trustee, employee or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether or not for profit, as well as in their official capacity with the Corporation. The Corporation also may pay for or reimburse the reasonable attorney fees and expenses incurred by a director, officer, employee or agent of the Corporation who is a party to a proceeding in advance of final disposition of the proceeding. The Corporation also may purchase and maintain insurance on behalf of an individual arising from the individual’s status as a director, officer, employee or agent of the Corporation, whether or not the Corporation would have power to indemnify the individual against the same liability under the law. All references in these Articles of Incorporation are deemed to include any amendment or successor thereto. Nothing contained in these Articles of Incorporation shall limit or preclude the exercise of any right relating to indemnification or advance of attorney fees and expenses to any person who is or was a director, officer, employee or agent of the Corporation or the ability of the Corporation otherwise to indemnify or advance expenses to any such person by contract or in any other manner. If any word, clause or sentence of the foregoing provisions regarding indemnification or advancement of the attorney fees or expenses shall be held invalid as contrary to law or public policy, it shall be severable and the provisions remaining shall not be otherwise affected. All references in these Articles of Incorporation to “director”, “officer”, “employee”, and “agent” shall include the heirs, estates, executors, administrators and personal representatives of such persons.

6. The amendment was adopted on:

March 21, 2022 and was duly approved by shareholders holding a majority of the voting rights of the Company.

The above restatement was duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware.

Executed on this ____ day of May 2022.

Global Technologies, Ltd.

By:
Jimmy Wayne Anderson
President and Director

APPENDIX B

TERSUS POWER, INC.

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Tersus Power, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Tersus Power, Inc. (“the Company”) as of June 30, 2021, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the period from January 29, 2021 (inception) to June 30, 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2021, and the results of its operations and its cash flows for the period from January 29, 2021 (inception) to June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit and net losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Revenue Recognition – Refer to Note 1 to the financial statements

Critical Audit Matter Description

The Company’s revenue is collected in advance and is recognized over time in accordance with ASC 606-10-25-27. Recognition of revenue was recorded based in the input method. Judgment is required related to estimates for the proper allocation of revenue over time.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to evaluating the Company’s accounting for revenue and related accounts included the following, among others:

●	Independent assessment of the Company’s revenue recognition policy and compliance with ASC 606.

●	Sampling and substantively testing costs related to costs used to measure recognition based on costs incurred.

●	Review of underlying contracts for indication of significant undisclosed terms impacting revenue and related accounts.

We have served as the Company’s auditor since 2022. Spokane, Washington
May 10, 2022

TERSUS POWER, INC.

BALANCE SHEET

June 30, 2021

ASSETS

Current Assets
Cash and cash equivalents	$360,345
Accounts receivable	394,000
Prepaid expenses	28,804
Total current assets	783,149
Property and Equipment, Net	99,540

TOTAL ASSETS	$882,689

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$31,520
Accrued expenses	79,366
Deferred revenue	855,085
Total current liabilities	965,971

TOTAL LIABILITIES	$965,971

STOCKHOLDERS’ (DEFICIENCY)

Common stock $ 0.001 par value, 200,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Accumulated deficit	(93,282)

Total stockholders’ deficit	(83,282)

Total liabilities and stockholders’ deficit	$882,689

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF OPERATIONS

From January 29, 2021 (inception) to June 30, 2021

Revenues	$844,915
Cost of revenue	698,114

Gross profit	146,801

Operating Expenses:
Research and development	17,256
General and administrative	222,585

Total operating expenses	239,841

Loss from operations	(93,040)

Other Expense:
Interest expense	(242)

Total other expenses	(242)

Loss before provision for income taxes	(93,282)

Provision for income Taxes	-

Net (loss)	$(93,282)

Net (loss) per share	$(0.01)

Weighted average number of shares outstanding	10,000,000

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF STOCKHOLDERS’ (DEFICIENCY)

From January 29, 2021 (inception) to June 30, 2021

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balances at January 29, 2021	-	$-	$	$-
Common stock for services	4,000,000	4,000	-	4,000
Common stock for services – related party	6,000,000	6,000	-	6,000
Net loss for the year ended June 30, 2021	-	-	(93,282)	(93,282)
Balances at June 30, 2021	10,000,000	$10,000	$(93,282)	$(83,282)

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF CASH FLOWS

From January 29, 2021 (inception) to June 30, 2021

OPERATING ACTIVITIES:
Net (loss)		$(93,282)
Adjustments to reconcile net loss to net cash flows from operating activities:
Common stock for services		10,000
Changes in assets and liabilities:
Accounts receivable		(394,000)
Prepaid expenses		(28,804)
Deferred revenue		855,085
Accounts payable		31,520
Accrued expenses		79,366
Net cash flows used in operating activities		459,885

INVESTING ACTIVITIES:
Construction in progress - manufacturing building		(99,540)
Net cash flows (used in) investing activities		(99,540)

NET INCREASE IN CASH AND CASH EQUIVALENTS		360,345

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD		-

CASH AND CASH EQUIVALENTS, END OF PERIOD		$360,345

Supplemental Cash Flow Disclosures
Cash paid for interest		$242

Non-cash investing and financing activities:
	$

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Tersus Power, Inc. (“Tersus” or “the Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company.

The Company was founded as a manufacturer to build and deliver modular hydrogen fueling stations across the United States. The stations will have increased fuel generation capacity beyond the current available generators and will be installed at existing gas stations and generate and dispense hydrogen fuel with zero carbon emissions to vehicles equipped with hydrogen fuel cells. Tersus is located in Nevada and is in the process of engaging a third-party manufacturer (3PM) to assist in the assembly of the first two modular hydrogen fueling stations in the first quarter of 2022. As sales increase, Tersus intends to lease a facility in Phoenix, Arizona with over 110,000 square to support up to ten modular fueling stations per month.

Manufacturing Supply Agreement

On June 14, 2021, the Company entered into a Manufacturing Supply Agreement (the “MSA”) with PowerTap Hydrogen Fueling Corporation (“PowerTap”). Under the terms of the Agreement, the Company agreed to manufacture and sell to PowerTap ten (10) PowerTap Gen3 hydrogen fuel generators in accordance with mutually agreed up specifications. The total value of the MSA was $52.4 million.

The MSA included a schedule of down payment installments from PowerTap to support the Company in acquiring and assembling the specified components, with the first 3 generators scheduled to ship to installation sites on February 11, 2022, with the remaining nine generators shipping between April 29, 2022 and July 29, 2022. PowerTap agreed to provide the first installment payment of $3 million on June 14, 2021, with additional installment payments during the manufacturing schedule.

PowerTap was not able to fund the financial commitments within the MSA. On June 28, 2021, the Company signed an Amendment to the June 4, 2021 Manufacturing Supply Agreement (the “Agreement”) with Power Tap Hydrogen Fueling Corporation (“Power Tap”). The Agreement calls for the Company to manufacture and sell ten fueling stations, with the first three to be delivered in Q1 2022, the next four to be delivered in Q2 2022, and the final three to be delivered in Q3 2022. The Amendment calls for delivery of the first unit to be changed to mid-May 2022 or later and delivery of some units may extend into Q1 2023. In addition, the Amendment also calls for price increases to be included in the final price for each unit.

PowerTap Gen3 will be the basis of the initial Tersus Power modular fueling station, generating up to 1,250 Kg of pure hydrogen daily. Subsequently, Tersus Power will begin independent design on a higher daily capacity of greater than 10,000 Kg intended for commercial truck stops.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of June 30, 2021.

Concentration of Accounts Receivable– From January 29, 2021 (inception) to June 30, 2021, one customer accounted for 100% of accounts receivable.

Concentration of Revenues – From January 29, 2021 (inception) to June 30, 2021, one customer accounted for 100% of accounts receivable and there is a risk that the Company will have no revenue if sales to that customer stop.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable consists of invoices that have been billed for revenue recognized for which customer payment has not yet been received. The Company’s policy is to receive progress payments during projects and projects will not be delivered until payments are complete. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Tersus Power’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At June 30, 2021, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of 5 to 10 years. Any leasehold improvements are amortized at the lesser of the useful life of the asset or the lease term.

LONG-LIVED ASSETS

The Company reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the expected future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized and measured using the fair value of the related asset. No impairment charges were incurred during the period from January 29, 2021 (inception) through June 30, 2021. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue, which could result in impairment of long-lived assets in the future.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

REVENUE RECOGNITION

The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in U.S. GAAP. The underlying principle of the new standard is that a business or other organization will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects what it expects to receive in exchange for the goods or services. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in the prior accounting guidance.

The Company’s current activity is a contract for design and engineering work in relation to hydrogen fueling stations. A contract exists when it becomes a legally enforceable agreement with a customer. The contract defines each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration is paid overtime as specified in the contract. A performance obligation is a promise in a contract to transfer a distinct product to the customer, which for the Company is transfer of design and engineering work to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract. The Company has concluded the delivery of design and engineering work are accounted for as the single performance obligation.

The Company has reviewed ASC 606 as to when to recognize revenue. The Company believes that revenue recognition over time of the contract is the most appropriate method for recognizing revenue. In that regard, the Company reviewed the criteria to be met for revenue to be recognized over time as stated in ASC 606-10-25-27. ASC 606-10-25-27 states that one of the following criteria must be met:

●	The customer simultaneously receives and consumes the benefits provided by the entity’s performance as the entity performs,

●	The entity’s performance creates or enhances an asset (for example, work in process) that the customer controls as the asset is created or enhanced,

●	The entity’s performance does not create an asset with an alternative use to the entity, and the entity has an enforceable right to payment for the performance complete to date.

The Company believes that the third criteria is applicable to its design and engineering contract and thus believes that revenue should be recognized over time.

In accordance with ASC 606-10-25-33, there are two appropriate methods of measuring progress, output methods and input methods.

ASC 606-10-55-17 states that output methods recognize revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

ASC 606-10-55-20 states that input methods recognize revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation (for example, resources consumed, labor hour expended, costs incurred, time elapsed, or machine hours used) relative to the total expected inputs to the satisfaction of that performance obligation.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

The Company believes the input method is the most appropriate to revenue recognition and thus recognizes revenue by applying the percentage of direct costs incurred during a period in relation to the total forecast direct costs to the total contract revenue.

The Company’s future principal activities from which it will generates revenue will be product sales, Modular Hydrogen Fueling stations. Revenue will be measured based on considerations specified in a contract with a customer. A contract exists when it becomes a legally enforceable agreement with a customer. These contracts define each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration will be paid based upon terms in any future contract.

A performance obligation is a promise in a contract to transfer a distinct product to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract.

INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method. Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the income tax bases of assets and liabilities. A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

The Company recognizes any uncertain income tax positions on income tax returns at the largest amount that is more- likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

There are no unrecognized tax benefits included in the balance sheet that would, if recognized, affect the effective tax rate.

COMMITMENTS AND CONTINGENCIES

The Company currently has no commitments and contingencies.

INCOME (LOSS) PER COMMON SHARE

Basic earnings (loss) per share is computed by dividing the net income or net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated using the treasury stock method and reflects the potential dilution that could occur if warrants were exercised and were not anti-dilutive.

For the year ended June 30, 2021, basic and diluted loss per common share were the same since there were no potentially dilutive shares outstanding during the respective periods

RECENT ACCOUNTING PRONOUNCEMENTS

During October 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-07, Compensation – Stock Compensation (Topic 718). ASU No. 2021-07 allows a nonpublic company to determine the current price of equity-classified share-based awards issued to both employees and nonemployees using the reasonable application of a reasonable valuation method. The following characteristics of the reasonable application of a reasonable valuation method are:

1.	the date on which the valuation’s reasonableness is evaluated is the measurement date
2.	the following factors should be considered in a reasonable valuation:

a.	the value of the tangible and intangible assets of the equity
b.	the present value of the anticipated future cash flows of the entity
c.	the market value of stock or equity interests in similar entities engaged in trades or businesses substantially similar to those engaged in by the entity for which stock is to be value
d.	recent arm’s-length transactions involving the sale or transfer of the stock or equity interests of the entity
e.	other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation is used for other purposes that have a material economic effect on the entity, its stockholders, or its creditors
f.	the entity’s consistent use of a valuation method to determine the value of its stock or assets for other purposes

3.	the scope of information to be considered in a reasonable valuation is all information material to the value of the entity
4.	the following criteria must be met for the use of a previously calculated value to be considered reasonable:

a.	the value is updated for any information available after the date of calculation that may materially affect the value of the entity
b.	The value is calculated no more than twelve months earlier than the date for which the value is being used

Effective dates are prospectively for all qualifying awards granted or modified during fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early application, including application in an interim period, is permitted for financial statements that have not yet been issued or made available for issuance as of October 25, 2021. The Company has adopted this ASU and is currently evaluating the impact of the adoption to its financial statements

During February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842). ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. During 2019, the FASB issued ASU No. 2019-01, Leases (Topic 842): Codification Improvements, which deferred the effective date for certain entities and, during 2020, issued ASU No. 2020-05, Effective Dates for Certain Entities, which deferred the effective date of ASU No. 2016-02 for those entities that had not yet issued their financial statements at the time of ASU No. 2020-05’s issuance. Topic 842 (as amended) is effective for annual periods beginning after 15 December 2021. Early adoption is permitted. The Company will adopt this ASU upon any future signings of long-term leases.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 2 – GOING CONCERN

The Company has not posted operating income since its inception. It has an accumulated deficit of $93,282 as of June 30, 2021. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, obtain additional financing from its stockholders or other third parties.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract calls for the initial payment of approximately $3 million due in September 2021. That payment was not made by the customer and the Company’s legal counsel determined that the customer was in default of the manufacturing contract. See NOTE 9 SUBSEQUENT EVENTS.

In the event the customer is not able to fund their contract commitment, the Company will not commit to financial obligations beyond the design efforts currently underway. If the Company is not able to arrange additional funding, it will pause its efforts until funding is secured, and the Company will not commit to accounts payable obligations beyond its current on hand cash available.

Due to the Company’s heavy reliance on the one customer, there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date of the financial statements are available to be issued. The audited financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of construction in progress, related to leasehold improvements, of $99,540 at June 31, 2021. The Company has incurred design costs in regard to a building to be leased later in 2021 for manufacturing purposes. Depreciation expense for the period from January 29, 2021 through June 30, 2021 was $0.

NOTE 4 – DEFERRED REVENUE - UNCOMPLETED CONTRACT

Uncompleted contracts at June 30, 2021 are as follows:

Costs incurred on uncompleted contracts	$698,114
Estimated earnings	146,801
844,915
Less billings to date	(1,700,000)
$(855,085)

The above data is presented in the accompanying balance sheet as follows at June 30, 2021:

Contract asset	$0
Contract liability	(855,085)
$(855,085)

The contract liability is classified on the balance sheet as deferred revenue. This represents the recording of cash receipts from customers. Revenue is then recognized on a percentage of completion (POC) basis based on direct costs incurred for the period in relation to total estimated direct costs. Please see NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES for further information.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 5 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 shares of common stock, par value $0.001. At formation, the Company issued 3,000,000 shares of its common stock to each of its directors for services that were valued at $3,000 a person. The Company also issued 4,000,000 shares of its common stock to two outside consultants for services that were valued at a total of $4,000.

At June 30, 2021, the Company had 10,000,000 shares of common stock outstanding.

NOTE 6 – INCOME TAXES

The Company is subject to taxation in the United States of America. The provision for income taxes for the period from January 29, 2021 through June 30, 2021 is summarized as follows:

Current:
Federal	$-
Deferred:
Federal	19,188
Change in valuation allowance	(19,188)
Total deferred	-
Income tax provision	$-

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes are as follows:

Deferred tax assets:
NOL’s	$17,088
Common stock expense	2,100
Total deferred tax assets	19,188
Valuation allowance	(19,188)
Net deferred taxes	$-

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $19,188 for the period from January 29, 2021 through June 30, 2021.

As of June 30, 2021, the Company had net operating loss carryforwards for federal income tax purposes of $81,373, which have an indefinite expiration. As of June 30, 2021, the Company had net operating loss carryforwards for state income tax purposes of $81,373, which expire beginning in the year 2041.

Utilization of the net operating losses may be subject to substantial annual limitation due to federal and state ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such annual limitations could result in the expiration of the net operating losses ad credits before their utilization. The Company has not performed an analysis to determine the limitation of the net operating loss carryforward.

NOTE 7 – RELATED PARTY ACTIVITY

During the period ended June 30, 2021, the Company’s chief executive officer and chief financial officer were each granted 3,000,000 shares of the Company’s common stock for services. The shares were valued at $3,000 each.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring through May 9, 2022.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract called for the initial payment of approximately $3 million due in July 2021.  The customer has not made this payment, nor the additional $6 million due in October, and is not expected to make this payment.

In September 2021, the customer requested we enhance the completed initial design through an additional design phase funding of $340,000.  The customer submitted a down payment of $75,000 in late September, with the $265,000 balance due in early October.  The customer did not pay the balance due and is not expected to make this payment.

The Tersus legal counsel confirmed that its original customer is in default of the manufacturing contract that was executed, and the $9 million of the required initial down payments.  Tersus, with the assistance of legal counsel, may at some point may pursue damages against the original customer regarding the default.

In October 2021, Tersus reached an agreement, and signed a letter of intent, with Global Technologies LTD, a Delaware corporation (“GTLL”) regarding the proposed acquisition of Tersus Power, Inc. by GTLL. GTLL will acquire 100% ownership interest of Tersus and Tersus will be a 100% wholly owned subsidiary of GTLL.

On December 2, 2021, GTLL filed a registration statement on Form 1-A (the “Reg A offering”) to issue a total of 2,000,000,000 shares of common stock at a price of $0.0015 for a total raise of $3,000,000. Prior to the Closing of the proposed transaction, GTLL agreed to loan Tersus a minimum of $500,000, through funds raised in the Reg A offering. The loan shall be through a Secured Promissory Note that shall be forgiven at Closing of the proposed acquisition.

On March 9, 2022, the Company and its shareholders (the “Tersus Shareholders”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global Technologies, Ltd (“Global”). Under the terms of the Exchange Agreement, at Closing Global shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of Global’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of Global’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of Global immediately following the Closing. Conditions precedent to the Closing shall require Global to complete the following corporate actions: (i) Global will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) Global will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of Global’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of Global, and (iv) certain nominees by the Tersus Shareholders shall be appointed to Global’s Board of Directors.

APPENDIX C

TERSUS POWER, INC.

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Contents

Balance Sheets as of March 31, 2022 (Unaudited) and June 30, 2021	1
Statements of Operations for the three and nine months ended March 31, 2022 and from January 29, 2021 (inception) to March 31, 2021 (Unaudited)	2
Statements of Changes in Stockholders’ Deficit for the three and nine months ended March 31, 2022 and from January 29, 2021 (inception) to March 31, 2021 (Unaudited)	3
Statements of Cash Flows for the nine months ended March 31, 2022 and from January 29, 2021 (inception) to March 31, 2021 (Unaudited)	4
Notes to Financial Statements	5

TERSUS POWER, INC.

BALANCE SHEETS

	March 31, 2022	June 30, 2021
	(Unaudited)	(Audited)
ASSETS

Current assets
Cash	$34,845	$360,345
Accounts receivable	-	394,000
Prepaid expenses	100,000	28,804
Total Current Assets	134,845	783,149
Property and equipment, net	132,690	99,540

TOTAL ASSETS	$267,535	$882,689

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$141,305	$31,520
Accrued expenses	-	79,366
Deferred revenue	95,451	855,085
Notes payable	250,000	-
Total current liabilities	486,756	965,971

TOTAL LIABILITIES	$486,756	$965,971

STOCKHOLDERS’ (DEFICIENCY)
Common stock, $0.001 par value, 200,000,000 shares authorized, 10,000,000 and 10,000,000 shares issued and outstanding as of March 31, 2022 and June 30, 2021, respectively	10,000	10,000
Accumulated deficit	(229,221)	(93,282)

Total stockholders’ deficit	(219,221)	(83,282)

Total liabilities and stockholders’ deficit	$267,535	$882,689

The accompanying notes are an integral part of these financial statements

1

TERSUS POWER, INC.

STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,
	2022	2021	2022	2021
Revenues	$231,064	$223,600	834,634	223,600
Cost of revenues	169,763	180,250	611,617	180,250

Gross profit	61,301	43,350	223,017	43,350

Operating expenses:
Research and development	9,147	-	162,367	-
General and administrative	30,465	39,349	196,589	39,349

Total operating expenses	39,612	39,349	358,956	39,349

Operating income (loss)	21,689	4,001	(135,939)	4,001

Other income (expenses):
Interest expense	-	(242)	-	(242)

Total other income (expenses)	-	(242)	-	(242)

Provision for income taxes	-	-	-	-

Net income (loss)	$21,689	$3,759	$(135,939)	$3,759

Net income (loss) per share	$0.00	$0.00	$(0.01)	$0.00

Weighted average number of shares outstanding	10,000,000	10,000,000	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements

2

TERSUS POWER, INC.

STATEMENTS OF STOCKHOLDERS (DEFICIENCY)

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balances at December 31, 2021 (Unaudited)	10,000,000	$10,000	$(250,910)	$(240,910)
Net income for the three months ended March 31, 2022	-	-	21,689	21,689
Balances at March 31, 2022 (Unaudited)	10,000,000	$10,000	$(229,221)	$(219,221)

Balances at January 29, 2021 (inception) (Unaudited)	-	-	-	-
Issuance of common stock for services	4,000,000	4,000	-	4,000
Issuance of common stock for services	6,000,000	6,000	-	6,000
Net income for the three months ended March 31, 2021	-	-	3,759	3,759
Balances at March 31, 2021 (Unaudited)	10,000,000	$10,000	$3,759	$13,759

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balances at June 30, 2021	10,000,000	$10,000	$(93,282)	$(83,282)
Net loss for the nine months ended March 31, 2022	-	-	(135,939)	(135,939)
Balances at March 31, 2022 (Unaudited)	10,000,000	$10,000	$(229,221)	$(219,221)

The accompanying notes are an integral part of these financial statements

3

TERSUS POWER, INC.

STATEMENTS OF CASH FLOWS

For the Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

	March 31, 2022	March 31, 2021
OPERATING ACTIVITIES:
Net income	$(135,939)	$3,759
Adjustments to reconcile net income (loss) to net cash used in operating activities
Stock for services	-	4,000
Stock for services – related parties	-	6,000
Changes in assets and liabilities:
Accounts receivable	394,000	-
Prepaid expenses	(71,196)	(9,888)
Deferred revenue	(759,634)	294,400
Accounts payable	109,785	3,705
Accrued expenses	(79,366)	-
Net cash flows used in operating activities	(542,350)	301,976

INVESTING ACTIVITIES:
Construction in progress – manufacturing building	(33,150)	(15,400)
Net cash flows used in investing activities	(33,150)	(15,400)

FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	250,000	-
Net cash flows from financing activities	250,000	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	(325,500)	286,576

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	360,345	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$34,845	$286,576

Supplemental Disclosure of Cash Flow Activities:
Taxes paid	$-	$242
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements

4

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Tersus Power, Inc. (“Tersus” or “the Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company.

The Company was founded as a manufacturer to build and deliver modular hydrogen fueling stations across the United States. The stations will have increased fuel generation capacity beyond the current available generators and will be installed at existing gas stations and generate and dispense hydrogen fuel with zero carbon emissions to vehicles equipped with hydrogen fuel cells. Tersus is located in Nevada and is in the process of engaging a third-party manufacturer (3PM) to assist in the assembly of the first two modular hydrogen fueling stations in the third quarter of 2022. As sales increase, Tersus intends to lease a facility in Phoenix, Arizona with over 110,000 square to support up to ten modular fueling stations per month.

Tersus Power’s Next Generation Modular Hydrogen Fueling Station is based on the functionality of a SMR (steam methane reformer), with unique components that provide for a high-capacity daily hydrogen output. Steam methane reforming (SMR) is a process in which methane from natural gas is heated, with steam, and a catalyst, to produce hydrogen. Subsequently, Tersus will begin independent design on a higher daily capacity of greater than 10,000 Kg intended for commercial truck stops.

Share Exchange Agreement with Global Technologies, Ltd

On March 9, 2022, the Company and its shareholders (the “Tersus Shareholders”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global Technologies, Ltd (“Global”). Under the terms of the Exchange Agreement, at Closing Global shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of Global’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of Global’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of Global immediately following the Closing. Conditions precedent to the Closing shall require Global to complete the following corporate actions: (i) Global will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) Global will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of Global’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of Global, and (iv) certain nominees by the Tersus Shareholders shall be appointed to Global’s Board of Directors.

BASIS OF PRESENTATION

The accompanying condensed balance sheet at June 30, 2021, has been derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying unaudited condensed financial statements for the three and nine months ended March 31, 2022 have been prepared in accordance with U.S. GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements and should be read in conjunction with the audited consolidated financial statements and related notes to the financial statements for the period ended June 30, 2021. In the opinion of management, all material adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been made to the unaudited condensed financial statements. The unaudited condensed financial statements include all material adjustments (consisting of all normal accruals) necessary to make the condensed and consolidated financial statements not misleading. Operating results for the three and nine months ended March 31, 2022 are not necessarily indicative of the results that may be expected for the year ended June 30, 2022 or any future periods.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of March 31, 2022 or at June 30, 2021.

Concentration of Accounts Receivable– For the nine months ended March 31, 2022, the Company had no accounts receivable. For the period ended June 30, 2021 one customer accounted for 100% of accounts receivable.

Concentration of Revenues – For the nine months ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021, one customer accounted for 100% of accounts receivable and there is a risk that the Company will have no revenue if sales to that customer were to cease. Please see NOTE 2 – GOING CONCERN for further information.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable consists of invoices that have been billed for revenue recognized for which customer payment has not yet been received. The Company’s policy is to receive progress payments during projects and projects will not be delivered until payments are complete. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Tersus Power’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At March 31, 2022, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of 5 to 10 years. Any leasehold improvements are amortized at the lesser of the useful life of the asset or the lease term.

5

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

LONG-LIVED ASSETS

The Company reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the expected future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized and measured using the fair value of the related asset. No impairment charges were incurred during the nine months ended March 31, 2022. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue, which could result in impairment of long-lived assets in the future.

REVENUE RECOGNITION

The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in U.S. GAAP. The underlying principle of the new standard is that a business or other organization will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects what it expects to receive in exchange for the goods or services. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in the prior accounting guidance.

The Company’s current activity is a contract for design and engineering work in relation to hydrogen fueling stations. A contract exists when it becomes a legally enforceable agreement with a customer. The contract defines each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration is paid over-time as specified in the contract. A performance obligation is a promise in a contract to transfer a distinct product to the customer, which for the Company is transfer of design and engineering work to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract. The Company has concluded the delivery of design and engineering work are accounted for as the single performance obligation.

The Company has reviewed ASC 606 as to when to recognize revenue. The Company believes that revenue recognition over time of the contract is the most appropriate method for recognizing revenue. In that regard, the Company reviewed the criteria to be met for revenue to be recognized over time as stated in ASC 606-10-25-27. ASC 606-10-25-27 states that one of the following criteria must be met:

●	The customer simultaneously receives and consumes the benefits provided by the entity’s performance as the entity performs,

●	The entity’s performance creates or enhances an asset (for example, work in process) that the customer controls as the asset is created or enhanced,

●	The entity’s performance does not create an asset with an alternative use to the entity, and the entity has an enforceable right to payment for the performance complete to date.

The Company believes that the third criteria is applicable to its design and engineering contract and thus believes that revenue should be recognized over time.

In accordance with ASC 606-10-25-33, there are two appropriate methods of measuring progress, output methods and input methods.

6

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

REVENUE RECOGNITION (CONTINUED)

ASC 606-10-55-17 states that output methods recognize revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

ASC 606-10-55-20 states that input methods recognize revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation (for example, resources consumed, labor hour expended, costs incurred, time elapsed, or machine hours used) relative to the total expected inputs to the satisfaction of that performance obligation.

The Company believes the input method is the most appropriate to revenue recognition and thus recognizes revenue by applying the percentage of direct costs incurred during a period in relation to the total forecast direct costs to the total contract revenue.

The Company’s future principal activities from which it will generates revenue will be product sales, Modular Hydrogen Fueling stations. Revenue will be measured based on considerations specified in a contract with a customer. A contract exists when it becomes a legally enforceable agreement with a customer. These contracts define each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration will be paid based upon terms in any future contract.

A performance obligation is a promise in a contract to transfer a distinct product to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract.

INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method. Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the income tax bases of assets and liabilities. A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

The Company recognizes any uncertain income tax positions on income tax returns at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

There are no unrecognized tax benefits included in the balance sheet that would, if recognized, affect the effective tax rate.

COMMITMENTS AND CONTINGENCIES

The Company currently has no commitments and contingencies.

INCOME (LOSS) PER COMMON SHARE

Basic income (loss) per share represents income (loss) available to common stockholders divided by the weighted-average number of common shares outstanding during the period. The Company currently has no potential dilutive common shares such as stock options or stock warrants.

7

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

RECENT ACCOUNTING PRONOUNCEMENTS

During October 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-07, Compensation – Stock Compensation (Topic 718). ASU No. 2021-07 allows a nonpublic company to determine the current price of equity-classified share-based awards issued to both employees and nonemployees using the reasonable application of a reasonable valuation method. The following characteristics of the reasonable application of a reasonable valuation method are:

1.	the date on which the valuation’s reasonableness is evaluated is the measurement date.
2.	the following factors should be considered in a reasonable valuation:

a.	the value of the tangible and intangible assets of the equity.
b.	the present value of the anticipated future cash flows of the entity.
c.	the market value of stock or equity interests in similar entities engaged in trades or businesses substantially similar to those engaged in by the entity for which stock is to be value.
d.	recent arm’s-length transactions involving the sale or transfer of the stock or equity interests of the entity.
e.	other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation is used for other purposes that have a material economic effect on the entity, its stockholders, or its creditors.
f.	the entity’s consistent use of a valuation method to determine the value of its stock or assets for other purposes.

3.	the scope of information to be considered in a reasonable valuation is all information material to the value of the entity.
4.	the following criteria must be met for the use of a previously calculated value to be considered reasonable:

a.	the value is updated for any information available after the date of calculation that may materially affect the value of the entity.
b.	The value is calculated no more than twelve months earlier than the date for which the value is being used.

Effective dates are prospectively for all qualifying awards granted or modified during fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early application, including application in an interim period, is permitted for financial statements that have not yet been issued or made available for issuance as of October 25, 2021. The Company has adopted this ASU and applied it to stock issued for services in the period ended June 30, 2021.

During February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842). ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. During 2019, the FASB issued ASU No. 2019-01, Leases (Topic 842): Codification Improvements, which deferred the effective date for certain entities and, during 2020, issued ASU No. 2020-05, Effective Dates for Certain Entities, which deferred the effective date of ASU No. 2016-02 for those entities that had not yet issued their financial statements at the time of ASU No. 2020-05’s issuance. Topic 842 (as amended) is effective for annual periods beginning after 15 December 2021. Early adoption is permitted. The Company will adopt this ASU upon any future signings of long-term leases.

Management has reviewed other accounting pronouncements through the date of these statements and has determined that there are no other pronouncements that would have a material effect on the financial statements.

8

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

NOTE 2 – GOING CONCERN

The Company posted an operating loss in the nine months ended March 31, 2022. It has an accumulated deficit of $229,221 as of March 31, 2022. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, obtain additional financing from its stockholders or other third parties.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract called for the initial payment of approximately $3 million due in July 2021. The customer has not made this payment, nor the additional $6 million due in October, and is not expected to make this payment.

In September 2021 the customer requested we enhance the completed initial design through an additional design phase funding of $340,000. The customer submitted a down payment of $75,000 in late September, with the $265,000 balance due in early October. The customer did not pay the balance due and is not expected to make this payment.

The Tersus legal counsel confirmed that its original customer is in default of the manufacturing contract that was executed, and the $9 million of the required initial down payments. Tersus, with the assistance of legal counsel, may at some point may pursue damages against the original customer regarding the default.

On November 16, 2021, Tersus reached an agreement, and signed a letter of intent, with Global Technologies, Ltd (“GTLL”) regarding the proposed acquisition of Tersus Power Inc. by GTLL. GTLL will acquire 100% ownership interest of Tersus and Tersus will be a 100% wholly owned subsidiary of GTLL.

On December 2, 2021, GTLL filed a registration statement on Form 1-A (the “Reg A offering”) to issue a total of 2,000,000,000 shares of common stock at a price of $0.0015 for a total raise of $3,000,000. Prior to the Closing of the proposed transaction, GTLL agreed to loan Tersus a minimum of $500,000, through funds raised in the Reg A offering. The loan shall be secured through a Senior Secured Promissory Note that shall be forgiven at Closing.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of construction in progress, related to leasehold improvements, was $132,690 and $99,540, at March 31, 2022 and June 30, 2021, respectively. The Company has incurred design costs in regards to a building to be leased later in 2021 for manufacturing purposes. For the nine months ended March 31, 2022, depreciation expense was $0, as the Company only had construction in progress.

NOTE 4 - NOTE PAYABLE, RELATED PARTY

Notes payable to related parties consist of:

	March 31, 2022	June 30, 2021

Senior Secured Promissory Note dated December 14, 2021, payable to Global Technologies, Ltd (acquiring entity through Stock Exchange Agreement dated March 9, 2022), interest at 5%, default rate of 5%, due December 14, 2026- less unamortized debt discount of $0 and $0 at March 31, 2022 and June 30, 2021, respectively (i)	$250,000	$-
Total	$250,000	$-

(i)	On December 14, 2021, the Company (the “Borrower”) issued a Senior Secured Promissory Note (the “Note”) to Global Technologies, Ltd (the “Lender”). in the principal amount of $500,000. The Note shall bear interest at 5% annually, be amortized over 25 years and the Borrower shall pay the full amount of principal and interest in one balloon payment on December 14, 2026 (the “Maturity Date”). The Note is secured, through a Security Agreement, by all current and future assets of the Borrower. The Lender shall advance the Borrower funds, up to $500,000, prior to the closing of the Stock Exchange Agreement dated March 9, 2022 between the Lender and the Borrower. As of March 31, 2022, the Lender has advanced the Borrower $250,000.

NOTE 5 – DEFERRED REVENUE - UNCOMPLETED CONTRACT

Uncompleted contracts at March 31, 2022 are as follows:

Costs incurred on uncompleted contracts	$1,309,730
Estimated earnings	369,819
1,679,549
Less billings to date	(1,775,000)
$(95,451)

9

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the Three and Nine Months Ended March 31, 2022 and from January 29, 2021 (inception) through March 31, 2021

(Unaudited)

NOTE 5 – DEFERRED REVENUE - UNCOMPLETED CONTRACT (CONTINUED)

The above data is presented in the accompanying balance sheet as follows at March 31, 2022:

Contract asset	$-
Contract liability	(95,451)
$(95,451)

The contract liability is classified on the balance sheet as deferred revenue. This represents the recording of cash receipts from customers. Revenue is then recognized on a percentage of completion (POC) basis based on direct costs incurred for the period in relation to total estimated direct costs. Please see NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES for further information.

NOTE 6 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 shares of common stock, par value $0.001. At formation, the Company issued 3,000,000 shares of its common stock to each of its directors for services that were valued at $3,000 a person. The Company also issued 4,000,000 shares of its common stock to two outside consultants for services that were valued at a total of $4,000.

At March 31, 2022, the Company had 10,000,000 shares of common stock outstanding.

NOTE 7 – RELATED PARTY ACTIVITY

During the period ended June 30, 2021, the Company’s chief executive officer and chief financial officer were each granted 3,000,000 shares of the Company’s common stock for services. The shares were valued at $3,000 each.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring through May 31, 2022.

The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. Management is actively monitoring the global situation on its financial condition, liquidity operations, suppliers, industry, and workforce. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition or liquidity for the upcoming fiscal year.

10

APPENDIX D

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Technologies, Ltd.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Global Technologies, Ltd. (“the Company”) as of June 30, 2021 and 2020, and the related consolidated statements of operations, stockholders’ (deficiency), and cash flows for each of the years in the two-year period ended June 30, 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L to the financial statements, the Company has an accumulated deficit, net losses, and negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note L. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Goodwill – Refer to Note C of the Financial Statements

Description of the Critical Audit Matter

Goodwill consists of the excess of the purchase price over the fair value of tangible and identifiable intangible assets acquired. Goodwill is subject to annual impairment tests, and if it is determined to be impaired, goodwill is written down to fair value.

We identified the Company’s goodwill as a critical audit matter because of the significant estimates and assumptions management makes to estimate the fair value of its reporting units, especially considering the lack of recent operations and impact of the COVID-19 pandemic.  This required a high degree of auditor judgment, and an increased extent of effort was required when performing the audit procedures to evaluate the methodology and the reasonableness of related assumptions. In particular, fair value estimates are sensitive to significant assumptions and factors such as expectations about future market and economic conditions, revenue growth rates, strategic plans, and historical operating results, among others.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures to evaluate management’s valuation of goodwill consisted of the following, among others:

1.	We obtained an understanding of management’s process to estimate the fair value of its reporting units and ensure the accuracy of key data used in their estimation process.

2.	We evaluated management’s knowledge and skill to accurately forecast net sales and earnings.

3.	We evaluated management’s forecasts including net sales and cost of goods sold for reasonableness by obtaining supporting evidence for assumptions and estimates related to management’s forecasts and comparing forecast assumptions and estimates with information provided by the Company.

4.	We evaluated the assumptions used by management, including testing the underlying source information and the mathematical accuracy of the calculations by developing a range of independent estimates and comparing those to the rates, selected by management.

We have served as the Company’s auditor since 2019.

Spokane, Washington
October 13, 2021

F-1

GLOBAL TECHNOLOGIES, LTD

CONSOLIDATED BALANCE SHEETS

	June 30, 2021		June 30, 2020

ASSETS
CURRENT ASSETS
Cash and cash equivalents		$56,300		$25
Accounts receivable		-		70,580
Prepaid director’s compensation		12,000		-
Loans receivable		-		104,812
Loan receivable, other		3,782		8,691
Total current assets		72,082		184,108
Property and equipment, less accumulated depreciation of $8,226 and $3,030		28,137		33,333
Goodwill		473,323		1,346,646
Total other assets		501,460		1,379,979
TOTAL ASSETS		$573,542		$1,564,087

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable		$4,123		$512,585
Accrued default interest		40,216		-
Accrued interest		18,975		75,510
Accrued director’s compensation		-		79,803
Notes payable-third parties		649,750		1,293,027
Loans payable, related party		11,999		525
Note payable-related party		-		124,800
Default principal, notes payable-third parties		137,200		-
Debt discounts		(251,235)		(453,608)
Derivative liability		1,007,577		1,420,455
Total current liabilities		1,618,605		3,053,097

TOTAL LIABILITIES		$1,618,605		$3,053,097

STOCKHOLDERS’ DEFICIENCY
Preferred stock; 5,000,000 shares authorized, $.01 par value:	$		$
Series K; 3 shares authorized, par value $0.01, as of June 30, 2021 and 2020, there are 3 and 3 shares outstanding, respectively		-		-
Series L; 500,000 shares authorized, par value $0.01, as of June 30, 2021 and 2020, there are 255 and 10 shares outstanding, respectively		3		-
Common stock; 14,991,000,000 shares authorized, $.0001 par value, as of June 30, 2021 and 2020, there are 14,680,293,609 and 12,189,293,609 shares outstanding, respectively		1,468,029		1,218,929
Additional paid- in capital Class A common stock		161,225,814		158,069,422
Additional paid- in capital preferred stock		1,282,310		60,000
Common stock to be issued		144,803		100,000
Accumulated deficit		(165,166,022)		(160,937,361)
Total stockholders’ deficiency		(1,045,063)		(1,489,010)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY		$573,542		$1,564,087

The accompanying notes are an integral part of these consolidated financial statements.

F-2

GLOBAL TECHNOLOGIES, LTD

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended June 30, 2021 and 2020

	2021	2020
Revenue earned
Revenue	$15,000	$548,350
Cost of goods sold	-	70,850
Gross profit	15,000	477,500

Operating Expenses
Officer and director compensation, including stock-based compensation of $40,000 and $40,000, respectively	80,000	80,000
Consulting services	1,700	550,000
Depreciation expense	5,196	3,030
Professional services	106,612	25,636
Selling, general and administrative	173,296	51,070

Total operating expenses	366,804	709,736

Loss from operations	(351,804)	(232,236)

Other income (expense)
Gain on derivative liability	436,326	2,190,053
Interest income	-	1,860
Investment income from Global Clean Solutions, LLC	12,197	-
Write-off of Global Clean Solutions, LLC	(250,000)	-
Forgiveness of debt and accrued interest	336,786	-
Impairment of goodwill	(473,322)	-
Interest expense	(112,593)	(60,179)
Default principal and interest expense	(225,702)	-
Loss on issuance of convertible notes	(2,759,425)	(873,048)
Amortization of debt discounts	(841,124)	(1,577,391)

Total other income (expense)	(3,876,857)	(318,705)

Loss before provision for income taxes	(4,228,661)	(550,941)

Provision for income taxes	-	-

Net loss	$(4,228,661)	$(550,941)

Basic and diluted loss per common share	$(0.00)	$(0.00)

Weighted average common shares outstanding – basic and diluted	14,977,786,974	12,189,293,609

The accompanying notes are an integral part of these consolidated financial statements.

F-3

GLOBAL TECHNOLOGIES, LTD
CONSOLIDATED STATEMENTS OF STOCKHOLDERS (DEFICIENCY)

For the years ended June 30, 2021 and 2020

	Series K Preferred		Series L Preferred				Common Stock to	Additional
	stock		stock		Common Stock		be	Paid in	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Issued	Capital	Deficit	Total

Balances at June 30, 2019	-	$-	-	$-	12,189,293,609	$1,218,929	60,000	$158,069,422	$(160,386,420)	$(1,038,069)
Issuance of Series L preferred stock in satisfaction of compensation due for consulting fees	-	-	10	-	-	-	-	50,000	-	50,000
Issuance of Series K preferred stock in satisfaction of services rendered as an officer	3	-	-	-	-	-	-	10,000	-	10,000
Common stock for services	-	-	-	-	-	-	40,000	-	-	40,000
Net loss for the year ended June 30, 2020	-	-	-	-	-	-	-	-	(550,941)	(550,941)
Balances at June 30, 2020	3	$-	10	$-	12,189,293,609	$1,218,929	100,000	$158,129,422	$(160,937,361)	$(1,489,010)
Issuance of common stock to a noteholder in lieu of cash payment for principal and fees in the amount of $196,765	-	-	-	-	3,751,000,000	375,100	-	3,184,634	-	3,559,734
Issuance of Series L Preferred stock in satisfaction of note payable	-	-	84	1				424,538	-	424,539
Issuance of Series L Preferred stock in satisfaction of note payable, related party			40	-	-	-	-	203,532	-	203,532
Issuance of Series L Preferred stock as reimbursement for shares returned to the Company	-	-	21	1	-	-	-	64,999	-	65,000
Issuance of Series L Preferred stock in satisfaction of consulting fees	-	-	100	1	-	-	-	499,999	-	500,000
Common stock to be issued paid as cash	-	-	-	-	-	-	(55,197)	-	-	(55,197)
Common stock for services	-	-	-	-	-	-	40,000	-	-	40,000
Return of common shares	-	-	-	-	(1,260,000,000)	(126,000)	60,000	-	-	(66,000)
Net loss for the year ended June 30, 2021	-	-	-	-	-	-	-	-	(4,228,661)	(4,228,661)
Balances at June 30, 2021	3	$-	255	$3	14,680,293,609	$1,468,029	$144,803	$162,508,124	$(165,166,022)	$(1,045,063)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

GLOBAL TECHNOLOGIES, LTD
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended June 30, 2021 and 2020

	June 30, 2021	June 30, 2020

OPERATING ACTIVITIES:
Net (loss)	$(4,228,661)	$(550,941)
Adjustment to reconcile net loss to net cash provided by operating activities:
Issuance of common stock for conversion fees	130,319	-
Issuance of Series L Preferred stock for consulting services	-	50,000
Issuance of Series K Preferred stock for consulting services	-	10,000
Common stock to be issued	44,803	40,000
Transfer of shares of common stock received in sale of HMNRTH products to Jetco noteholder	-	(477,500)
Inventory from acquisition	-	70,580
Derivative liability (gain) loss	(436,326)	(2,190,053)
Forgiveness of debt and accrued interest	(336,786)	-
Loss on issuance of note payable	2,759,425	873,048
Write-off of Global Clean Solutions, LLC investment	250,000	-
Impairment of goodwill	473,322	-
Depreciation	5,196	3,030
Amortization of debt discounts	841,124	1,577,391
Changes in operating assets and liabilities:
Accounts and loans receivable	160,283	(184,083)
Prepaid director’s compensation	(12,000)	-
Bank overdrafts	-	(8,997)
Accounts payable	(8,795)	510,557
Accrued interest	17,116	60,179
Accrued default interest	40,216	-
Default principal, notes payable-third parties	137,200	-
Accrued director’s compensation	22,000	40,000
Net cash provided by operating activities	(141,564)	(176,789)

INVESTING ACTIVITIES:
Net cash (used) by investing activities	-	-

FINANCING ACTIVITIES:
Borrowings from loans payable	4,481	-
Payments on convertible notes	(215,392)	(401,122)
Borrowings from notes payable	408,750	31,525
Cash from acquisition	-	546,411
Net cash provided from financing activities	197,839	176,814

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	56,275	25

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	25	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$56,300	$25

Supplemental Disclosures of Cash Flow Information:
Taxes paid	$-	$-
Interest paid	$-	$-

Non-cash investing and financing activities:
Issuance of convertible note for acquisition	$-	$1,453,589
Issuance of convertible note for acquisition of Global Clean Solutions, LLC	$250,000	$-
Reduction of Jetco note in the amount per agreement applied to acquisition of subsidiaries	$400,000	$-
Issuance of common stock for debt	$63,946	$-
Issuance of Series L Preferred stock for payment of notes payable and accrued interest	$628,071	$-
Issuance of Series L Preferred stock for payment of accounts payable	$500,000	$-
Issuance of Series L Preferred stock for return of common stock	$104,000	$-
Transfer of shares of common stock received in sale of HMNRTH products to Jetco noteholder	$-	$477,500

The accompanying notes are an integral part of these consolidated financial statements

F-5

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE A – ORGANIZATION

Overview

Global Technologies, Ltd. (hereinafter the “Company”, “Our”, “We”, or “Us”) is a publicly quoted company that was incorporated under the laws of the State of Delaware on January 20, 1999 under the name of NEW IFT Corporation. On August 13, 1999, the Company filed an Amended and Restated Certificate of Incorporation with the State of Delaware to change the name of the corporation to Global Technologies, Ltd. Our principal executive offices are located at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 and our telephone number is (727) 482-1505. Our website address is www.globaltechnologiesltd.info. The information contained on, or that can be accessed through, our website is not a part of this Annual Report on Form 10-K. We have included our website address in this Annual Report solely as an inactive textual reference.

Prior Operational History

From inception until March 2011, Global Technologies was a technology portfolio company that acquired nascent technology and related innovations, inventions and IP assets to enhance their growth and development. The Company built revenues and asset value through a model of continuous growth, income from or sale of its portfolio holdings, and technology licensing or distribution agreements.

The Company invested primarily in innovative and promising clean/renewable energy or bio-tech technologies that had reached the stage in the critical Technology Development & Demonstration phase of the Innovative Cycle, which includes Prototype, Demonstration and Market Analysis.

In March 2011, the Company abandoned its operations. Mr. Jimmy Wayne Anderson, our sole officer and director, was appointed a director of the Company in December 2017 and an officer in January 2018.

Current Operations

Global Technologies, Ltd (“Global”) is a holding corporation, which through its subsidiaries, has operations engaged in the online sales of CBD and hemp related products, the acquisition of intellectual property in the safety and security space and as a portal for entrepreneurs to provide immediate access to live shopping, e-commerce, product placement in brick and mortar retail outlets and logistics.

On November 30, 2019, the Company entered into a Purchase and Sale Agreement (the “Agreement”) for the purchase of TCBM Holdings, LLC (“TCBM”). Under the terms of the Agreement, the Company issued a Convertible Promissory Note in the amount of $2,000,000 to Jetco Holdings, LLC for the purchase of all issued and outstanding membership units of TCBM and its subsidiaries, HMNRTH, LLC and 911 Help Now, LLC. As of March 15, 2021, the outstanding principal and interest on the Note were $503,714 and $46,485, respectively. On this same date, the Holder agreed to forgive $253,714 in outstanding principal and all outstanding interest leaving a remaining principal balance of $250,000. On March 15, 2021, the Company issued the Holder fifty (50) shares of the Company’s Series L Preferred Stock in satisfaction of the $250,000 principal balance. As of June 30, 2021, there was no outstanding principal or interest due. Please see NOTE F - NOTES PAYABLE, THIRD PARTIES for further information.

On March 11, 2020, the Company, through its two wholly owned subsidiaries, HMNRTH, LLC (the “Seller”) and TCBM Holdings, LLC (the “Owner”) (together Seller and Owner the “Selling Parties”) entered into an Asset Purchase Agreement (the “Agreement”) with Edison Nation, Inc. and its wholly owned subsidiary, Scalematix, LLC (together the “Buyer”), for the sale of certain assets in the health and wellness industry and related consumer products industry. Under the terms of the Agreement, Buyer was to remit $70,850 via wire transfer at Closing and issue to a representative of the Selling Parties Two Hundred Thirty-Eight Thousand Seven Hundred and Fifty (238,750) shares of restricted common stock. In addition, the Selling Parties shall have the right to additional earn out compensation based upon the following metrics: (i) at such time as the purchased assets achieve cumulative revenue of $2,500,000, the Selling Parties shall earn One Hundred Twenty-Five Thousand (125,000) shares of common stock; and (ii) at such time as the purchased assets achieve cumulative revenue of $5,000,000, the Selling Parties shall earn One Hundred Twenty-Five Thousand (125,000) shares of common stock. The Closing of the transaction occurred on March 11, 2020. As of the date of this filing, the Company has received the 238,750 shares of restricted common stock valued at $477,500 and the $70,850 in cash compensation due under the terms of the Agreement. The shares and cash compensation were subsequently transferred to the principal of Jetco Holdings, LLC as payment against the November 30, 2019 Convertible Promissory Note issued to Jetco Holdings, LLC.

On September 3, 2020, the Company entered into a Commitment to be Bound by the Amended Operating Agreement to Effect Transfer of Membership Interest in order to facilitate the transfer of 25 Membership Units (the “Units”) issued by Global Clean Solutions, LLC (“Global”) and held in the name of Graphene Holdings, LLC (“Graphene”) to the Company. In exchange for the transfer of the Units to the Company, the Company issued to Graphene a Convertible Promissory Note (the “Note”) in the amount of $250,000. Please see NOTE G - NOTES PAYABLE, THIRD PARTIES and NOTE M - SUBSEQUENT EVENTS for further information.

F-6

Our wholly owned subsidiaries:

About TCBM Holdings, LLC

TCBM Holdings, LLC (“TCBM”) was formed as a Delaware limited liability company on August 10, 2017. TCBM is a holding corporation, which operated through its two wholly owned subsidiaries, HMNRTH, LLC and 911 Help Now, LLC.

About HMNRTH, LLC

HMNRTH, LLC (“HMN”) was formed as a Delaware limited liability company on July 30, 2019. HMNRTH operates as an online store selling a variety of hemp and CBD related products. The Company’s business model is to bridge the gap between the lifestyle and knowledge components within the cannabis industry. The Company’s goal is to educate every consumer while cultivating an experience by providing quality products, branded cutting-edge content, and diversified product lines for any purpose. Most importantly, we want our clients to discover their inner HMN, redefine their inner HMN and Empower their inner HMN.

In September 2019, the Company entered into a Quality Agreement with Nutralife Biosciences for the development and production of its CBD line of products. The Company’s product line includes hemp derived, full spectrum cannabidiol tinctures and creams in varying sizes.

In order for the Company to generate revenue through HMNRTH, we will need to: (i) produce additional inventory for retail sales through the Company’s ecommerce site or sales, or (ii) sales to third party distributors, or (iii) direct sales to brick and mortar CBD retail outlets, or (iv) generate additional CBD formulas to be utilized in new products At present, the Company does not have the required capital to initiate any of the options and there is no guarantee that we will be able to raise the required funds.

Regulation of HMNRTH products:

The manufacture, labeling and distribution of our products is regulated by various federal, state and local agencies. These governmental authorities may commence regulatory or legal proceedings, which could restrict the permissible scope of our product claims or the ability to sell our products in the future. The FDA regulates our nutraceutical and wellness products to ensure that the products are not adulterated or misbranded.

We are subject to additional regulation as a result of our CBD products. The shifting compliance environment and the need to build and maintain robust systems to comply with different compliance in multiple jurisdictions increase the possibility that we may violate one or more of the requirements. If our operations are found to be in violation of any of such laws or any other governmental regulations that apply to us, we may be subject to penalties, including, without limitation, civil and criminal penalties, damages, fines, the curtailment or restructuring of our operations, any of which could adversely affect our ability to operate our business and our financial results.

Failure to comply with FDA requirements may result in, among other things, injunctions, product withdrawals, recalls, product seizures, fines and criminal prosecutions. Our advertising is subject to regulation by the FTC under the FTCA. Additionally, some states also permit advertising and labeling laws to be enforced by private attorney generals, who may seek relief for consumers, seek class action certifications, seek class wide damages and product recalls of products sold by us. Any actions against us by governmental authorities or private litigants could have a material adverse effect on our business, financial condition and results of operations.

F-7

About 911 Help Now, LLC

911 Help Now, LLC (“911”) was formed as a Delaware limited liability company on February 2, 2018. 911 was a holding company of intellectual property in the safety and security space. At present, we own no intellectual property within our 911 subsidiary. In order to generate future revenue within 911, we will need to identify and either acquire or license intellectual property. In the event of an acquisition, we will then need to either develop products utilizing our intellectual property or license out our intellectual property to a third party. There is no guarantee that we will be successful with an acquisition or licensing of any intellectual property.

About Markets on Main, LLC

Markets on Main, LLC (“MOM”) was formed as a Florida limited liability company on April 2, 2020. MOM is A full service, sales and distribution, third-party logistics provider and portal to multi-channel sales opportunities. MOM’s focus is on bringing small businesses and entrepreneurs to large opportunities and distribution. MOM will provide the following services to its clients: inventory management, brand management, fulfillment and drop-ship capabilities, retail distribution and customer service. MOM’s website can be found at www.marketsonmain.com.

On November 5, 2020, the Company, through its wholly owned subsidiary Markets on Main, LLC (“Licensor”), entered into a Platform License Agreement (the “License Agreement”) with Honey Badger Media, LLC (the “Licensee”). Under the terms of the License Agreement, the Company grants the Licensee a perpetual, non-exclusive license to operate the Platform, fulfillment opportunities and its related technologies. In consideration for the License, the Licensee shall pay to the Licensor a fee equal to twenty percent (20%) of the Net Profits generated from Licensee’s clients through the Platform.

Investments:

About Global Clean Solutions, LLC

Global Clean Solutions was founded as a special purpose entity in the Personal Protective Equipment Industry during the initial stages of the pandemic in 2020. Its management set out with a simple mission; deliver customers PPE while removing the panic from the pandemic. Global Clean Solutions has created a solid and repeatable foundation and is able to satisfy the needs of both government municipalities and corporations that many companies have tried, and few have succeeded.

●	Direct to factory relationships
●	Proprietary hand sanitizer ready to ship
●	Funding programs available
●	Government contract expertise
●	Overseas production capabilities
●	Distribution centers in CA and FL

The Company elected to impair its investment in Global Clean as it does not anticipate generating any further revenue from this investment.

Services:

Consulting Services

On May 10, 2021, the Company entered into a Consulting Agreement (the “Agreement”) with CoroWare, Inc. (“CoroWare”). Under the terms of the Agreement, the Company is to prepare the following financial reports for CoroWare: (i) Registration Statement and all subsequent amendments, (ii) Quarterly Reports for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and (iii) Annual Report for the period ended December 31, 2021. The Agreement shall have a term one (1) year or until CoroWare’s Annual Report is filed with OTC Markets or the SEC. The Company shall be compensated a total of $45,000 in three equal payments of $15,000.

Consultants

On January 2, 2020, the Company entered into a Consulting Agreement (the “Agreement”) with Timothy Cabrera (the “Consultant”). Under the terms of the Agreement, the Consultant is to provide services to further the business plan of the Company’s subsidiaries, seek and advise the Company on the acquisition of potential products, seek acquisition candidates and on the sale of any inventory. The Agreement has a term of one (1) year and the Consultant is to be compensated Two Hundred Fifty Thousand and NO/100 Dollars ($250,000). On February 15, 2021, the Company issued fifty shares of the Company’s Series L Preferred Stock to the Consultant in satisfaction of $250,000 cash compensation due for past consulting services. All compensation due under the Agreement has been satisfied.

On January 2, 2020, the Company entered into a Consulting Agreement (the “Agreement”) with Brian McFadden (the “Consultant”). Under the terms of the Agreement, the Consultant is to provide services to manage the Company’s HMNRTH subsidiary, manage the process of new CBD formulas from development to sale, seek and advise the Company on the acquisition of potential products and on the sale of any inventory. The Agreement has a term of one (1) year and the Consultant is to be compensated Two Hundred Fifty Thousand and NO/100 Dollars ($250,000). On February 15, 2021, the Company issued fifty shares of the Company’s Series L Preferred Stock to the Consultant in satisfaction of $250,000 cash compensation due for past consulting services. All compensation due under the Agreement has been satisfied.

On August 22, 2019, the Company entered into a Consulting Agreement (the “Agreement”) with Sylios Corp (the “Consultant”), an entity controlled by the Company’s President, Jimmy Wayne Anderson. Under the terms of the Agreement, the Consultant is to provide services related to acquisitions, mergers and certain day to day tasks of managing a public company. As compensation, the Company shall pay Consultant $50,000 through the issuance of ten (10) shares of the Company’s Series L Preferred Stock. The Company issued the shares of Series L Preferred Stock on September 2, 2019. The Agreement had a term of six (6) months or until the Consultant completed the services requested. The services under the Agreement have been satisfied.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of Global Technologies and its wholly owned subsidiaries TCBM Holdings, LLC and Markets on Main, LLC. All inter-company balances and transactions have been eliminated in consolidation.

Cash Equivalents

Investments having an original maturity of 90 days or less that are readily convertible into cash are considered to be cash equivalents. For the periods presented, the Company had no cash equivalents.

F-8

Accounts Receivable and Allowance for Doubtful Accounts:

Accounts receivable are recorded at invoiced amount and generally do not bear interest. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Global Technologies’ customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At June 30, 2021 and 2020, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

Accounts receivable – related party and allowance for doubtful accounts

Accounts receivable – related party are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection.

Management believes that the accounts receivable are fully collectable. Therefore, no allowance for doubtful accounts is deemed to be required on its accounts receivable – related party at June 30, 2021.

Concentrations of Risks

Concentration of Accounts Receivable –At June 30, 2021, the Company had no accounts receivable. At June 30, 2020, one customer accounted for 100% of the Company’s total accounts receivable.

Concentration of Revenues – For the years ended June 30, 2021 and 2020, one customer accounted for 100% of the Company’s total revenues.

Concentration of Suppliers – The Company relies on a limited number of suppliers and contract manufacturers. In particular, a single supplier is currently the sole manufacturer of the Company’s CBD products.

Concentration of Loans Receivable – The Company had no loan receivable at June 30, 2021. At June 30, 2020, one borrower accounted for 100% of the Company’s total loans receivable.

Concentration of Loans Receivable, Other –At June 30, 2021, one borrower accounted for 100% of the Company’s total loans receivable, other. The Company had no loans receivable, other at June 30, 2020.

Income Taxes

In accordance with Accounting Standards Codification (ASC) 740 - Income Taxes, the provision for income taxes is computed using the asset and liability method. The asset and liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements. The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur. A valuation allowance is provided when it is not more likely than not that a deferred tax asset will be realized.

We expect to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of June 30, 2021, we had no uncertain tax positions. We recognize interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. We currently have no federal or state tax examinations nor have we had any federal or state examinations since our inception. To date, we have not incurred any interest or tax penalties.

F-9

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Financial Instruments and Fair Value of Financial Instruments

We adopted ASC Topic 820, Fair Value Measurements and Disclosures, for assets and liabilities measured at fair value on a recurring basis. ASC Topic 820 establishes a common definition for fair value to be applied to existing US GAAP that requires the use of fair value measurements that establishes a framework for measuring fair value and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC Topic 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs. Except for the derivative liability, we had no financial assets or liabilities carried and measured at fair value on a recurring or nonrecurring basis during the periods presented.

Derivative Liabilities

We evaluate convertible notes payable, stock options, stock warrants and other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, Derivative Instruments and Hedging: Contracts in Entity’s Own Equity.

The result of this accounting treatment could be that the fair value of a financial instrument is classified as a derivative instrument and is marked-to-market at each balance sheet date and recorded as a liability. In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date. Please see NOTE H - DERIVATIVE LIABILITY for further information.

Long-lived Assets

Long-lived assets such as property and equipment and intangible assets are periodically reviewed for impairment. We test for impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. Impairment evaluations involve management’s estimates on asset useful lives and future cash flows. Actual useful lives and cash flows could be different from those estimated by management which could have a material effect on our reporting results and financial positions. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Accounting for Investments - The Company accounts for investments based upon the type and nature of the investment and the availability of current information to determine its value. Investments in marketable securities in which there is a trading market will be valued at market value on the nearest trading date relative to the Company’s financial reporting requirements. Investments in which there is no trading market from which to obtain recent pricing and trading data for valuation purposes will be valued based upon management’s review of available financial information, disclosures related to the investment and recent valuations related to the investment’s fundraising efforts.

On September 3, 2020, the Company entered into a Commitment to be Bound by the Amended Operating Agreement to Effect Transfer of Membership Interest in order to facilitate the transfer of 25 Membership Units (the “Units”), representing a twenty five percent ownership, issued by Global Clean Solutions, LLC (“Global”) and held in the name of Graphene Holdings, LLC (“Graphene”) to the Company. The Company reviews its investments for impairment on a quarterly basis. After reviewing the status of Global’s financial condition, the Company has determined that no impairment of its investment is necessary for the year ended June 30, 2021. For the year ended June 30, 2021, there were no similar transactions with third-parties.

	June 30, 2021	September 30, 2020

Global Clean Solutions, LLC	$-	$250,000
Total investments	$-	$250,000

The above investment does not have a readily determinable fair value, as identified in ASC 321-10-35-2, and each investment is measured at cost less impairment. The Company monitors the investment for any changes in observable prices from orderly transactions. For the year ended June 30, 2021, the Company generated $12,197 investment income from its investment in Global. The Company elected to impair its investment in Global Clean as it does not anticipate generating any further revenue from its investment.

Marketable Equity Securities

Marketable equity securities are stated at lower of cost or market value with unrealized gains and losses included in operations. The Company has classified its marketable equity securities as trading securities.

Deferred Financing Costs

Deferred financing costs represent costs incurred in the connection with obtaining debt financing. These costs are amortized ratably and charged to financing expenses over the term of the related debt.

Revenue recognition

Generally, the Company considers all revenues as arising from contracts with customers. Revenue is recognized based on the five-step process outlined in the Accounting Standards Codification (“ASC”) 606:

Step 1 – Identify the Contract with the Customer – A contract exists when (a) the parties to the contract have approved the contract and are committed to perform their respective obligations, (b) the entity can identify each party’s rights regarding the goods or services to be transferred, (c) the entity can identify the payment terms for the goods or services to be transferred, (d) the contract has commercial substance and it is probably that the entity will collect substantially all of the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

Step 2 – Identify Performance Obligations in the Contract – Upon execution of a contract, the Company identifies as performance obligations each promise to transfer to the customer either (a) goods or services that are distinct, or (b) a series of distinct goods or services that are substantially the same and have the same pattern of transfer to the customer. To the extent a contract includes multiple promised goods or services, the Company must apply judgement to determine whether the goods or services are capable of being distinct within the context of the contract. If these criteria are not met, the goods or services are accounted for as a combined performance obligation.

Service revenue is recognized when the professional consulting, maintenance or other ancillary services are provided to the customer. Shipping and handling costs charged to customers are classified as revenue, and the shipping and handling costs incurred are included in cost of sales. Shipping and handling costs charged to customers are classified as revenue, and the shipping and handling costs incurred are included in cost of sales.

F-10

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Step 3 – Determine the Transaction Price – When (or as) a performance obligation is satisfied, the Company shall recognize as revenue the amount of the transaction price that is allocated to the performance obligation. The contract terms are used to determine the transaction price. Generally, all contracts include fixed consideration. If a contract did include variable consideration, the Company would determine the amount of variable consideration that should be included in the transaction price based on expected value method. Variable consideration would be included in the transaction price, if in the Company’s judgement, it is probable that a significant future reversal of cumulative revenue under the contract would not occur.

Step 4 – Allocate the Transaction Price – After the transaction price has been determined, the next step is to allocate the transaction price to each performance obligation in the contract. If the contract only has one performance obligation, the entire transaction price will be applied to that obligation. If the contract has multiple performance obligations, the transaction price is allocated to the performance obligations based on the relative standalone selling price (SSP) at contract inception.

Step 5 – Satisfaction of the Performance Obligations (and Recognize Revenue) – Revenue is recognized when (or as) goods or services are transferred to a customer. The Company satisfies each of its performance obligations by transferring control of the promised good or service underlying that performance obligation to the customer. Control is the ability to direct the use of and obtain substantially all of the remaining benefits from an asset. It includes the ability to prevent other entities from directing the use of and obtaining the benefits from an asset. Indicators that control has passed to the customer include: a present obligation to pay; physical possession of the asset; legal title; risks and rewards of ownership; and acceptance of the asset(s). Performance obligations can be satisfied at a point in time or over time.

Substantially all of the Company’s revenues continue to be recognized when control of the goods is transferred to the customer, which is upon shipment of the finished goods to the customer. All sales have fixed pricing and there are currently no material variable components included in the Company’s revenue. Additionally, the Company will issue credits for defective merchandise, historically these credits for defective merchandise have not been material. Based on the Company’s analysis of the new revenue standards, revenue recognition from the sale of finished goods to customers, which represents substantially all of the Company’s revenues, was not impacted by the adoption of the new revenue standards.

Stock-Based Compensation

We account for share-based awards to employees in accordance with ASC 718 “Stock Compensation”. Under this guidance, stock compensation expense is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the estimated service period (generally the vesting period) on the straight-line attribute method. The Company accounts for non-employee stock-based awards in accordance with the Accounting Standards Update (ASU) 2018-07, Compensation—Stock Compensation (Topic 718): Under the new standard, the Company will value all equity classified awards at their grant-date under ASC718 and no options were required to be revalued at adoption.

Related Parties

A party is considered to be related to us if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with us. Related parties also include our principal owners, our management, members of the immediate families of our principal owners and our management and other parties with which we may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties, or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests, is also a related party.

Advertising Costs

Advertising costs are expensed as incurred. For the periods presented, we had no advertising costs.

Loss per Share

We compute net loss per share in accordance with FASB ASC 260. The ASC specifies the computation, presentation and disclosure requirements for loss per share for entities with publicly held common stock.

Basic loss per share amounts are computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed on the basis of the weighted average number of common shares and dilutive securities (such as stock options, warrants and convertible securities) outstanding. Dilutive securities having an anti-dilutive effect on diluted net loss per share are excluded from the calculation. For the years ended June 30, 2021 and 2020, the Company excluded 59,095,209,336 and 25,621,051,276, respectively, shares relating to convertible notes payable to third parties, shares issuable upon the exercise of the Armada warrant and share issuable upon conversion of the Company’s Series L Preferred stock.

Recently Enacted Accounting Standards

F-11

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”).  Financial Instruments—Credit Losses (Topic 326) amends guideline on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities.  For assets held at amortized cost basis, Topic 326 eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses.  The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected.  For available-for-sale debt securities, credit losses should be measured in a manner similar to current GAAP, however Topic 326 will require that credit losses be presented as an allowance rather than as a write-down.  ASU 2016-13 affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income.  The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash.  The amendments in this ASU will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.  We are currently evaluating the impact of the adoption of ASU 2016-13 on our financial statements.

In July 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) 2017-11. Among other things, ASU 2017-11 provides guidance that eliminates the requirement to consider “down round” features when determining whether certain financial instruments or embedded features are indexed to an entity’s stock and need to be classified as liabilities. ASU 2017-11 provides for entities to recognize the effect of a down round feature only when it is triggered and then as a dividend and a reduction to income available to common stockholders in basic earnings per share. The guidance is effective for annual periods beginning after December 15, 2018; early adoption is permitted. The Company has adopted ASU 2017-11. As a result, we have not recognized the fair value of the warrants containing down round features as liabilities.

In August 2020, the FASB issued ASU 2020-06, “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40)”. This ASU reduces the number of accounting models for convertible debt instruments and convertible preferred stock.  As well as amend the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions.  In addition, this ASU improves and amends the related EPS guidance. This standard is effective for us on May 1, 2022, including interim periods within those fiscal years.  Adoption is either a modified retrospective method or a fully retrospective method of transition. We are currently evaluating the impact of the adoption of ASU 2020-06 on our financial statements.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on our consolidated financial statements and related disclosures.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. Financial instruments included in the Company’s financial statements include cash, accounts payable and accrued expenses, accrued interest payable, loans payable to related parties, notes payable to third parties, notes payable to related parties and derivative liability. Unless otherwise disclosed in the notes to the financial statements, the carrying value of financial instruments is considered to approximate fair value due to the short maturity and characteristics of those instruments. The carrying value of debt approximates fair value as terms approximate those currently available for similar debt instruments.

Goodwill

After completing the purchase price allocation, any residual of cost over fair value of the net identifiable assets and liabilities was assigned to the unidentifiable asset, goodwill. Formerly subject to mandatory amortization, this now is not permitted to be amortized at all, by any allocation scheme and over any useful life. Impairment testing, using a methodology at variance with that set forth in FAS 144 (which, however, continues in effect for all other types of long-lived assets and intangibles other than goodwill), must be applied periodically, and any computed impairment will be presented as a separate line item in that period’s income statement, as a component of income from continuing operations (unless associated with discontinued operations, in which case, the impairment would, net of income tax effects, be combined with the remaining effects of the discontinued operations. In accordance with Statement No. 142, “Goodwill and Other Intangible Assets,” the Company does not amortize goodwill, but performs impairment tests of the carrying value on a semi-annual and annual basis.

Intangible Assets

Intangible assets are stated at the lesser of cost or fair value. Please see NOTE C – ACQUISITION OF TCBM HOLDINGS, LLC for further information.

F-12

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE C – ACQUISITION OF TCBM HOLDINGS, LLC

On November 30, 2019, the Company acquired 100% ownership of TCBM Holdings, LLC (“TCBM”) and TCBM’s two wholly owned subsidiaries, HMNRTH, LLC and 911 Help Now, LLC. The combination has been accounted for in the accompanying consolidated financial statements as an “acquisition” transaction. Accordingly, the financial position and results of operation of the Company prior to November 30, 2019 has been excluded from the accompanying consolidated financial statements. The Company acquired a 100% interest in exchange for a Convertible Promissory Note in the amount of $2,000,000.

Details regarding the book values and fair values of the net assets acquired are as follows:

	Book Value	Fair Value	Difference

Cash	$546,411	$546,411	$-
Inventory	70,580	70,580	-
Property and Equipment	36,363	36,363	-
Total	$653,354	$653,354	$-

Goodwill and Intangibles

Goodwill is recorded when the cost of acquired businesses exceeds the fair value of the identifiable net assets acquired. Intangible assets other than goodwill are recorded at fair value at the time acquired or at cost, if applicable. Intangible assets that do not have indefinite lives are amortized in line with the pattern in which the economic benefits of the intangible asset are consumed. If the pattern of economic benefit cannot be reliably determined, the intangible assets are amortized on a straight-line basis over the shorter of the legal or estimated life. Goodwill and indefinite-lived intangibles assets are not amortized but are tested for impairment in the fourth quarter using the same dates each year or more frequently if changes in circumstances or the occurrence of events indicate potential impairment.

In performing the annual impairment test, the fair value of each indefinite-lived intangible asset is compared to its carrying value and an impairment charge is recorded if the carrying value exceeds the fair value. For goodwill, the Company first assesses qualitative factors to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, and whether it is necessary to perform the quantitative goodwill impairment test. The quantitative test is required only if the Company concludes that it is more-likely-than-not that a reporting unit’s fair value is less than its carrying amount. For quantitative testing, the Company compares the fair value of each reporting unit with its carrying amount. If the carrying amount exceeds the fair value, an impairment charge is recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit.

Fair values are determined using established business valuation techniques and models developed by the Company, estimates of market participant assumptions of future cash flows, future growth rates and discount rates to value estimated cash flows. Changes in economic and operating conditions, actual growth below the assumed market participant assumptions or an increase in the discount rate could result in an impairment charge in a future period.

Acquisitions

Upon acquisition of a business, the Company uses the income, market or cost approach (or a combination thereof) for the valuation as appropriate. The valuation inputs in these models and analyses are based on market participant assumptions.  Market participants are considered to be buyers and sellers unrelated to the Company in the principal or most advantageous market for the asset or liability.

Fair value estimates are based on a series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. Management values property, plant and equipment using the cost approach supported where available by observable market data, which includes consideration of obsolescence. Management values acquired intangible assets using the relief from royalty method or excess earnings method, forms of the income approach supported by observable market data for peer companies. The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as revenue growth rates, customer attrition rates, and royalty rates). Acquired inventories are marked to fair value for valuation of the total purchase price. For certain items, the carrying value is determined to be a reasonable approximation of fair value based on information available to the Company.

Assets acquired	As of November 30, 2019

Cash		$546,411
Inventory (i)		70,580
Property, plant and equipment (ii)		36,363
	653,354
Goodwill (iii)		1,346,646
Total purchase price		$2,000,000

(i)	Inventories acquired were sold on March 11, 2020
(ii)	Property, plant and equipment acquired includes computers, software and other office equipment.
(iii)	Goodwill is recorded when the cost of acquired businesses exceeds the fair value of the identifiable net assets acquired.

The changes in the carrying amount of goodwill for the period from November 30, 2019 through June 30, 2021 were as follows:

Balance as of November 30, 2019	$1,346,646
Additions and adjustments	(873,323)
Balance as of June 30, 2021	$473,323

For the years ended June 30, 2021 and 2020, the Company recorded an impairment of goodwill in the amount of $873,323 and $0, respectively. During the fourth quarter of fiscal 2021 (second calendar quarter of 2021), the Company performed an interim goodwill impairment analysis on the TCBM Holdings, LLC acquisition and its $946,646 goodwill balance based on assessed potential indicators of impairment, including recent disruptions to the domestic CBD market resulting from the COVID-19 pandemic, the increasing uncertainty of near-term demand requirements, supply constraints and financing constraints. In the previous 2020 annual goodwill impairment evaluation, this reporting unit had a fair value of approximately 100% of the carrying value. The impairment assessment and valuation method require the Company to make estimates and assumptions regarding future operating results, cash flows, changes in working capital and capital expenditures, selling prices, profitability, and the cost of capital. As a result of the fourth quarter 2021 goodwill impairment evaluation, the Company determined that the fair value of the TCBM Holdings, LLC acquisition was below carrying value, including goodwill, by $473,323. This was primarily due to changes in the timing and amount of expected cash flows resulting from lower projected revenues, profitability and cash flows due to near-term reductions in the domestic CBD market. Consequently, during the fourth quarter of 2021, the Company recorded a $473,323 impairment charge for the partial impairment of the TCBM Holdings, LLC acquisition goodwill.

NOTE D - PROPERTY AND EQUIPMENT

	June 30, 2021	June 30, 2020

Property and Equipment (i)	$36,363	$36,363
Less: accumulated depreciation (ii)	(8,226)	(3,030)
Total	$28,137	$33,333

(i)	Property and equipment are stated at cost and depreciated principally on methods and at rates designed to amortize their costs over their useful lives.
(ii)	Depreciation expense for the years ended June 30, 2021 and 2020 was $5,196 and $3,030, respectively.

NOTE E – ACCRUED OFFICER AND DIRECTOR COMPENSATION

Accrued officer and director compensation is due to Wayne Anderson, the sole officer and director of the Company, and consists of:

	June 30, 2021	June 30, 2020

Pursuant to January 26, 2018 Board of Directors Service Agreement	$-	$79,803
Total	$-	$79,803

F-13

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE E – ACCRUED OFFICER AND DIRECTOR COMPENSATION (cont’d)

For the years ended June 30, 2021 and 2020, the balance of accrued officer and director compensation changed as follows:

	Pursuant to Employment Agreements	Pursuant to Board of Directors Services Agreements	Total

Balance June 30, 2019	-	39,803	39,803
Officer’s/director’s compensation for the year ended June 30, 2020 (including stock-based compensation of $40,000 accrued as Stock to be Issued)	-	40,000	40,000
Balances at June 30, 2020	-	79,803	79,803
Officer’s/director’s compensation for the year ended June 30, 2021 (including stock-based compensation of $40,000 accrued as Stock to be Issued)	-	40,000	40,000
Cash compensation	-	(119,803)	(119,803)
Balances at June 30, 2021	$-	$-	$-

(i)	As of June 30, 2021 and June 30, 2020, total shares of common stock accrued as “Stock to be Issued” to Mr. Anderson as per the terms of the Board of Director’s Services Agreement is 84,803 and 10,000, respectively.

Please see NOTE M - SUBSEQUENT EVENTS for further information.

NOTE F - NOTES PAYABLE, THIRD PARTIES

Notes payable to third parties consist of:

	June 30, 2021	June 30, 2020

Convertible Promissory Note dated January 24, 2018 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due January 24, 2019-with unamortized debt discount of $0 and $0 at June 30, 2021 and June 30, 2020, respectively (i)	$-	$15,750
Convertible Promissory Note dated February 16, 2018 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due February 16, 2019-with unamortized debt discount of $0 and $0 at June 30, 2021 and June 30, 2020, respectively (ii)	-	8,000
Convertible Promissory Note dated June 3, 2018 payable to Valvasone Trust (“Valvasone”), interest at 5%, default rate of 15%, due June 3, 2019-with unamortized debt discount of $0 and $0 at June 30, 2021 and June 30, 2020, respectively (iii)	-	91,900
Convertible Promissory Note dated June 29, 2018 payable to Jody A. DellaDonna (“JDD”), interest at 5%, default rate of 15%, due June 29, 2019-with unamortized debt discount of $0 and $0 at June 30, 2021 and June 30, 2020, respectively (iv)	-	25,000
Convertible Promissory Note dated November 30, 2019 payable to Jetco Holdings, LLC (“Jetco”), interest at 3%, due November 30, 2020-with unamortized debt discount of $0 and $433,199 at June 30, 2021 and June 30, 2020, respectively (v)	-	688,177
Convertible Promissory Note dated December 17, 2019 payable to Armada Investment Fund, LLC (“Armada”), interest at 8%, due December 17, 2020, in technical default-with unamortized debt discount of $0 and $5,998 at, June 30, 2021 and June 30, 2020, respectively (vi)	11,000	5,002
Convertible Promissory Note dated March 20, 2020 payable to Jetco Holdings, LLC (“Jetco”), interest at 3%, due March 20, 2021-with unamortized debt discount of $0 and $14,411 at, June 30, 2021 and June 30, 2020, respectively (vii)	-	5,589
Convertible Promissory Note dated September 3, 2020 payable to Graphene Holdings, LLC (“Graphene”), interest at 3%, due March 3, 2021, in technical default, with unamortized debt discount of $0 and $0 at, June 30, 2021 and June 30, 2020, respectively (viii)	250,000	-
Convertible Promissory Note dated September 9, 2020 payable to Graphene Holdings, LLC (“Graphene”), interest at 3%, due March 9, 2021, in technical default, with unamortized debt discount of $0 and $0 at, June 30, 2021 and June 30, 2020, respectively (ix)	20,000	-
Convertible Promissory Note dated January 20, 2021 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due January 20, 2022, with unamortized debt discount of $55,616 and $0 at June 30, 2021 and June 30, 2020, respectively (x)	100,000	-
Convertible Promissory Note dated February 22, 2021 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due February 22, 2022, with unamortized debt discount of $129,316 and $0 at June 30, 2021 and June 30, 2020, respectively (xi)	200,000	-
Convertible Promissory Note dated June 17, 2021 payable to Power Up Lending Group Ltd. (“Power Up”), interest at 8%, due June 17, 2022-with unamortized debt discount of $66,303 and $0 at, June 30, 2021 and June 30, 2020, respectively (xii)	68,750	-
Totals	$649,750	$839,418

(i)	On January 24, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC in the principal amount of $15,750. The Convertible Note was fully funded on January 24, 2018. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (January 24, 2019) at the option of the holder. The Conversion Price shall be equal to Fifty Percent (50%) of the lowest Trading Price (defined below) during the Valuation Period (defined below), and the Conversion Amount shall be the amount of principal or interest electively converted in the Conversion Notice. The total number of shares due under any conversion notice (“Notice Shares”) will be equal to the Conversion Amount divided by the Conversion Price. On the date that a Conversion Notice is delivered to Holder, the Company shall deliver an estimated number of shares (“Estimated Shares”) to Holder’s brokerage account equal to the Conversion Amount divided by 50% of the Market Price. “Market Price” shall mean the lowest of the daily Trading Price for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. The “Valuation Period” shall mean twenty (20) Trading Days, commencing on the first Trading Day following delivery and clearing of the Notice Shares in Holder’s brokerage account, as reported by Holder (“Valuation Start Date”). If at any time, one or multiple times, during the Valuation Period the number of Estimated Shares delivered to Holder is less than the Notice Shares, the company must immediately deliver enough shares equal to the difference. A Conversion Amount will not be considered fully converted until the end of the Valuation Period for that Conversion Amount. “Trading Price” means, for any security as of any date, any trading price on the OTC Bulletin Board, or other applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities The Convertible Note has a term of one (1) year and bears interest at 10% annually. On March 31, 2021, the Holder agreed to forgive all outstanding principal and interest in the amounts of $15,750 and $5,010, respectively. As of June 30, 2021, there was no outstanding principal or interest due.

F-14

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

(ii)	On February 16, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC in the principal amount of $8,000. The Convertible Note was fully funded on February 16, 2018. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (February 16, 2019) at the option of the holder at the Variable Conversion Price, which shall be equal to the lesser of (i) the price of any public offering of the Maker’s Common Stock or (ii) Fifty Percent (50%) of the lowest Trading Price (defined below) during the Twenty Trading Day period prior to the day the Holder delivers the Conversion Notice, and the Conversion Amount shall be the amount of principal or interest electively converted in the Conversion Notice. “Trading Price” means, for any security as of any date, any trading price on the OTC Bulletin Board, or other applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. The Convertible Note has a term of one (1) year and bears interest at 10% annually. On March 31, 2021, the Holder agreed to forgive all outstanding principal and interest in the amounts of $6,054 and $2,463, respectively. As of June 30, 2021, there was no outstanding principal or interest due.

(iii)	On June 3, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Valvasone Trust in the principal amount of $91,900. The Convertible Note was issued for compensation due for consulting services. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (June 3, 2019) at the option of the holder at the conversion price which shall be equal to the lower of: (a) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note or (b) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the Effective Date. The Convertible Note has a term of one (1) year and bears interest at 5% annually. On January 14, 2021, the Company issued 500,000,000 shares of restricted common stock to the noteholder in satisfaction of $20,000 principal against the Convertible Note. On March 31, 2021, the Company issued the Holder 26 shares of its Series L Preferred Stock in satisfaction of $71,900 principal, $18,380 default principal, $12,749 interest and $30,183 default interest. A balance of $2,453 was forgiven by the Holder. As of June 30, 2021, there was no outstanding principal or interest due.

(iv)	On June 29, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Jody A. DellaDonna in the principal amount of $25,000. The Convertible Note was issued for compensation due for consulting services. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (June 29, 2019) at the option of the holder at the conversion price which shall be equal to the lower of: (a) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note or (b) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the Effective Date. The Convertible Note has a term of one (1) year and bears interest at 5% annually. On March 31, 2021, the Company issued the Holder 8 shares of its Series L Preferred Stock in satisfaction of $25,000 principal, $5,000 default principal, $3,437 interest and $7,890 default interest. A balance of $1,327 was forgiven by the Holder. As of June 30, 2021, there was no outstanding principal or interest due.

(v)	On November 30, 2019, the Company executed a Convertible Note (the “Convertible Note”) payable to Jetco Holdings, LLC in the principal amount of $2,000,000. The Convertible Note was Issued as part of the Purchase and Sale Agreement for the acquisition of TCBM Holdings, LLC. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (November 30, 2020) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. On January 19, 2021, the Company issued 300,000,000 shares of restricted common stock to the noteholder in satisfaction of $42,000 principal against the Convertible Note. On March 15, 2021, the outstanding principal and interest on the Note were $503,714 and $46,485, respectively. On this same date, the Holder agreed to forgive $253,714 in outstanding principal and all outstanding interest leaving a remaining principal balance of $250,000. On March 15, 2021, the Company issued the Holder fifty (50) shares of the Company’s Series L Preferred Stock in satisfaction of the $250,000 principal balance. As of June 30, 2021, there was no outstanding principal or interest due.

(vi)

On December 17, 2019, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Armada Capital Partners, LLC (“Armada”) wherein the Company issued Armada a Convertible Promissory Note (the “Convertible Note”) in the amount of $11,000 ($1,000 OID). The Convertible Note has a term of one (1) year (due on December 17, 2020) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 20, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 60% multiplied by the Market Price (as defined herein)(representing a discount rate of 40%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. As part and parcel of the foregoing transaction, Armada was issued a warrant granting the holder the right to purchase up to 560,800 shares of the Company’s common stock at an exercise price of $0.024 for a term of 5-years. The transaction closed on December 17, 2019. In addition, 10,000,000 shares of the Company’s common stock have been reserved at Pacific Stock Transfer Corporation for possible issuance upon the conversion of the Note into shares of our common stock. As of June 30, 2021, $11,000 principal plus $1,350 interest were due.

(vii)	On March 20, 2020, the Company executed a Convertible Note (the “Convertible Note”) payable to Jetco Holdings, LLC in the principal amount of $20,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 20, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. On February 4, 2021, the Company remitted payment to the Holder in the amount of $20,532.93 to satisfy all outstanding principal and interest due under the Convertible Note. As of June 30, 2021, there was no outstanding principal or interest due.

(viii)	On September 3, 2020, the Company executed a Convertible Note (the “Convertible Note”) payable to Graphene Holdings, LLC (the “Holder”) in the principal amount of $250,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 3, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. As of June 30, 2021, $250,000 principal plus $6,164 interest were due. Please see NOTE M - SUBSEQUENT EVENTS for further information.

(ix)	On September 9, 2020, the Company executed a Convertible Note (the “Convertible Note”) payable to Graphene Holdings, LLC (the “Holder”) in the principal amount of $20,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 9, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. As of June 30, 2021, $20,000 principal plus $471 interest were due.

(x)	On January 20, 2021, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC (the “Holder”) in the principal amount of up to $150,000. The Convertible Note shall accrue interest at 10% per annum. The Convertible Note was partially funded on January 27, 2021 in the amount of $100,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (January 20, 2022) at the option of the holder. The Conversion Price shall be equal to Fifty Percent (50%) of the lowest Trading Price (defined below) during the Valuation Period (defined below), and the Conversion Amount shall be the amount of principal or interest electively converted in the Conversion Notice. The total number of shares due under any conversion notice (“Notice Shares”) will be equal to the Conversion Amount divided by the Conversion Price. On the date that a Conversion Notice is delivered to Holder, the Company shall deliver an estimated number of shares (“Estimated Shares”) to Holder’s brokerage account equal to the Conversion Amount divided by 50% of the Market Price. “Market Price” shall mean the lowest of the daily Trading Price for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. The “Valuation Period” shall mean twenty (20) Trading Days, commencing on the first Trading Day following delivery and clearing of the Notice Shares in Holder’s brokerage account, as reported by Holder (“Valuation Start Date”). As of June 30, 2021, $100,000 principal plus $4,219 interest were due.

(xi)	On February 22, 2021, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC (the “Holder”) in the principal amount of up to $200,000. The Convertible Note shall accrue interest at 10% per annum. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (February 22, 2022) at the option of the holder. The conversion price shall be equal to the lesser of (i) the price of any public offering of the Maker’s Common Stock or (ii) Fifty Percent (50%) of the lowest Trading Price (defined below) during the Twenty Trading Day period prior to the day the Holder delivers the Conversion Notice (“Conversion Price”). “Trading Price” means, for any security as of any date, any trading price on the OTC Bulletin Board, or other applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. The Convertible Note was funded on March 2, 2021. As of June 30, 2021, $200,000 principal plus $6,575 interest were due.

(xii)	On June 17, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $68,750. The Convertible Note has a term of one (1) year and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on June 21, 2021. As of June 30, 2021, $68,750 principal plus $196 interest were due.

Income from forgiveness of principal and interest on convertible notes payable consists of:

	June 30, 2021	June 30, 2020

Forgiveness of principal and interest Tribridge Ventures, LLC	$29,277	$-
Forgiveness of interest Around the Clock Partners, LP	3,532	-
Forgiveness of interest Valvasone Trust	2,453	-
Forgiveness of interest Jody A. DellaDonna	1,327	-
Forgiveness of Jetco Holdings, LLC principal and interest	300,197	-
Total	$336,786	$-

Default principal, notes payable-third parties:

	June 30, 2021	June 30, 2020

Armada Investment Fund, LLC	$2,200	$-
Graphene Holdings, LLC	135,000	-
Total	$137,200	$-

Accrued default interest, notes payable-third parties:

	June 30, 2021	June 30, 2020

Armada Investment Fund, LLC	$1,269	$-
Graphene Holdings, LLC	38,947	-
Total	$40,216	$-

F-15

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE G - NOTE PAYABLE, RELATED PARTY

Notes payable to related parties consist of:

	June 30, 2021	June 30, 2020

Unsecured Convertible Promissory Notes dated July 27, 2018, payable to Around the Clock Partners, LP (entity controlled by Wayne Anderson), interest at 5%, default rate of 15%, due July 27, 2019- less unamortized debt discount of $0 and $0 at June 30, 2021 and June 30, 2020, respectively (i)	$-	$124,800
Total	$-	$124,800

(i)	On July 27, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Around the Clock Partners, LP in the principal amount of $124,800. The Convertible Note was issued for compensation due for consulting services. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (July 27, 2019) at the option of the holder at the conversion price which shall be equal to the lower of: (a) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note or (b) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the Effective Date. The Convertible Note has a term of one (1) year and bears interest at 5% annually. On March 1, 2021, the Company issued the Holder 40 shares of its Series L Preferred Stock in satisfaction of $124,800 principal, $24,906 default principal, $16,160 interest and $37,666 default interest. A balance of $3,532 was forgiven by the Holder. As of June 30, 2021, there was no outstanding principal or interest due.

NOTE H - DERIVATIVE LIABILITY

The derivative liability at June 30, 2021 and June 30, 2020 consisted of:

	June 30, 2021	June 30, 2020

Convertible Promissory Notes payable to Tri-Bridge Ventures, LLC. Please see NOTE F – NOTES PAYABLE, THIRD PARTIES for further information	$548,392	$213,933
Convertible Promissory Note payable to Valvasone Trust. Please see NOTE F – NOTES PAYABLE, THIRD PARTIES for further information	-	150,619
Convertible Promissory Notes payable to Jody A. DellaDonna. Please see NOTE F – NOTES PAYABLE, THIRD PARTIES for further information	-	40,974
Convertible Promissory Note payable to Around the Clock Partners, LP. Please see NOTE G – NOTES PAYABLE, RELATED PARTIES for further information	-	204,540
Convertible Promissory Notes payable to Jetco Holdings, LLC. Please see NOTE G – NOTES PAYABLE, RELATED PARTIES for further information	-	800,452
Convertible Promissory Note payable to Armada Investment Fund, LLC. Please see NOTE G – NOTES PAYABLE, RELATED PARTIES for further information	18,865	9,877
Convertible Promissory Notes payable to Graphene Holdings, LLC. Please see NOTE G – NOTES PAYABLE, THIRD PARTIES for further information	332,519	-
Convertible Promissory Note payable to Power Up Lending Group Ltd. Please see NOTE G – NOTES PAYABLE, RELATED PARTIES for further information	107,801	-
Total derivative liability	$1,007,577	$1,420,455

The Convertible Promissory Notes (the “Notes”) contain a variable conversion feature based on the future trading price of the Company’s common stock. Therefore, the number of shares of common stock issuable upon conversion of the Notes is indeterminate. Accordingly, we have recorded the fair value of the embedded conversion features as a derivative liability at the respective issuance dates of the notes and charged the applicable amounts to debt discounts (limited to the face value of the respective notes) and the remainder to other expenses. The increase (decrease) in the fair value of the derivative liability from the respective issue dates of the notes to the measurement dates is charged (credited) to other expense (income).

The fair value of the derivative liability was measured at the respective issuance dates and at June 30, 2021, and June 30, 2020 using the Black Scholes option pricing model. Assumptions used for the calculation of the derivative liability of the Notes at June 30, 2021 were (1) stock price of $0.0032 per share, (2) conversion prices ranging from $0.0015 to $0.0021 per share, (3) term of 6 months to 1 year, (4) expected volatility of 257.53% to 392.02%, and (5) risk free interest rate of 0.09%. Assumptions used for the calculation of the derivative liability of the Notes at June 30, 2020 were (1) stock price of $0.0001 per share, (2) conversion prices ranging from $0.00001 to $0.00007 per share, (3) term of 6 months to 1 year, (4) expected volatility of 113.19% to 139.74%, and (5) risk free interest rate of 0.16%.

The following table provides a reconciliation of the beginning and ending balances for the convertible note embedded derivative liability measured at fair value using significant unobservable inputs (Level 3):

Level 3
Balance at June 30, 2019	$715,350
Additions	2,904,047
Gain	(2,190,052)
Balance at June 30, 2020	$1,420,455
Additions	3,398,176
(Gain)Loss – year to date	(446,532)
Change resulting from conversions and payoffs	(3,364,522)
Balance at June 30, 2021	$1,007,577

NOTE I - CAPITAL STOCK

Preferred Stock

Filed with the State of Delaware:

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series A 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series A 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series A 8% Convertible Preferred Stock. At June 30, 2021 and 2020, the Company had 0 and 0 shares issued and outstanding, respectively.

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series B 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series B 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series B 8% Convertible Preferred Stock. At June 30, 2021 and 2020, the Company had 0 and 0 shares issued and outstanding, respectively.

F-16

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

On February 15, 2000, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series C 5% Convertible Preferred Stock, par value $0.01. The designation of the new Series C 5% Convertible Preferred Stock was approved by the Board of Directors on February 14, 2000. The Company is authorized to issue 1,000 shares of the Series C 5% Convertible Preferred Stock. At June 30, 2021 and 2020, the Company had 0 and 0 shares issued and outstanding, respectively.

On April 26, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series D Convertible Preferred Stock, par value $0.01. The designation of the new Series D Convertible Preferred Stock was approved by the Board of Directors on April 26, 2001. The Company is authorized to issue 800 shares of the Series D Convertible Preferred Stock. At June 30, 2021 and 2020, the Company had 0 and 0 shares issued and outstanding, respectively.

On June 28, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series E 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series E 8% Convertible Preferred Stock was approved by the Board of Directors on March 30, 2001. The Company is authorized to issue 250 shares of the Series E Convertible Preferred Stock. At June 30, 2021 and 2020, the Company had 0 and 0 shares issued and outstanding, respectively.

Series K Super Voting Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series K Super Voting Preferred Stock, par value $0.01. The designation of the new Series K Super Voting Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue three (3) shares of the Series K Super Voting Preferred Stock. At June 30, 2021 and 2020, the Company had 3 and 3 shares issued and outstanding, respectively.

Dividends. Initially, there will be no dividends due or payable on the Series K Super Voting Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

Liquidation and Redemption Rights. Upon the occurrence of a Liquidation Event (as defined below), the holders of Series K Super Voting Preferred Stock are entitled to receive net assets on a pro-rata basis. Each holder of Series K Super Voting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series K Super Voting Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series K Super Voting Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the “Permitted Merger”), unless the holders of the shares of Series K Super Voting Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the holders of Series K Super Voting Preferred Stock elect otherwise.

Conversion. No conversion of the Series K Super Voting Preferred Stock is permitted.

Rank. All shares of the Series K Super Voting Preferred Stock shall rank (i) senior to the Corporation’s (A) Common Stock, par value $0.0001 per share (“Common Stock”), and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series K Super Voting Preferred-Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series K Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Voting Rights.

A. If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

F-17

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

B. Each individual share of Series K Super Voting Preferred Stock shall have the voting rights equal to:

[twenty times the sum of: {all shares of Common stock issued and outstanding at the time of voting + all shares of any other Preferred stocks issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series K Super Voting Preferred Stock issued and outstanding at the time of voting]

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series K Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or By-laws.

Series L Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series L Preferred Stock, par value $0.01. The designation of the new Series L Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue five hundred thousand (500,000) shares of the Series L Preferred Stock. At June 30, 2021 and 2020, the Company had 255 and 10 shares issued and outstanding, respectively.

Dividends. The holders of Series L Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

Voting.

a. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

b. Each individual share of Series L Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + the total number of shares of all series of Preferred Stock issued and outstanding at time of voting}]

divided by:

[the number of shares of Series L Preferred Stock issued and outstanding at the time of voting]

Conversion Rights.

a) Outstanding. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock defined by the formula set forth is section 4.b.

b) Method of Conversion.

i. Procedure- Before any holder of Series L Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series L Preferred Stock, and shall give written notice 5 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series L Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”

F-18

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

ii. Issuance- Shares of Series L Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, Employees, Consultants or as directed by a majority vote of the Board of Directors. The number of Shares of Series L Preferred Stock to be issued to each qualified person (member of Management, Employee or Consultant) holding a Note shall be determined by the following formula:

For retirement of debt: One (1) share of Series L Preferred stock shall be issued for each Five Thousand Dollar ($5,000) tranche of outstanding liability. As an example: If an officer has accrued wages due to him or her in the amount of $25,000, the officer can elect to accept 5 shares of Series L Preferred stock to satisfy the outstanding obligation of the Company.

iii. Calculation for conversion into Common Stock- Each individual share of Series L Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[5000]

divided by:

[.50 times the lowest closing price of the Company’s common stock for the immediate five-day period prior to the receipt of the Notice of Conversion remitted to the Company by the Series L Preferred stockholder]

Common Stock

Class A and Class B:

Identical Rights. Except as otherwise expressly provided in ARTICLE FIVE of the Company’s Amended and Restated Certificate of Incorporation dated August 13, 1999, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

F-19

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

Stock Splits. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Common Shares unless the outstanding shares of all classes of Common Shares shall be proportionately subdivided or combined.

Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Shares, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, the holders of Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, if any, to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus, or earnings. For the purposes of this paragraph, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this paragraph.

Voting Rights.

(a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

Preemptive or Subscription Rights. No holder of Common Shares shall be entitled to preemptive or subscription rights.

F-20

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

Conversion Rights.

(a) Automatic Conversion. Each Class B Share shall (subject to receipt of any and all necessary approvals) convert automatically into one fully paid and non-assessable Class A Share (i) upon its sale, gift, or other transfer to a party other than a Principal Stockholder (as defined below) or an Affiliate of a Principal Stockholder (as defined below), (ii) upon the death of the Class B Stockholder holding such Class B Share, unless the Class B Shares are transferred by operation of law to a Principal Stockholder or an Affiliate of a Principal Stockholder, or (iii) in the event of a sale, gift, or other transfer of a Class B Share to an Affiliate of a Principal Stockholder, upon the death of the transferor. Each of the foregoing automatic conversion events shall be referred to hereinafter as an “Event of Automatic Conversion.” For purposes of this ARTICLE FIVE, “Principal Stockholder” includes any of Donald H. Goldman, Steven M. Fieldman, Lance Fieldman, Yuri Itkis, Michall Itkis and Boris Itkis and an “Affiliate of a Principal Stockholder” is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. For purposes of this definition, “control,” when used with respect to any specified person, means the power to direct or cause the direction of the management, and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Without limitation, an Affiliate also includes the estate of such individual.

(b) Voluntary Conversion. Each Class B Share shall be convertible at the option of the holder, for no additional consideration, into one fully paid and non-assessable Class A Share at any time.

(c) Conversion Procedure. Promptly upon the occurrence of an Event of Automatic Conversion such that Class B shares are converted automatically into Class A Shares, or upon the voluntary conversion by the holder, the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation at such office (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in subparagraph 5.6(a) hereof or a voluntary conversion as provided in subparagraph 5.6(b) hereof, (ii) specifying the Event of Automatic Conversion (and, if the occurrence of such event is within the control of the transferor, stating the transferor’s intent to effect an Event of Automatic Conversion) or whether such conversion is voluntary, (iii) identifying the number of Class B Shares being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and including instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Shares shall obligate the Corporation to issue such Class A Shares and the Corporation shall be justified in relying upon the information and the certification contained in such notice and shall not be liable for the result of any inaccuracy with respect thereto. Thereupon, the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee, as specified in such notice. To the extent permitted by law, conversion pursuant to (i) an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred or (ii) a voluntary conversion shall be deemed to have been effected as of the date the Corporation receives the written notice pursuant to this subparagraph (c) (each date being the “Conversion Date”). The person entitled to receive the Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Date, and the right of such person as the holder of Class B Shares shall cease and terminate at and as of the Conversion Date, in each case without regard to any failure by the holder to deliver the certificates or the notice by this subparagraph (c).

(d) Unconverted Shares. In the event of the conversion of fewer than all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Paragraph 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares not converted.

(e) Reissue of Shares. Class B Shares that are converted into Class A Shares as provided herein shall be retired and canceled and shall not be reissued.

(f) Reservation. The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Shares, for the purpose of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or regulation, or any of the requirements of any national securities exchange upon which the Class A Shares may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Class A Shares issued and issuable after such action upon conversion of the Class B Shares would exceed the total number of Class A Shares then authorized by the Amended and Restated Certificate of Incorporation, as amended.

F-21

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE I - CAPITAL STOCK (cont’d)

At June 30, 2021 and 2020, the Company is authorized to issue 14,991,000,000 and 14,991,000,000 shares of Class A Common Stock, respectively. At June 30, 2021 and 2020, the Company has 14,680,293,609 and 12,189,293,609 shares issued and outstanding, respectively. At June 30, 2021 and 2020, the Company is authorized to issue 4,000,000 and 4,000,000 shares of Class B Common Stock, respectively. At June 30, 2021 and 2020, the Company has 0 and 0 shares issued and outstanding, respectively.

Common Stock, Preferred Stock and Warrant Issuances

For the twelve months ended June 30, 2021 and June 30, 2020, the Company issued and/or sold the following unregistered securities:

Common Stock:

Year ended June 30, 2021

On September 22, 2020, the Company issued 596,785,387 shares of restricted common stock with a fair market value of $59,679 to a noteholder in satisfaction of $29,839 in penalties against the note dated January 24, 2018.

On November 25, 2020, the Company issued 637,526,342 shares of restricted common stock with a fair market value of $63,753 to a noteholder in satisfaction of $31,876 in penalties against the note dated January 24, 2018.

On December 13, 2020, the Company issued 669,338,906 shares of restricted common stock with a fair market value of $200,802 to a noteholder in satisfaction of $33,467 in penalties against the note dated January 24, 2018.

On December 22, 2020, the Company issued 702,738,918 shares of restricted common stock with a fair market value of $281,096 to a noteholder in satisfaction of $35,137 in penalties against the note dated January 24, 2018.

On January 14, 2021, the Company issued 500,000,000 shares of restricted common stock with a fair market value of $900,000 to a noteholder in satisfaction of $20,000 principal against the note dated June 3, 2019.

On January 19, 2021, the Company issued 300,000,000 shares of restricted common stock with a fair market value of $1,200,000 to a noteholder in satisfaction of $42,000 principal against the note dated November 30, 2019.

On January 21, 2021, the Company issued 194,610,447 shares of restricted common stock with a fair market value of $1,264,968 to a noteholder in satisfaction of $1,946 principal against the note dated January 24, 2018.

On February 22, 2021, the Company issued 150,000,000 shares of restricted common stock with a fair market value of $1,710,000 to a noteholder in satisfaction of $1,946 in penalties against the note dated January 24, 2018.

A total of 1,260,000,000 shares of common stock were returned to the Company during the year ended June 30, 2021 to be retired.

Year ended June 30, 2020

None

Preferred Stock:

Year ended June 30, 2021

On February 15, 2021, the Company issued 100 shares of the Company’s Series L Preferred Stock to two Consultants in satisfaction of $500,000 cash compensation due for past consulting services. Each Consultant received 50 Shares.

On March 1, 2021, the Company issued 40 shares of the Company’s Series L Preferred Stock, to an affiliate of the Company’s sole officer and director, in satisfaction of $200,000 principal and interest outstanding on a Convertible Promissory Note dated July 27, 2018.

On March 15, 2021, the Company issued 50 shares of the Company’s Series L Preferred Stock in satisfaction of $250,000 principal outstanding on a Convertible Promissory Note dated November 30, 2019.

On March 31, 2021, the Company issued 26 shares of the Company’s Series L Preferred Stock in satisfaction of $130,000 principal and interest outstanding on a Convertible Promissory Note dated June 3, 2018.

On March 31, 2021, the Company issued 8 shares of the Company’s Series L Preferred Stock in satisfaction of $40,000 principal and interest outstanding on a Convertible Promissory Note dated June 29, 2018.

On March 31, 2021, the Company issued 18 shares of the Company’s Series L Preferred Stock to the Company’s sole officer and director as reimbursement for returning 890,000,000 shares of common stock to the Company.

On March 31, 2021, the Company issued 3 shares of the Company’s Series L Preferred Stock to a non-affiliate as reimbursement for returning 150,000,000 shares of common stock to the Company.

Year ended June 30, 2020

On August 2, 2019, the Company issued 3 shares of its Series K Super Voting Preferred Stock to its sole officer and director, Jimmy Wayne Anderson.

On September 2, 2019, the Company issued 10 shares of its Series L Preferred Stock to Sylios Corp, an entity controlled by the Company’s sole officer and director.

Warrants and Options:

On December 17, 2019, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Armada Capital Partners, LLC (“Armada”) wherein the Company issued Armada a Convertible Promissory Note (the “Note”) in the amount of $11,000 ($1,000 OID). The Note has a term of one (1) year (due on December 17, 2020) and bears interest at 8% annually. As part and parcel of the foregoing transaction, Armada was issued a warrant granting the holder the right to purchase up to 560,800 shares of the Company’s common stock at an exercise price of $0.024 for a term of 5-years. The transaction closed on December 17, 2019. Please see NOTE F - NOTES PAYABLE, THIRD PARTIES for further information.

NOTE J - INCOME TAXES

The Company accounts for income taxes using the asset and liability method described in SFAS No. 109, “Accounting For Income Taxes”, the objective of which is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting and the tax basis of the Company’s assets and liabilities at the enacted tax rates expected to be in effect when such amounts are realized or settled. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at June 30, 2021 and 2020.

The provision (benefit) for income taxes includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities.

Significant components of the Company’s deferred tax assets and liabilities are calculated at an estimated effective tax rate of 21%. (35% for tax year 2017)

The provision for (benefit from) income taxes differs from the amount computed by applying the statutory United States federal income tax rate for the periods presented to income (loss) before income taxes. The income tax rate was 21% for the year ended June 30, 2021 and 2020. The sources of the difference are as follows:

F-22

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE J - INCOME TAXES (cont’d)

	Year Ended
	June 30, 2021	June 30, 2020
Expected tax at 21% and 21%, respectively	$(888,019)	$(115,698)
Non-deductible stock-based compensation	35,767	21,000
Non-deductible loss (nontaxable income) from derivative liability	(91,628)	(276,571)
Non-deductible default principle	28,812	-
Non-deductible loss on issuance of convertible nots	579,479	-
Non-deductible amortization of debt discounts	176,636	331,252
Impairment of goodwill	99,398	-
Forgiveness of debt and accrued interest	(70,725)	-
Increase (decrease) in Valuation allowance	130,280	40,017
Provision for (benefit from) income taxes	$-	$-

All tax years remain subject to examination by the Internal Revenue Service.

Significant components of the Company’s deferred income tax are as follows:

	June 30, 2021	June 30, 2020
Unpaid accrued officer and director compensation	$-	$16,759
Net operating loss carry-forwards	30,128,849	29,383,089
Valuation allowance	(30,128,849)	(29,399,848)
Net non-current deferred tax asset	$-	$-

Based on management’s present assessment, the Company has not yet determined it to be more likely than not that a deferred tax asset of $30,128,849 attributable to the net operating loss carryforward as of June 30, 2021 will be realized. Accordingly, the Company has provided a 100% allowance against the deferred tax asset in the financial statements at June 30, 2021. The Company will continue to review this valuation allowance and make adjustments as appropriate. $28,980,000 of the net operating loss carryforward expires in the year 2022.

Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited.

NOTE K - COMMITMENTS AND CONTINGENCIES

Occupancy

Currently, the Company shares office space with Sylios Corp at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 and is not required to reimburse Sylios Corp for monthly rent. The Company anticipates that this relationship will change with the additional employees, and it will be required to enter into a lease for a separate office space.

Employment and Director Agreements

On January 26, 2018, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, commencing the first calendar quarter of 2018 the Company is to pay Mr. Anderson $10,000 per quarter for which Mr. Anderson serves on the Board of Directors. In addition to cash compensation, the Company is to issue Mr. Anderson the equivalent of $10,000 of the Company’s common stock on the last calendar day of each quarter. The calculation for the number of shares to be issued to Mr. Anderson shall be as follows: $10,000/(Closing stock price on the last trading day of each quarter x .80). Please see NOTE E – ACCRUED OFFICER AND DIRECTOR COMPENSATION and NOTE M - SUBSEQUENT EVENTS for further information.

NOTE L - GOING CONCERN UNCERTAINTY

Under ASC 205-40, we have the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet our future financial obligations as they become due within one year after the date that the financial statements are issued. As required by this standard, our evaluation shall initially not take into consideration the potential mitigating effects of our plans that have not been fully implemented as of the date the financial statements are issued.

In performing the first step of this assessment, we concluded that the following conditions raise substantial doubt about our ability to meet our financial obligations as they become due. We have a history of net losses: As of June 30, 2021 and June 30, 2020, we had an accumulated deficit of $165,166,022 and $160,937,361, respectively. For the year ended June 30, 2021 and June 30, 2020, we had cash used in operating activities of $141,564 and $176,789, respectively. We expect to continue to incur negative cash flows until such time as our operating segments generate sufficient cash inflows to finance our operations and debt service requirements.

In performing the second step of this assessment, we are required to evaluate whether our plans to mitigate the conditions above alleviate the substantial doubt about our ability to meet our obligations as they become due within one year after the date that the financial statements are issued. Our future plans include securing additional funding sources that may include establishing corporate partnerships, establishing licensing revenue agreements, issuing additional convertible debentures and issuing public or private equity securities, including selling common stock through an at-the-market facility (ATM).

There is no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available through external sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material effect on the business. Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or they will not have a significant dilutive effect on the Company’s existing shareholders. We have therefore concluded there is substantial doubt about our ability to continue as a going concern.

F-23

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended June 30, 2021 and 2020

NOTE L - GOING CONCERN UNCERTAINTY (cont’d)

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from our failure to continue as a going concern.

NOTE M - SUBSEQUENT EVENTS

On July 1, 2021, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, Mr. Anderson shall receive a one-time bonus payment of Fifty Thousand and no/100 dollars ($50,000.00) upon execution of the Agreement, and Twenty Thousand and no/100 dollars ($20,000.00) paid to Mr. Anderson on the last calendar day of each quarter as long as Mr. Anderson continues to fulfill his duties and provide the services set forth above. The compensation of $20,000 per quarter shall commence with the third calendar quarter of 2021 (first fiscal quarter of 2022).

On July 12, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $48,750. The Convertible Note has a term of one (1) year (Maturity Date of June 12, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on July 15, 2021.

On September 9, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $48,750. The Convertible Note has a term of one (1) year (Maturity Date of September 9, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on September 13, 2021.

On September 22, 2021, Graphene Holdings, LLC (“Graphene”) forgave all unpaid principal and interest on the Convertible Promissory Note issued by the Company on September 3, 2020 in the acquisition of Graphene’s 25% ownership interest in Global Clean Solutions, LLC (“Global Clean”). The Company retained its 25% ownership in Global Clean.

F-24

APPENDIX E

GLOBAL TECHNOLOGIES, LTD

FORM 10-Q

FOR THE NINE MONTHS ENDED MARCH 31, 2022

INDEX

PAGE
PART I - FINANCIAL INFORMATION

Item 1. Consolidated Financial Statements (Unaudited)
Condensed Consolidated Balance Sheets as of March 31, 2022 (Unaudited) and June 30, 2021	1
Condensed Consolidated Statements of Operations for the three and nine months ended March 31, 2022 and 2021 (Unaudited)	2
Condensed Consolidated Statements of Changes in Stockholders’ Equity (Deficiency) for the three and nine months ended March 31, 2022 and 2021 (Unaudited)	3
Condensed Consolidated Statements of Cash Flows for the nine months ended March 31, 2022 and 2021 (Unaudited)	4

i

USE OF MARKET AND INDUSTRY DATA

This Quarterly Report on Form 10-Q includes market and industry data that we have obtained from third-party sources, including industry publications, as well as industry data prepared by our management on the basis of its knowledge of and experience in the industries in which we operate (including our management’s estimates and assumptions relating to such industries based on that knowledge). Management has developed its knowledge of such industries through its experience and participation in these industries. While our management believes the third-party sources referred to in this Quarterly Report on Form 10-Q are reliable, neither we nor our management have independently verified any of the data from such sources referred to in this Quarterly Report on Form 10-Q or ascertained the underlying economic assumptions relied upon by such sources. Furthermore, internally prepared and third-party market prospective information, in particular, are estimates only and there will usually be differences between the prospective and actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. Also, references in this Quarterly Report on Form 10-Q to any publications, reports, surveys or articles prepared by third parties should not be construed as depicting the complete findings of the entire publication, report, survey or article. The information in any such publication, report, survey or article is not incorporated by reference in this Quarterly Report on Form 10-Q.

Solely for convenience, we refer to trademarks in this Quarterly Report on Form 10-Q without the ® or the ™ or symbols, but such references are not intended to indicate that we will not assert, to the fullest extent under applicable law, our rights to our own trademarks. Other service marks, trademarks and trade names referred to in this Quarterly Report on Form 10-Q, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks.

OTHER PERTINENT INFORMATION

Unless the context otherwise indicates, when used in this Quarterly Report on Form 10-Q, the terms “Global Technologies” “we,” “us,” “our,” the “Company” and similar terms refer to Global Technologies, Ltd, a Delaware corporation, and all of our subsidiaries and affiliates.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report on Form 10-Q for the period ended March 31, 2022 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events including, without limitation, the terms, timing and closing of our proposed acquisitions or our future financial performance. We have attempted to identify forward-looking statements by using terminology such as “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Quarterly Report on Form 10-Q is filed, and we do not intend to update any of the forward-looking statements after the date this Quarterly Report on Form 10-Q is filed to confirm these statements to actual results, unless required by law.

You should not place undue reliance on forward looking statements. The cautionary statements set forth in this Quarterly Report on Form 10-Q identify important factors which you should consider in evaluating our forward-looking statements. These factors include, among other things:

●	Our ability to effectively execute our business plan;

●	Our ability to manage our expansion, growth and operating expenses;

●	Our ability to protect our brands and reputation;

●	Our ability to repay our debts;

●	Our ability to rely on third-party suppliers outside of the United States;

●	Our ability to evaluate and measure our business, prospects and performance metrics;

●	Our ability to compete and succeed in a highly competitive and evolving industry;

●	Our ability to respond and adapt to changes in technology and customer behavior;

●	Risks in connection with completed or potential acquisitions, dispositions and other strategic growth opportunities and initiatives;

●	Risks related to the anticipated timing of the closing of any potential acquisitions; and

●	Risks related to the integration with regards to potential or completed acquisitions.

●	Various risks related to health epidemics, pandemics and similar outbreaks, such as the coronavirus disease 2019 (“COVID-19”) pandemic, which may have material adverse effects on our business, financial position, results of operations and/or cash flows.

This Quarterly Report on Form 10-Q also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this Quarterly Report on Form 10-Q and, accordingly, we cannot guarantee their accuracy or completeness, though we do generally believe the data to be reliable. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including, but not limited to, the possibility that we may fail to preserve our expertise in consumer product development; that existing and potential distribution partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable maintain profitability; that we may be unable to attract and retain key personnel; or that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

iii

GLOBAL TECHNOLOGIES, LTD

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2022	June 30, 2021
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$628,850	$56,300
Accounts receivable	30,000	-
Inventory	12,402	-
Prepaid director’s compensation	-	12,000
Prepaid management services	33,333	-
Accrued interest receivable	6,277	-
Receivables, other	18,380	3,782
Total current assets	729,242	72,082
Property and equipment, less accumulated depreciation of $12,121 and $8,226	24,242	28,137
Notes receivable	250,000	-
Goodwill	473,323	473,323
Total other assets	747,565	501,460
TOTAL ASSETS	$1,476,807	$573,542

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$4,000	$4,123
Accrued default interest	-	40,216
Accrued interest	35,042	18,975
Notes payable-third parties	426,250	649,750
Default principal, notes payable-third parties	-	137,200
Loan payable, related party	3,072	11,999
Debt discounts	(93,971)	(251,235)
Derivative liability	792,788	1,007,577
Total current liabilities	1,167,181	1,618,605

TOTAL LIABILITIES	$1,167,181	$1,618,605

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock; 5,000,000 shares authorized, $.01 par value:
Series K; 3 shares authorized, par value $0.01, as of March 31, 2022 and June 30, 2021, there are 3 and 3 shares outstanding, respectively	-	-
Series L; 500,000 shares authorized, par value $0.01, as of March 31, 2022 and June 30, 2021, there are 276 and 255 shares outstanding, respectively	3	3
Common stock; 14,991,000,000 shares authorized, $.0001 par value, as of March 31, 2022 and June 30, 2021, there are 13,449,828,986 and 14,680,293,609 shares outstanding, respectively	1,344,983	1,468,029
Additional paid- in capital Class A common stock	162,676,880	161,225,814
Additional paid- in capital preferred stock	1,385,112	1,282,310
Common stock to be issued	-	144,803
Accumulated deficit	(165,097,352)	(165,166,022)
Total stockholders’ equity (deficiency)	309,626	(1,045,063)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,476,807	$573,542

The accompanying notes are an integral part of these consolidated financial statements.

1

GLOBAL TECHNOLOGIES, LTD

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

For the three and nine months ended March 31, 2022 and 2021

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,
	2022	2021	2022	2021
Revenue earned
Revenue	$11,927	$15,000	$106,927	$15,000
Cost of goods sold	598	-	598	-
Gross profit	11,329	15,000	106,329	15,000

Operating Expenses:
Officer and director compensation, including stock-based compensation of $0, $10,000, $0 and $40,000, respectively	20,000	20,000	110,087	60,000
Depreciation expense	1,297	758	3,895	2,274
Consulting services	37,800	1,700	37,800	1,700
Professional services	28,189	81,662	74,169	101,412
Selling, general and administrative	36,584	17,056	95,836	161,766

Total operating expenses	123,870	121,176	321,787	327,152

Loss from operations	(112,541)	(106,176)	(215,458)	(312,152)

Other income (expenses):
Investment income from Global Clean Solutions, LLC	-	-	-	12,197
Interest income	6,000	-	6,277	-
Forgiveness of debt and accrued interest	-	336,786	449,294	336,786
Gain (loss) on derivative liability	(84,948)	18,937,780	478,047	433,147
Gain (loss) on issuance on notes payable	(63,038)	(2,600,575)	(217,393)	(2,715,865)
Interest expense	(9,428)	(59,561)	(51,084)	(150,965)
Amortization of debt discounts	(119,331)	(141,704)	(381,013)	(763,883)

Total other (expenses) income	(270,745)	16,472,726	284,128	(2,848,583)

(Loss) gain before provision for income taxes	(383,286)	16,366,550	68,670	(3,160,735)

Provision for income taxes		-	-	-

Net (loss) income	$(383,286)	$16,366,550	$68,670	$(3,160,735)

Basic and diluted (loss) income per common share	$(0.00)	$0.00	$0.00	$(0.00)

Weighted average common shares outstanding – basic and diluted	12,499,649,817	14,860,057,773	14,821,421,307	13,480,071,359

The accompanying notes are an integral part of these consolidated financial statements.

2

GLOBAL TECHNOLOGIES, LTD

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS EQUITY (DEFICIENCY)

(UNAUDITED)

	For the three months ended March 31, 2022 and 2021:
	Series K		Series L				Common Stock	Additional
	Preferred stock		Preferred stock		Common Stock		to be	Paid in	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Issued	Capital	Deficit	Total

Balances at December 31, 2021 (Unaudited)	3	-	255	3	12,014,471,903	1,201,446	212,803	163,653,239	(164,714,066)	353,425
Issuance of common stock for shares purchased through Regulation A offering	-	-	-	-	116,700,000	11,670	-	163,380	-	175,050
Replaced shares returned	-	-	-	-	1,100,000,000	110,000	(110,000)	-	-	-
Issuance of common stock to noteholders in satisfaction of principal and interest	-	-	-	-	218,657,083	21,867	-	142,570	-	164,437
Issuance of Series L Preferred shares			21	-	-	-	(102,803)	102,803	-	-
Net loss for the three months ended March 31, 2022	-	-	-	-	-	-	-	-	(383,286)	(383,286)
Balances at March 31, 2022 (Unaudited)	3	$-	276	$3	13,449,828,986	$1,344,983	$-	$164,061,992	$(165,097,352)	$309,626

Balances at December 31, 2020 (Unaudited)	3	$-	10	$-	14,795,683,162	$1,479,568	$120,000	$157,999,103	$(180,464,646)	$(20,865,975)
Issuance of Series L Preferred stock in satisfaction of note payable	-	-	84	1	-	-	-	424,538	-	424,539
Issuance of Series L Preferred stock in satisfaction of note payable, related party	-	-	40	1	-	-	-	203,532	-	203,533
Issuance of Series L Preferred stock as reimbursement for shares returned to the Company	-	-	21	-	-	-	-	95,999	-	95,999
Issuance of Series L Preferred stock in satisfaction of consulting fees	-	-	100	1	-	-	-	499,999	-	500,000
Issuance of common stock to a noteholder in lieu of cash payment for principal and fees in the amount of $65,446	-	-	-	-	1,144,610,447	114,461	-	3,315,953	-	3,430,414
Return of common shares	-	-	-	-	(960,000,000)	(96,000)	-	-	-	(96,000)
Common stock to be issued paid as cash	-	-	-	-	-	-	(55,197)	-	-	(55,197)
Common stock for services	-	-	-	-	-	-	10,000	-	-	10,000
Net income for the three months ended March 31, 2021	-	-	-	-	-	-	-	-	16,366,550	16,366,550
Balances at March 31, 2021 (Unaudited)	3	$-	255	$3	14,980,293,609	$1,498,029	$74,803	$162,538,126	$(164,098,096)	$12,865

	For the nine months ended March 31, 2022 and 2021:
	Series K		Series L				Common Stock	Additional
	Preferred stock		Preferred stock		Common Stock		to be	Paid in	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Issued	Capital	Deficit	Total

Balances at July 1, 2021	3	-	255	3	14,680,293,609	1,468,029	144,803	162,508,124	(165,166,022)	(1,045,063)
Return of common shares as per court order	-	-	-	-	(2,991,000,000)	(299,100)	-	299,100	-	-
Return of common shares	-	-	-	-	(390,000,000)	(39,000)	68,000	(29,000)	-	-
Issuance of replacement common shares	-	-	-	-	1,100,000,000	110,000	(110,000)	-	-	-
Issuance of common stock for shares purchased through Regulation A offering	-	-	-	-	610,133,333	61,013	-	854,187	-	915,200
Issuance of common stock to noteholders in satisfaction of principal and interest	-	-	-	-	313,727,220	31,374	-	339,625	-	370,819
Cashless exercise of warrant	-	-	-	-	126,674,824	12,667	-	(12,667)	-	-
Issuance of Series L Preferred shares	-	-	21	-	-	-	(102,803)	102,803	-	-
Net income for the nine months ended March 31, 2022	-	-	-	-	-	-	-	-	68,670	68,670
Balances at March 31, 2022 (Unaudited)	3	$-	276	$3	13,449,828,986	$1,344,983	$-	$164,061,992	$(165,097,352)	$309,626

Balances at July 1, 2020	3	$-	10	$-	12,189,293,609	$1,218,929	100,000	$158,129,422	$(160,937,361)	$(1,489,010)
Issuance of common stock to a noteholder in lieu of cash payment for principal and fees in the amount of $196,765	-	-	-	-	3,751,000,000	375,100	-	3,184,634	-	3,559,734
Issuance of Series L Preferred stock in satisfaction of note payable	-	-	84	1				424,538		424,539
Issuance of Series L Preferred stock in satisfaction of note payable, related party			40	-				203,532		203,532
Issuance of Series L Preferred stock as reimbursement for shares returned to the Company			21	1				95,999		96,000
Issuance of Series L Preferred stock in satisfaction of consulting fees			100	1				499,999		500,000
Common stock to be issued paid as cash	-	-	-	-	-	-	(55,197)	-	-	(55,197)
Common stock for services							30,000			30,000
Return of common shares	-	-	-	-	(960,000,000)	(96,000)	-	-	-	(96,000)
Net loss for the nine months March 31, 2021	-	-	-	-	-	-	-	-	(3,160,735)	(3,160,735)
Balances at March 31, 2021 (Unaudited)	3	$-	255	$3	14,980,293,609	$1,498,029	$74,803	$162,538,126	$(164,098,096)	$12,865

The accompanying notes are an integral part of these consolidated financial statements.

3

GLOBAL TECHNOLOGIES, LTD

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

For the nine months ended March 31, 2022 and 2021

	March 31, 2022	March 31, 2021

OPERATING ACTIVITIES:
Net income (loss)	$68,670	$(3,160,735)
Adjustment to reconcile net loss to net cash provided by operating activities:
Issuance of common stock for conversion fees	-	130,319
Common stock to be issued for director fees	-	30,000
Derivative liability loss (gain)	(478,047)	(433,147)
Forgiveness of debt and accrued interest	(449,294)	(336,786)
Loss on issuance of notes payable	217,393	2,715,865
Depreciation	3,895	2,274
Amortization of debt discounts	381,013	763,883
Changes in operating assets and liabilities:
Accounts receivable	(30,000)	70,580
Loans receivable	-	104,812
Loan receivable, officer	-	(15,007)
Inventory	(12,402)	-
Prepaid director’s compensation	12,000	-
Prepaid management services	(33,333)	-
Accrued interest receivable	(6,277)	-
Receivable, other	(14,598)	4,909
Accounts payable	(123)	369
Accrued interest, net	60,227	7,203
Accrued director’s compensation, net	-	(539)
Net cash (used in) provided by operating activities	(280,876)	(116,000)

INVESTING ACTIVITIES:
Note receivable long-term	(250,000)	-
Net cash (used in) by investing activities	(250,000)	-

FINANCING ACTIVITIES:
Borrowings from loans payable	-	4,481
Issuance of stock for Regulation A financing	915,200	-
Repayments under loans payable-related parties	(8,927)	-
Repayments under notes payable	(26,597)	-
Payments on convertible notes	-	(215,392)
Borrowings from notes payable	223,750	340,000
Net cash provided by financing activities	1,103,426	129,089

NET INCREASE IN CASH AND CASH EQUIVALENTS	572,550	13,089

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	56,300	25

CASH AND CASH EQUIVALENTS, END OF PERIOD	$628,850	$13,114

Supplemental Disclosures of Cash Flow Information:
Taxes paid	$-	$-
Interest paid	$-	$-

Non-cash investing and financing activities:
Issuance of convertible note for acquisition of Global Clean Solutions, LLC membership units	$-	$250,000
Reduction of Jetco note in the amount per agreement applied to acquisition of subsidiaries	$-	$400,000
Issuance of common stock for debt	$370,819	$63,946
Issuance of Series L Preferred stock for payment of notes payable and accrued interest	$-	$628,071
Cancellation of common stock as per court order	$299,100	$-
Cancellation of common stock to be issued	$212,803	$-

The accompanying notes are an integral part of these consolidated financial statements

4

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE A – ORGANIZATION

Overview

Global Technologies, Ltd. (hereinafter the “Company”, “Our”, “We”, or “Us”) is a publicly quoted company that was incorporated under the laws of the State of Delaware on January 20, 1999 under the name of NEW IFT Corporation. On August 13, 1999, the Company filed an Amended and Restated Certificate of Incorporation with the State of Delaware to change the name of the corporation to Global Technologies, Ltd. Our principal executive office is located at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 and our telephone number is (727) 482-1505. Our website address is www.globaltechnologiesltd.info. We have included our website address in this quarterly report solely as an inactive textual reference.

Current Operations

Global Technologies, Ltd (“Global”) is a holding corporation, which through its subsidiaries, has operations engaged in the online sales of CBD and hemp related products, the acquisition of intellectual property in the safety and security space and as a portal for entrepreneurs to provide immediate access to live shopping, e-commerce, product placement in brick and mortar retail outlets and logistics.

On November 30, 2019, the Company entered into a Purchase and Sale Agreement (the “Agreement”) for the purchase of TCBM Holdings, LLC (“TCBM”). Under the terms of the Agreement, the Company issued a Convertible Promissory Note (the “Note”) in the amount of $2,000,000 to Jetco Holdings, LLC for the purchase of all issued and outstanding membership units of TCBM and its subsidiaries, HMNRTH, LLC and 911 Help Now, LLC. Please see NOTE H – NOTES PAYABLE, THIRD PARTIES for further information.

On March 11, 2020, the Company, through its two wholly owned subsidiaries, HMNRTH, LLC (the “Seller”) and TCBM Holdings, LLC (the “Owner”) (together Seller and Owner the “Selling Parties”) entered into an Asset Purchase Agreement (the “Agreement”) with Edison Nation, Inc. and its wholly owned subsidiary, Scalematix, LLC (together the “Buyer”), for the sale of certain assets in the health and wellness industry and related consumer products industry. Under the terms of the Agreement, Buyer was to remit $70,850 via wire transfer at Closing and issue to a representative of the Selling Parties Two Hundred Thirty-Eight Thousand Seven Hundred and Fifty (238,750) shares of restricted common stock. In addition, the Selling Parties shall have the right to additional earn out compensation based upon the following metrics: (i) at such time as the purchased assets achieve cumulative revenue of $2,500,000, the Selling Parties shall earn One Hundred Twenty-Five Thousand (125,000) shares of common stock; and (ii) at such time as the purchased assets achieve cumulative revenue of $5,000,000, the Selling Parties shall earn One Hundred Twenty-Five Thousand (125,000) shares of common stock. The Closing of the transaction occurred on March 11, 2020. As of the date of this filing, the Company has received the 238,750 shares of restricted common stock valued at $477,500 and cash compensation of $70,850 due under the terms of the Agreement. The shares were subsequently transferred to the principal of Jetco Holdings, LLC as payment against the November 30, 2019 Convertible Promissory Note issued by the Company. Please see NOTE H - NOTES PAYABLE, THIRD PARTIES for further information.

On September 3, 2020, the Company entered into a Commitment to be Bound by the Amended Operating Agreement to Effect Transfer of Membership Interest in order to facilitate the transfer of 25 Membership Units (the “Units”) issued by Global Clean Solutions, LLC (“Global”) and held in the name of Graphene Holdings, LLC (“Graphene”) to the Company. In exchange for the transfer of the Units to the Company, the Company issued to Graphene a Convertible Promissory Note (the “Note”) in the amount of $250,000. Please see NOTE H - NOTES PAYABLE, THIRD PARTIES for further information.

Our wholly owned subsidiaries:

About TCBM Holdings, LLC

TCBM Holdings, LLC (“TCBM”) was formed as a Delaware limited liability company on August 10, 2017. TCBM is a holding corporation, which operated through its two wholly owned subsidiaries, HMNRTH, LLC and 911 Help Now, LLC.

On December 28, 2020, the Company, through its wholly owned subsidiary TCBM Holdings, LLC, entered into an Amendment to Management Agreement (the “Amendment”) by and between Vinco Ventures, Inc. (f/k/a Edison Nation, Inc.) and Scalematix, LLC (together, the “Company”), TCBM Holdings, LLC and Graphene Holdings, LLC. Under the terms of the Amendment, TCBM Holdings, LLC agreed to transfer all benefits and obligations under the Management Agreement dated August 12, 2019 to Graphene Holdings, LLC and its owner Timothy Cabrera in consideration for the reduction of outstanding principal in the amount of $400,000 against the Convertible Promissory Note issued to Jetco Holdings, LLC on November 3, 2019 by Global Technologies, Ltd, the parent of TCBM Holdings, LLC.

5

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE A – ORGANIZATION (cont’d)

About HMNRTH, LLC

HMNRTH, LLC (“HMN”) was formed as a Delaware limited liability company on July 30, 2019. HMNRTH operates as an online store selling a variety of hemp and CBD related products. The Company’s business model is to bridge the gap between the lifestyle and knowledge components within the cannabis industry. The Company’s goal is to educate every consumer while cultivating an experience by providing quality products, branded cutting-edge content, and diversified product lines for any purpose. Most importantly, we want our clients to discover their inner HMN, redefine their inner HMN and Empower their inner HMN.

In September 2019, the Company entered into a Quality Agreement with Nutralife Biosciences for the development and production of its CBD line of products. The Company’s product line includes hemp derived, full spectrum cannabidiol tinctures and creams in varying sizes.

In order for the Company to generate revenue through HMNRTH, we will need to: (i) produce additional inventory for retail sales through the Company’s ecommerce site or sales, or (ii) sales to third party distributors, or (iii) direct sales to brick and mortar CBD retail outlets, or (iv) generate additional CBD formulas to be utilized in new products At present, the Company does not have the required capital to initiate any of the options and there is no guarantee that we will be able to raise the required funds.

Regulation of HMNRTH products:

The manufacture, labeling and distribution of our products is regulated by various federal, state and local agencies. These governmental authorities may commence regulatory or legal proceedings, which could restrict the permissible scope of our product claims or the ability to sell our products in the future. The FDA regulates our nutraceutical and wellness products to ensure that the products are not adulterated or misbranded.

We are subject to additional regulation as a result of our CBD products. The shifting compliance environment and the need to build and maintain robust systems to comply with different compliance in multiple jurisdictions increase the possibility that we may violate one or more of the requirements. If our operations are found to be in violation of any of such laws or any other governmental regulations that apply to us, we may be subject to penalties, including, without limitation, civil and criminal penalties, damages, fines, the curtailment or restructuring of our operations, any of which could adversely affect our ability to operate our business and our financial results.

Failure to comply with FDA requirements may result in, among other things, injunctions, product withdrawals, recalls, product seizures, fines and criminal prosecutions. Our advertising is subject to regulation by the FTC under the FTCA. Additionally, some states also permit advertising and labeling laws to be enforced by private attorney generals, who may seek relief for consumers, seek class action certifications, seek class wide damages and product recalls of products sold by us. Any actions against us by governmental authorities or private litigants could have a material adverse effect on our business, financial condition and results of operations.

About 911 Help Now, LLC

911 Help Now, LLC (“911”) was formed as a Delaware limited liability company on February 2, 2018. 911 was a holding company of intellectual property in the safety and security space. At present, we own no intellectual property within our 911 subsidiary. In order to generate future revenue within 911, we will need to identify and either acquire or license intellectual property. In the event of an acquisition, we will then need to either develop products utilizing our intellectual property or license out our intellectual property to a third party. There is no guarantee that we will be successful with an acquisition or licensing of any intellectual property.

6

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE A – ORGANIZATION (cont’d)

About Markets on Main, Inc.

Markets on Main, LLC (“MOM”) was formed as a Florida limited liability company on April 2, 2020. MOM is A full service, sales and distribution, third-party logistics provider and portal to multi-channel sales opportunities. MOM’s focus is on bringing small businesses and entrepreneurs to large opportunities and distribution. MOM will provide the following services to its clients: inventory management, brand management, fulfillment and drop-ship capabilities, retail distribution and customer service. MOM’s website can be found at www.marketsonmain.com.

On January 3, 2022, the Company filed Articles of Conversion with the State of Florida to convert MOM from a limited liability company to a Florida profit corporation. Simultaneous with the filing of the Articles of Conversion, the Company filed Articles of Incorporation for MOM.

On January 19, 2022, MOM entered into an Exclusive Distribution Agreement (the “Distribution Agreement”) with Amfluent, LLC (“Amfluent”). Under the terms of the Distribution Agreement, MOM will become an exclusive distributor for the promotion and sale of products carried by Amfluent. As the exclusive distributor, MOM shall be awarded the exclusive territory of e-commerce, live shopping and digital sales. The Distribution Agreement has a term of one year from the Effective Date unless both parties agree to renew the Distribution Agreement for an additional term.

About Tersus Power, Inc. (Delaware)

Tersus Power, Inc. (“Tersus”) (Delaware) was formed as a wholly owned subsidiary as per the terms of the Share Exchange Agreement entered into with Tersus Power, Inc., a Nevada corporation, and the Tersus Shareholders with the sole purpose of entering into an Agreement and Plan of Merger to effect a name change. The Articles of Incorporation were filed with the Secretary of State of the State of Delaware on March 15, 2022.

Investment:

About Global Clean Solutions, LLC

Global Clean Solutions was founded as a special purpose entity in the Personal Protective Equipment Industry during the initial stages of the pandemic in 2020. Its management set out with a simple mission; deliver customers PPE while removing the panic from the pandemic. Global Clean Solutions has created a solid and repeatable foundation and is able to satisfy the needs of both government municipalities and corporations that many companies have tried, and few have succeeded.

●	Direct to factory relationships
●	Proprietary hand sanitizer ready to ship
●	Funding programs available
●	Government contract expertise
●	Overseas production capabilities
●	Distribution centers in CA and FL

The Company elected to impair its investment in Global Clean during the year ended June 30, 2021 as it does not anticipate generating any further revenue from this investment.

Consulting Services:

On May 10, 2021, the Company entered into a Consulting Agreement (the “Agreement”) with CoroWare, Inc. (“CoroWare”). Under the terms of the Agreement, the Company is to prepare the following financial reports for CoroWare: (i) Registration Statement and all subsequent amendments, (ii) Quarterly Reports for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and (iii) Annual Report for the period ended December 31, 2021. The Agreement shall have a term of one (1) year or until CoroWare’s Annual Report is filed with OTC Markets or the SEC. The Company shall be compensated a total of $45,000 in three equal payments of $15,000. As of March 31, 2022, the Company has received $45,000 compensation.

On December 16, 2021, the Company entered into a Consulting Agreement (the “Agreement”) with Palisades Holding Corp, Inc. (“Palisades”). Under the terms of the Agreement, the Company is to prepare a Registration Statement on Form S-1 (the “Registration Statement”) and all subsequent amendments to the Registration Statement. The Agreement shall remain in effect for the earlier of six (6) months or until Palisade’s Registration Statement is filed with the SEC. The Company shall be compensated a total of $25,000 upon the first funding transaction in an amount of $49,000 or more by Palisade. As of March 31, 2022, the Company has received $- compensation.

On January 12, 2022, the Company entered into a Fee Agreement (the “Agreement”) for the preparation of a registration statement on Form 1-A and all follow up correspondence with the appropriate regulatory agencies. As of March 31, 2022, the Company has received $10,000 compensation. As of the date of this filing, the Company has completed all required work under the Agreement.

On February 1, 2022, the Company entered into a Letter Agreement (the “Agreement”) with Donohoe Advisory Services, Inc. (“Donohoe”) to provide assistance to the Company in support of the Company’s efforts to obtain a listing on a national securities exchange. Under the terms of the Agreement, the Company shall pay Donohoe an initial retainer in the amount of $17,500 and if successful a “success fee” in the amount of $10,000 in cash or registered shares of common stock.

Share Exchange Agreement with Tersus Power, Inc. (Nevada)

On November 17, 2021, the Company entered into a Letter of Intent to acquire Tersus Power, Inc. (“Tersus Power”). On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

The Exchange Agreement provides for mutual indemnification for breaches of representations and covenants.

Unless the Exchange Agreement shall have been terminated and the transactions therein contemplated shall have been abandoned, the closing of the Exchange (the “Closing”) will take place at 5:00 p.m. Pacific Time on the second business day following the satisfaction or waiver of the conditions (the “Closing Date”). Either party may terminate the Exchange Agreement if a Closing has not occurred on or before June 30, 2022.

About Tersus Power, Inc.

Tersus Power Inc. was founded in 2020 as a contract manufacturer that will build and deliver Modular Hydrogen Fueling stations across the U.S and Canada. Tersus Power is located in Nevada and is in the process of commissioning a facility to manufacture the initial prototypes, and then ramp up to manufacture 10 modular fueling stations per month. The Company’s manufacturing facility will be located in the Pittsburgh, PA metroplex.

Tersus Power bases its Gen3 Modular Hydrogen Fueling Station on the PowerTap PT50, which was originally developed and manufactured by Nuvera in cooperation with the Department of Energy. Tersus Power’s next generation modular Hydrogen fueling station will utilize the patented solutions developed by Nuvera and the Department of Energy and will generate up to 1250 Kg of pure Hydrogen daily.

Tersus Power’s sole objective is to design a safe, adaptable and affordable hydrogen fueling station that allows for rapid development and deployment of hydrogen fueling infrastructure while minimizing the risk to investors. The Company’s modular prefabricated fueling stations could be produced on a very large scale and available immediately for delivery to participating sites in order to meet the growing demand for hydrogen fuel. The success of these stations will build increased confidence in the hydrogen vehicle market for both consumers and investors.

7

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE A – ORGANIZATION (cont’d)

The station production equipment will be housed in a modular steel-hardened exoskeleton platform similar to a 40-foot shipping container, depending on the production requirements for a given site. The platform would contain a fully operational hydrogen production system. Each fueling station will be preassembled and rigorously tested in Tersus Power’s manufacturing facility to ensure minimum configuration at time of delivery. The design enhanced side panels that cover the structure will give it a permanent look and feel while providing further stability to the structure as a whole. The panels will be removable to provide access to production equipment for the purposes of maintenance and repair.

The modular fueling station will be placed on site at existing fueling stations on a prepared concrete pad that could support a more permanent installation. This approach allows for a narrowly focused permitting process which is necessary to connect the modular fueling stations to on-site utilities supporting the production of hydrogen. This approach eliminates the costly need to transport hydrogen from large-scale “refineries” to fueling stations.

Tersus Power generated over $2 million in revenue during 2021 by providing engineering services contracts in the hydrogen industry. There are no guarantees that the proposed transaction will close.

Tersus Power’s assets and liabilities at March 31, 2022 are as follows:

Assets
Current Assets
Cash and cash equivalents	$34,845
Accounts receivable	-
Prepaid expenses	100,000
Total current assets	134,845

Property and Equipment, Net	132,690
Total assets	$267,535

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable and accrued expenses	$141,305
Deferred revenue	95,451
Notes payable – current	250,000
Total liabilities	486,756

Stockholders’ Deficiency
Common stock $ 0.001 par value, 200,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Accumulated deficit	(229,221)
Total stockholders’ deficiency	(219,221)
Total liabilities and stockholders’ deficiency	$267,535

NOTE B – BASIS OF PRESENTATION

The condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements and with Form 10-Q and Article 10 of Regulation S-X of the United States Securities and Exchange Commission (the “SEC”). Accordingly, they do not contain all information and footnotes required by GAAP for annual financial statements. The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. In the opinion of the Company’s management, the accompanying unaudited condensed consolidated financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to present the financial position of the Company as of March 31, 2022 and the results of operations, changes in stockholders’ equity, and cash flows for the periods presented. The results of operations for the three and nine months ended March 31, 2022 are not necessarily indicative of the operating results for the full fiscal year or any future period.

These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes thereto included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 as filed with the Securities and Exchange Commission on October 13, 2021. The Company’s accounting policies are described in the Notes to Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended June 30, 2021, and updated, as necessary, in this Quarterly Report on Form 10-Q.

8

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE B – BASIS OF PRESENTATION (cont’d)

As used herein, the terms the “Company,” “Global Technologies” “we,” “us,” “our” and similar refer to Global Technologies, Ltd, a corporation that was incorporated under the laws of the State of Delaware on January 20, 1999 under the name of NEW IFT Corporation. On August 13, 1999, the Company filed an Amended and Restated Certificate of Incorporation with the State of Delaware to change the name of the corporation to Global Technologies, Ltd.

As of March 31, 2022, Global Technologies had five wholly-owned subsidiaries: TCBM Holdings, LLC (“TCBM”), HMNRTH, LLC (“HMNRTH”), 911 Help Now, LLC (“911”), Markets on Main, LLC (“MOM”) and Tersus Power, Inc. (“Tersus”). As of March 31, 2022, the Company had a minority investment in one entity, Global Clean Solutions, LLC.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements. The condensed consolidated financial statements should be read in conjunction with the annual consolidated financial statements for the year ended June 30, 2021 filed with the Securities and Exchange Commission on October 13, 2021.

Principles of Consolidation

The consolidated financial statements include the accounts of Global Technologies and its wholly-owned subsidiaries. All inter-company balances and transactions have been eliminated in consolidation.

Cash Equivalents

Investments having an original maturity of 90 days or less that are readily convertible into cash are considered to be cash equivalents. For the periods presented, the Company had no cash equivalents. The Company has cash on deposit at one financial institution which, at times, may be in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Company has not experienced losses in such accounts and periodically evaluates the creditworthiness of its financial institutions. In the future, the Company may reduce its credit risk by placing its cash and cash equivalents with major financial institutions. The Company had approximately $628,850 of cash and cash equivalents at March 31, 2022 of which none was held in foreign bank accounts and $378,850 was not covered by FDIC insurance limits as of March 31, 2022.

9

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Accounts Receivable and Allowance for Doubtful Accounts:

Accounts receivable are recorded at invoiced amount and generally do not bear interest. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Global Technologies’ customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At March 31, 2022 and 2021, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

Accounts receivable – related party and allowance for doubtful accounts

Accounts receivable – related party are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection.

Management believes that the accounts receivable is fully collectable. Therefore, no allowance for doubtful accounts is deemed to be required on its accounts receivable – related party at March 31, 2022.

Concentrations of Risks

Concentration of Accounts Receivable –At March 31, 2022 and June 30, 2021, the Company had accounts receivable in the amount of $30,000 and $-, respectively. The accounts receivable at March 31, 2022 consisted of two consulting clients.

Concentration of Revenues – For the nine months ended March 31, 2022 and 2021, the Company generated revenue of $106,927 and $15,000, respectively. The revenue for the nine months ended March 31, 2022, consisted of $105,000 from consulting services and $1,927 from the sale of the “Sculpt Baby” product sold under its Exclusive Distribution Agreement with Amfluent, LLC.

Concentration of Suppliers – The Company relies on a limited number of suppliers and contract manufacturers. In particular, a single supplier is currently the sole manufacturer of the Company’s CBD products and a sole supplier is currently the sole manufacturer of the “Sculpt Baby” product sold under its Exclusive Distribution Agreement with Amfluent, LLC.

Concentration of Loans Receivable, Other –At March 31, 2022 and June 30, 2021, the Company had $18,380 and $3,782 in loans receivable, other. At March 31, 2022 and June 30, 2021, one borrower accounted for 100% of the Company’s total loans receivable, other. The one borrower is controlled by the Company’s sole officer and director.

Inventory

Inventory is recorded at the lower of cost or net realizable value on a first-in, first-out basis. The Company reduces the carrying value of inventories for those items that are potentially excess, obsolete, or slow moving based on changes in customer demand, technology developments, or other economic factors. At March 31, 2022, the Company had $12,420 in inventory of which 100% consisted of the “Sculpt Baby” product sold under the Exclusive Distribution Agreement with Amfluent, LLC.

Income Taxes

In accordance with Accounting Standards Codification (ASC) 740 - Income Taxes, the provision for income taxes is computed using the asset and liability method. The asset and liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements. The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur. A valuation allowance is provided when it is not more likely than not that a deferred tax asset will be realized.

We expect to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of March 31, 2022, we had no uncertain tax positions. We recognize interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. We currently have no federal or state tax examinations nor have we had any federal or state examinations since our inception. To date, we have not incurred any interest or tax penalties.

10

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Financial Instruments and Fair Value of Financial Instruments

We adopted ASC Topic 820, Fair Value Measurements and Disclosures, for assets and liabilities measured at fair value on a recurring basis. ASC Topic 820 establishes a common definition for fair value to be applied to existing US GAAP that requires the use of fair value measurements that establishes a framework for measuring fair value and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC Topic 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs. Except for the derivative liability, we had no financial assets or liabilities carried and measured at fair value on a recurring or nonrecurring basis during the periods presented.

Derivative Liabilities

We evaluate convertible notes payable, stock options, stock warrants and other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, Derivative Instruments and Hedging: Contracts in Entity’s Own Equity.

The result of this accounting treatment could be that the fair value of a financial instrument is classified as a derivative instrument and is marked-to-market at each balance sheet date and recorded as a liability. In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date. Please see NOTE I - DERIVATIVE LIABILITY for further information.

Long-lived Assets

Long-lived assets such as property and equipment and intangible assets are periodically reviewed for impairment. We test for impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. Impairment evaluations involve management’s estimates on asset useful lives and future cash flows. Actual useful lives and cash flows could be different from those estimated by management which could have a material effect on our reporting results and financial positions. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Accounting for Investments - The Company accounts for investments based upon the type and nature of the investment and the availability of current information to determine its value. Investments in marketable securities in which there is a trading market will be valued at market value on the nearest trading date relative to the Company’s financial reporting requirements. Investments in which there is no trading market from which to obtain recent pricing and trading data for valuation purposes will be valued based upon management’s review of available financial information, disclosures related to the investment and recent valuations related to the investment’s fundraising efforts.

On September 03, 2020, the Company entered into a Commitment to be Bound by the Amended Operating Agreement to Effect Transfer of Membership Interest in order to facilitate the transfer of 25 Membership Units (the “Units”), representing a twenty five percent ownership, issued by Global Clean Solutions, LLC (“Global Clean”) and held in the name of Graphene Holdings, LLC (“Graphene”) to the Company. The Company reviews its investments for impairment on a quarterly basis. During the year ended June 30, 2021, the Company elected to impair its investment in Global Clean as it does not anticipate generating any further revenue from its investment. For the nine months ended March 31, 2022, there were no similar transactions with third-parties.

	March 31, 2022	September 03, 2020

Global Clean Solutions, LLC	$-	$250,000
Total investments	$-	$250,000

The above investment does not have a readily determinable fair value, as identified in ASC 321-10-35-2, and each investment is measured at cost less impairment. The Company monitors the investment for any changes in observable prices from orderly transactions.

On September 22, 2021, Graphene forgave all unpaid principal and interest on the Convertible Promissory Note issued by the Company on September 3, 2020 in the acquisition of Graphene’s 25% ownership interest in Global Clean. The Company retained its 25% ownership in Global Clean but does not expect to generate any future revenue through its investment.

11

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Deferred Financing Costs

Deferred financing costs represent costs incurred in the connection with obtaining debt financing. These costs are amortized ratably and charged to financing expenses over the term of the related debt.

Revenue recognition

Generally, the Company considers all revenues as arising from contracts with customers. Revenue is recognized based on the five-step process outlined in the Accounting Standards Codification (“ASC”) 606:

Step 1 – Identify the Contract with the Customer – A contract exists when (a) the parties to the contract have approved the contract and are committed to perform their respective obligations, (b) the entity can identify each party’s rights regarding the goods or services to be transferred, (c) the entity can identify the payment terms for the goods or services to be transferred, (d) the contract has commercial substance and it is probably that the entity will collect substantially all of the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

Step 2 – Identify Performance Obligations in the Contract – Upon execution of a contract, the Company identifies as performance obligations each promise to transfer to the customer either (a) goods or services that are distinct, or (b) a series of distinct goods or services that are substantially the same and have the same pattern of transfer to the customer. To the extent a contract includes multiple promised goods or services, the Company must apply judgement to determine whether the goods or services are capable of being distinct within the context of the contract. If these criteria are not met, the goods or services are accounted for as a combined performance obligation.

Step 3 – Determine the Transaction Price – When (or as) a performance obligation is satisfied, the Company shall recognize as revenue the amount of the transaction price that is allocated to the performance obligation. The contract terms are used to determine the transaction price. Generally, all contracts include fixed consideration. If a contract did include variable consideration, the Company would determine the amount of variable consideration that should be included in the transaction price based on expected value method. Variable consideration would be included in the transaction price, if in the Company’s judgement, it is probable that a significant future reversal of cumulative revenue under the contract would not occur.

Step 4 – Allocate the Transaction Price – After the transaction price has been determined, the next step is to allocate the transaction price to each performance obligation in the contract. If the contract only has one performance obligation, the entire transaction price will be applied to that obligation. If the contract has multiple performance obligations, the transaction price is allocated to the performance obligations based on the relative standalone selling price (SSP) at contract inception.

Step 5 – Satisfaction of the Performance Obligations (and Recognize Revenue) – Revenue is recognized when (or as) goods or services are transferred to a customer. The Company satisfies each of its performance obligations by transferring control of the promised good or service underlying that performance obligation to the customer. Control is the ability to direct the use of and obtain substantially all of the remaining benefits from an asset. It includes the ability to prevent other entities from directing the use of and obtaining the benefits from an asset. Indicators that control has passed to the customer include: a present obligation to pay; physical possession of the asset; legal title; risks and rewards of ownership; and acceptance of the asset(s). Performance obligations can be satisfied at a point in time or over time.

Substantially all of the Company’s revenues continue to be recognized when control of the goods is transferred to the customer, which is upon shipment of the finished goods to the customer. All sales have fixed pricing and there are currently no material variable components included in the Company’s revenue. Additionally, the Company will issue credits for defective merchandise, historically these credits for defective merchandise have not been material. Based on the Company’s analysis of the new revenue standards, revenue recognition from the sale of finished goods to customers, which represents substantially all of the Company’s revenues, was not impacted by the adoption of the new revenue standards.

Service revenue is recognized when the professional consulting, maintenance or other ancillary services are provided to the customer.

12

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Stock-Based Compensation

We account for share-based awards to employees in accordance with ASC 718 “Stock Compensation”. Under this guidance, stock compensation expense is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the estimated service period (generally the vesting period) on the straight-line attribute method. The Company accounts for non-employee stock-based awards in accordance with the Accounting Standards Update (ASU) 2018-07, Compensation—Stock Compensation (Topic 718): Under the new standard, the Company will value all equity classified awards at their grant-date under ASC718 and no options were required to be revalued at adoption.

Related Parties

A party is considered to be related to us if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with us. Related parties also include our principal owners, our management, members of the immediate families of our principal owners and our management and other parties with which we may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties, or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests, is also a related party.

Advertising Costs

Advertising costs are expensed as incurred. For the periods presented, we had no advertising costs.

Loss per Share

We compute net loss per share in accordance with FASB ASC 260. The ASC specifies the computation, presentation and disclosure requirements for loss per share for entities with publicly held common stock.

Basic loss per share amounts are computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed on the basis of the weighted average number of common shares and dilutive securities (such as stock options, warrants and convertible securities) outstanding. Dilutive securities having an anti-dilutive effect on diluted net loss per share are excluded from the calculation. For the nine months ended March 31, 2022 and 2021, the Company excluded 2,689,890,710 and 166,523,810, respectively, shares relating to convertible notes payable to third parties (Please see NOTE H - NOTES PAYABLE, THIRD PARTIES for further information). For the three months ended March 31, 2022 and 2021, the dilutive securities were still considered anti-dilutive as there is a net loss per share when eliminating transactions related to the convertible notes payable.

13

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Recently Enacted Accounting Standards

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”). Financial Instruments—Credit Losses (Topic 326) amends guideline on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. For assets held at amortized cost basis, Topic 326 eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected. For available-for-sale debt securities, credit losses should be measured in a manner similar to current GAAP, however Topic 326 will require that credit losses be presented as an allowance rather than as a write-down. ASU 2016-13 affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amendments in this ASU will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. We are currently evaluating the impact of the adoption of ASU 2016-13 on our financial statements.

In August 2020, the FASB issued ASU 2020-06, “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40)”. This ASU reduces the number of accounting models for convertible debt instruments and convertible preferred stock. As well as amend the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. In addition, this ASU improves and amends the related EPS guidance. This standard is effective for us on July 1, 2024, including interim periods within those fiscal years. Adoption is either a modified retrospective method or a fully retrospective method of transition. We are currently evaluating the impact of the adoption of ASU 2020-06 on our financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Goodwill

After completing the purchase price allocation, any residual of cost over fair value of the net identifiable assets and liabilities was assigned to the unidentifiable asset, goodwill. Formerly subject to mandatory amortization, this now is not permitted to be amortized at all, by any allocation scheme and over any useful life. Impairment testing, using a methodology at variance with that set forth in FAS 144 (which, however, continues in effect for all other types of long-lived assets and intangibles other than goodwill), must be applied periodically, and any computed impairment will be presented as a separate line item in that period’s income statement, as a component of income from continuing operations (unless associated with discontinued operations, in which case, the impairment would, net of income tax effects, be combined with the remaining effects of the discontinued operations. In accordance with Statement No. 142, “Goodwill and Other Intangible Assets,” the Company does not amortize goodwill, but performs impairment tests of the carrying value at least periodically.

Intangible Assets

Intangible assets are stated at the lesser of cost or fair value less accumulated amortization. Please see NOTE D – ACQUISITION OF TCBM HOLDINGS, LLC for further information.

14

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE D – ACQUISITION OF TCBM HOLDINGS, LLC

On November 30, 2019, the Company acquired 100% ownership of TCBM Holdings, LLC (“TCBM”) and TCBM’s two wholly owned subsidiaries, HMNRTH, LLC and 911 Help Now, LLC. The combination has been accounted for in the accompanying consolidated financial statements as an “acquisition” transaction. Accordingly, the financial position and results of operation of the Company prior to November 30, 2019 has been excluded from the accompanying consolidated financial statements. The Company acquired a 100% interest in exchange for a Convertible Promissory Note in the amount of $2,000,000.

Details regarding the book values and fair values of the net assets acquired are as follows:

	Book Value	Fair Value	Difference
	(Unaudited)	(Unaudited)	(Unaudited)
Cash	$546,411	$546,411	$-
Inventory	70,580	70,580	-
Property and Equipment	36,363	36,363	-
Total	$653,354	$653,354	$-

Goodwill and Intangibles

Goodwill is recorded when the cost of acquired businesses exceeds the fair value of the identifiable net assets acquired. Intangible assets other than goodwill are recorded at fair value at the time acquired or at cost, if applicable. Intangible assets that do not have indefinite lives are amortized in line with the pattern in which the economic benefits of the intangible asset are consumed. If the pattern of economic benefit cannot be reliably determined, the intangible assets are amortized on a straight-line basis over the shorter of the legal or estimated life. Goodwill and indefinite-lived intangibles assets are not amortized but are tested for impairment in the fourth quarter using the same dates each year or more frequently if changes in circumstances or the occurrence of events indicate potential impairment.

In performing the annual impairment test, the fair value of each indefinite-lived intangible asset is compared to its carrying value and an impairment charge is recorded if the carrying value exceeds the fair value. For goodwill, the Company first assesses qualitative factors to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, and whether it is necessary to perform the quantitative goodwill impairment test. The quantitative test is required only if the Company concludes that it is more-likely-than-not that a reporting unit’s fair value is less than its carrying amount. For quantitative testing, the Company compares the fair value of each reporting unit with its carrying amount. If the carrying amount exceeds the fair value, an impairment charge is recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit.

Fair values are determined using established business valuation techniques and models developed by the Company, estimates of market participant assumptions of future cash flows, future growth rates and discount rates to value estimated cash flows. Changes in economic and operating conditions, actual growth below the assumed market participant assumptions or an increase in the discount rate could result in an impairment charge in a future period.

Acquisitions

Upon acquisition of a business, the Company uses the income, market or cost approach (or a combination thereof) for the valuation as appropriate. The valuation inputs in these models and analyses are based on market participant assumptions. Market participants are considered to be buyers and sellers unrelated to the Company in the principal or most advantageous market for the asset or liability.

Fair value estimates are based on a series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. Management values property, plant and equipment using the cost approach supported where available by observable market data, which includes consideration of obsolescence. Management values acquired intangible assets using the relief from royalty method or excess earnings method, forms of the income approach supported by observable market data for peer companies. The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as revenue growth rates, customer attrition rates, and royalty rates). Acquired inventories are marked to fair value for valuation of the total purchase price. For certain items, the carrying value is determined to be a reasonable approximation of fair value based on information available to the Company.

Assets acquired	As of November 30, 2019

Cash	$546,411
Inventory (i)	70,580
Property, plant and equipment (ii)	36,363
653,354
Goodwill (iii)	1,346,646
Total purchase price	$2,000,000

(i)	Inventories acquired were sold on March 11, 2020
(ii)	Property, plant and equipment acquired includes computers, software and other office equipment.
(iii)	Goodwill is recorded when the cost of acquired businesses exceeds the fair value of the identifiable net assets acquired.

15

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE D – ACQUISITION OF TCBM HOLDINGS, LLC (cont’d)

The changes in the carrying amount of goodwill for the period from November 30, 2019 through March 31, 2022 were as follows:

Balance as of November 30, 2019	$1,346,646
Additions and adjustments	(873,323)
Balance as of March 31, 2022	$473,323

For the nine months ended March 31, 2022 and year ended June 30, 2021, the Company recorded an impairment of goodwill in the amount of $0 and $873,323, respectively. During the fourth quarter of fiscal 2021 (second calendar quarter of 2021), the Company performed an interim goodwill impairment analysis on the TCBM Holdings, LLC acquisition and its $946,646 goodwill balance based on assessed potential indicators of impairment, including recent disruptions to the domestic CBD market resulting from the COVID-19 pandemic, the increasing uncertainty of near-term demand requirements, supply constraints and financing constraints. In the previous 2020 annual goodwill impairment evaluation, this reporting unit had a fair value of approximately 100% of the carrying value. The impairment assessment and valuation method require the Company to make estimates and assumptions regarding future operating results, cash flows, changes in working capital and capital expenditures, selling prices, profitability, and the cost of capital. As a result of the fourth quarter 2021 goodwill impairment evaluation, the Company determined that the fair value of the TCBM Holdings, LLC acquisition was below carrying value, including goodwill, by $473,323. This was primarily due to changes in the timing and amount of expected cash flows resulting from lower projected revenues, profitability and cash flows due to near-term reductions in the domestic CBD market.

NOTE E - PROPERTY AND EQUIPMENT

	March 31, 2022	June 30, 2021

Property and Equipment	$36,363	$36,363
Less: accumulated depreciation	(12,121)	(8,226)
Total	$24,242	$28,137

(i)	Property and equipment are stated at cost and depreciated principally on methods and at rates designed to amortize their costs over their useful lives.
(ii)	Depreciation expense for the nine months ended March 31, 2022 and 2021 was $3,895 and $2,274, respectively.

NOTE F – NOTE RECEIVABLE

	March 31, 2022	June 30, 2021

Note receivable- Tersus Power, Inc.	$250,000	$-
Total	$250,000	$-

(i)	On December 14, 2021, the Company, was issued a Senior Secured Promissory Note (the “Note”) in the principal amount of $500,000 by Tersus Power, Inc. (the “Borrower”). The Note shall bear interest at 5% annually, be amortized over 25 years and the Borrower shall pay the full amount of principal and interest in one balloon payment on December 14, 2026 (the “Maturity Date”). The Note is secured, through a Security Agreement, by all current and future assets of the Borrower. The Lender shall advance the Borrower funds, up to $500,000, prior to the closing of the proposed merger between the Lender and the Borrower. The first tranche, in the amount of $37,500, was advanced by the Lender on December 14, 2021. As of March 31, 2022, the Company has advanced the Borrower $250,000.
(ii)	The convertible note receivable is considered available for sale debt securities with a private company that is not traded in active markets. Since observable price quotations were not available at acquisition, fair value was estimated based on cost less an appropriate discount upon acquisition. The discount of each instrument is accreted into interest income over the respective term as shown within the Company’s Condensed Consolidated Statements of Operations.

16

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE G – ACCRUED OFFICER AND DIRECTOR COMPENSATION

Accrued officer and director compensation is due to Jimmy Wayne Anderson, the sole officer and director of the Company, and consists of:

	March 31, 2022	June 30, 2021

Pursuant to January 26, 2018 Board of Directors Service Agreement	$-	$-
Total	$-	$-

For the nine months ended March 31, 2022 and year ended June 30, 2021, the balance of accrued officer and director compensation changed as follows:

	Pursuant to Employment Agreements	Pursuant to Board of Directors Services Agreements	Total

Balances at June 30, 2021	-	-	-
Officer’s/director’s compensation for the nine months ended March 31, 2022	-	60,000	60,000
Cash bonus as per new agreement (ii)		50,000	50,000
Cash compensation		(110,000)	(110,000)
Balances at March 31, 2022	$-	$-	$-

(i)	As of March 31, 2022 and June 30, 2021, total shares of common stock accrued as “Stock to be Issued” to Mr. Anderson as per the terms of the Board of Director’s Services Agreement is 0 and 84,803, respectively.
(ii)	On July 1, 2021, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, Mr. Anderson shall receive a one-time bonus payment of Fifty Thousand and no/100 dollars ($50,000.00) upon execution of the Agreement, and Twenty Thousand and no/100 dollars ($20,000.00) paid to Mr. Anderson on the last calendar day of each quarter as long as Mr. Anderson continues to fulfill his duties and provide the services set forth above. The compensation of $20,000 per quarter shall commence with the third calendar quarter of 2021 (first fiscal quarter of 2022).

NOTE H – NOTES PAYABLE, THIRD PARTIES

Notes payable to third parties consist of:

	March 31, 2022	June 30, 2021

Convertible Promissory Note dated December 17, 2019 payable to Armada Investment Fund, LLC (“Armada”), interest at 8%, due December 17, 2020-with unamortized debt discount of $0 and $0 at, March 31, 2022 and June 30, 2021, respectively (i)	-	11,000
Convertible Promissory Note dated September 3, 2020 payable to Graphene Holdings, LLC (“Graphene”), interest at 3%, due March 3, 2021, with unamortized debt discount of $0 and $0 at, March 31, 2022 and June 30, 2021, respectively (ii)	-	250,000
Convertible Promissory Note dated September 9, 2020 payable to Graphene Holdings, LLC (“Graphene”), interest at 3%, due March 9, 2021, with unamortized debt discount of $0 and $0 at, March 31, 2022 and June 30, 2021, respectively (iii)	-	20,000
Convertible Promissory Note dated January 20, 2021 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due January 20, 2022, with unamortized debt discount of $0 and $55,616 at, March 31, 2022 and June 30, 2021, respectively (iv)	100,000	100,000
Convertible Promissory Note dated February 22, 2021 payable to Tri-Bridge Ventures, LLC (“Tri-Bridge”), interest at 10%, due February 22, 2022, with unamortized debt discount of $0 and $129,316 at March 31, 2022 and June 30, 2021, respectively (v)	200,000	200,000
Convertible Promissory Note dated June 17, 2021 payable to Power Up Lending Group Ltd. (“Power Up”), interest at 8%, due June 17, 2022-with unamortized debt discount of $0 and $66,303 at, March 31, 2022 and June 30, 2021, respectively (vi)	-	68,750
Convertible Promissory Note dated July 12, 2021 payable to Power Up Lending Group Ltd. (“Power Up”), interest at 8%, due July 12, 2022-with unamortized debt discount of $0 and $0 at, March 31, 2022 and June 30, 2021, respectively (vii)	-	-
Convertible Promissory Note dated September 9, 2021 payable to Power Up Lending Group Ltd. (“Power Up”), interest at 8%, due September 9, 2022-with unamortized debt discount of $0 and $0 at, March 31, 2022 and June 30, 2021, respectively (viii)	-	-
Convertible Promissory Note dated October 27, 2021 payable to Sixth Street Lending, LLC (“Sixth Street”), interest at 8%, due October 27, 2022-with unamortized debt discount of $22,294 and $0 at, March 31, 2022 and June 30, 2021, respectively (ix)	38,750
Convertible Promissory Note dated January 13, 2022 payable to Sixth Street Lending, LLC (“Sixth Street”), interest at 8%, due January 13, 2023 with unamortized debt discount of $34,521 and $0 at, March 31, 2022 and June 30, 2021, respectively (x)	43,750	-
Convertible Promissory Note dated February 4, 2022 payable to Sixth Street Lending, LLC (“Sixth Street”), interest at 8%, due February 4, 2023 with unamortized debt discount of $37,158 and $0 at, March 31, 2022 and June 30, 2021, respectively (xi)	43,750	-
Totals	$426,250	$649,750

(i)	On December 17, 2019, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Armada Capital Partners, LLC (“Armada”) wherein the Company issued Armada a Convertible Promissory Note (the “Convertible Note”) in the amount of $11,000 ($1,000 OID). The Convertible Note has a term of one (1) year (due on December 17, 2020) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 20, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 60% multiplied by the Market Price (as defined herein)(representing a discount rate of 40%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. As part and parcel of the foregoing transaction, Armada was issued a warrant granting the holder the right to purchase up to 560,800 shares of the Company’s common stock at an exercise price of $0.024 for a term of 5-years. The transaction closed on December 17, 2019. In addition, 10,000,000 shares of the Company’s common stock have been reserved at Pacific Stock Transfer Corporation for possible issuance upon the conversion of the Note into shares of our common stock. On November 17, 2021, Armada converted $16,500 principal and $3,535 interest into 40,070,137 shares of common stock. As of March 31, 2022, the Convertible Note was paid in full.

17

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE G – NOTES PAYABLE, THIRD PARTIES (cont’d)

(ii)	On September 3, 2020, the Company executed a Convertible Note (the “Convertible Note”) payable to Graphene Holdings, LLC (the “Holder”) in the principal amount of $250,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 3, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. On September 22, 2021, the Holder forgave all unpaid principal, default principal, interest and default interest on the Convertible Note. As of March 31, 2022, no principal or interest were due.

(iii)	On September 9, 2020, the Company executed a Convertible Note (the “Convertible Note”) payable to Graphene Holdings, LLC (the “Holder”) in the principal amount of $20,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (March 9, 2021) at the option of the holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be 70% multiplied by the Market Price (as defined herein)(representing a discount rate of 30%), subject to adjustment as described herein (“Conversion Price”). Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. “Trading Prices” means, for any security as of any date, the lowest traded price on the Over-the Counter Pink Marketplace, OTCQB, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the OTCQB is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners, the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. The Convertible Note has a term of one (1) year and bears interest at 3% annually. On December 20, 2021, the Company made payment of $20,754 to pay all outstanding principal and interest. The Holder forgave all unpaid default principal and default interest. As of March 31, 2022, the Convertible Note was paid in full.

(iv)	On January 20, 2021, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC (the “Holder”) in the principal amount of up to $150,000. The Convertible Note shall accrue interest at 10% per annum. The Convertible Note was partially funded on January 27, 2021 in the amount of $100,000. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (January 20, 2022) at the option of the holder. The Conversion Price shall be equal to Fifty Percent (50%) of the lowest Trading Price (defined below) during the Valuation Period (defined below), and the Conversion Amount shall be the amount of principal or interest electively converted in the Conversion Notice. The total number of shares due under any conversion notice (“Notice Shares”) will be equal to the Conversion Amount divided by the Conversion Price. On the date that a Conversion Notice is delivered to Holder, the Company shall deliver an estimated number of shares (“Estimated Shares”) to Holder’s brokerage account equal to the Conversion Amount divided by 50% of the Market Price. “Market Price” shall mean the lowest of the daily Trading Price for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. The “Valuation Period” shall mean twenty (20) Trading Days, commencing on the first Trading Day following delivery and clearing of the Notice Shares in Holder’s brokerage account, as reported by Holder (“Valuation Start Date”). As of March 31, 2022, $100,000 principal plus $11,726 interest were due.

(v)	On February 22, 2021, the Company executed a Convertible Note (the “Convertible Note”) payable to Tri-Bridge Ventures, LLC (the “Holder”) in the principal amount of up to $200,000. The Convertible Note shall accrue interest at 10% per annum. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (February 22, 2022) at the option of the holder. The conversion price shall be equal to the lesser of (i) the price of any public offering of the Maker’s Common Stock or (ii) Fifty Percent (50%) of the lowest Trading Price (defined below) during the Twenty Trading Day period prior to the day the Holder delivers the Conversion Notice (“Conversion Price”). “Trading Price” means, for any security as of any date, any trading price on the OTC Bulletin Board, or other applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. The Convertible Note was funded on March 2, 2021. As of March 31, 2022, $200,000 principal plus $21,590 interest were due.

18

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE G – NOTES PAYABLE, THIRD PARTIES (cont’d)

(vi)	On June 17, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $68,750. The Convertible Note has a term of one (1) year (Maturity Date of June 17, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on June 21, 2021. On December 22, 2021, the Investor converted $68,750 principal and $2,750 interest into 55,000,000 shares of common stock. As of March 31, 2022, the Convertible Note was paid in full.

(vii)	On July 12, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $48,750. The Convertible Note has a term of one (1) year (Maturity Date of July 12, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on July 15, 2021. On January 18, 2022, the Investor converted $48,750 principal and $1,950 interest into 55,108,696 shares of common stock. As of March 31, 2022, the Convertible Note was paid in full

(viii)	On September 9, 2021, the Company issued to Power Up Lending Group Ltd. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $48,750. The Convertible Note has a term of one (1) year (Maturity Date of September 9, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on September 13, 2021. On March 15, 2022, the Investor converted $48,750 principal and $1,950 interest into 163,548,387 shares of common stock. As of March 31, 2022, the Convertible Note was paid in full

(ix)	On October 27, 2021, the Company issued to Sixth Street Lending, LLC. (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $38,750. The Convertible Note has a term of one (1) year (Maturity Date of October 27, 2022) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. The transaction closed on October 29, 2021. As of March 31, 2022, $38,750 principal plus $1,316 interest were due. Please see NOTE M - SUBSEQUENT EVENTS for further information.

19

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE G – NOTES PAYABLE, THIRD PARTIES (cont’d)

(x)	On January 13, 2022, the Company issued to Sixth Street Lending, LLC (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $43,750. The Convertible Note has a term of one (1) year (Maturity Date of January 13, 2023) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets.” The transaction closed on January 14, 2022. As of March 31, 2022, $43,750 principal plus $738 interest were due.

(xi)	On February 4, 2022, the Company issued to Sixth Street Lending, LLC (the “Investor”) a Convertible Promissory Note (the “Convertible Note”) in the principal amount of $43,750. The Convertible Note has a term of one (1) year (Maturity Date of February 4, 2023) and bears interest at 8% annually. The Convertible Note is convertible, in whole or in part, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Convertible Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount at the option of the holder. The “Variable Conversion Price” shall mean 61% multiplied by the Market Price (as defined herein) (representing a discount rate of 39%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets.” The transaction closed on February 7, 2022. As of March 31, 2022, $43,750 principal plus $527 interest were due.

Income from forgiveness of principal and interest on convertible notes payable consists of:

	March 31, 2022	June 30, 2021

Forgiveness of principal and interest Tribridge Ventures, LLC	$-	$29,277
Forgiveness of interest Around the Clock Partners, LP	-	3,532
Forgiveness of interest Valvasone Trust	-	2,453
Forgiveness of interest Jody A. DellaDonna	-	1,327
Forgiveness of Jetco Holdings, LLC principal, default principal, interest and default interest	-	300,197
Forgiveness of Graphene Holdings, LLC principal and interest	449,294	-
Total	$449,294	$336,786

Default principal, notes payable-third parties:

	March 31, 2022	June 30, 2021

Armada Investment Fund, LLC	$-	$2,200
Graphene Holdings, LLC	-	135,000
Total	$-	$137,200

Accrued default interest, notes payable-third parties:

	March 31, 2022	June 30, 2021

Armada Investment Fund, LLC	$-	$1,269
Graphene Holdings, LLC	-	38,947
Total	$-	$40,216

20

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE I - DERIVATIVE LIABILITY

The derivative liability at December 31, 2021 and June 30, 2021 consisted of:

	March 31, 2022	June 30, 2021

Convertible Promissory Notes payable to Tri-Bridge Ventures, LLC. Please see NOTE H – NOTES PAYABLE, THIRD PARTIES for further information	$567,816	$548,392
Convertible Promissory Note payable to Armada Investment Fund, LLC. Please see NOTE H – NOTES PAYABLE, RELATED PARTIES for further information	-	18,865
Convertible Promissory Notes payable to Graphene Holdings, LLC. Please see NOTE H – NOTES PAYABLE, THIRD PARTIES for further information	-	332,519
Convertible Promissory Note payable to Power Up Lending Group Ltd. Please see NOTE H – NOTES PAYABLE, RELATED PARTIES for further information	-	107,801
Convertible Promissory Note payable to Sixth Street Lending, LLC. Please see NOTE H – NOTES PAYABLE, RELATED PARTIES for further information	224,972	-
Total derivative liability	$792,788	$1,007,577

The Convertible Promissory Notes (the “Notes”) contain a variable conversion feature based on the future trading price of the Company’s common stock. Therefore, the number of shares of common stock issuable upon conversion of the Notes is indeterminate. Accordingly, we have recorded the fair value of the embedded conversion features as a derivative liability at the respective issuance dates of the notes and charged the applicable amounts to debt discounts (limited to the face value of the respective notes) and the remainder to other expenses. The increase (decrease) in the fair value of the derivative liability from the respective issue dates of the notes to the measurement dates is charged (credited) to other expense (income).

The fair value of the derivative liability was measured at the respective issuance dates and at March 31, 2022, and June 30, 2021 using the Black Scholes option pricing model. Assumptions used for the calculation of the derivative liability of the Notes at March 31, 2022 were (1) stock price of $0.0004 per share, (2) conversion prices ranging from $0.00015 to $0.000183 per share, (3) term of 6 months to 10 months, (4) expected volatility of 162.98% to 181.26%, and (5) risk free interest rate of 1.06% to 1.63%. Assumptions used for the calculation of the derivative liability of the Notes at June 30, 2021 were (1) stock price of $0.0032 per share, (2) conversion prices ranging from $0.0015 to $0.0021 per share, (3) term of 6 months to 1 year, (4) expected volatility of 257.53% to 392.02%, and (5) risk free interest rate of 0.09%.

The following table provides a reconciliation of the beginning and ending balances for the convertible note embedded derivative liability measured at fair value using significant unobservable inputs (Level 3):

Level 3
Balance at June 30, 2021	$1,007,577
Additions	217,393
Gain	(432,182)
Balance at March 31, 2022	$792,788

NOTE J - CAPITAL STOCK

Preferred Stock

Filed with the State of Delaware:

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series A 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series A 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series A 8% Convertible Preferred Stock. March 31, 2022 and June 30, 2021, the Company had 0 and 0 shares issued and outstanding, respectively.

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series B 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series B 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series B 8% Convertible Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 0 and 0 shares issued and outstanding, respectively.

21

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

On February 15, 2000, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series C 5% Convertible Preferred Stock, par value $0.01. The designation of the new Series C 5% Convertible Preferred Stock was approved by the Board of Directors on February 14, 2000. The Company is authorized to issue 1,000 shares of the Series C 5% Convertible Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 0 and 0 shares issued and outstanding, respectively.

On April 26, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series D Convertible Preferred Stock, par value $0.01. The designation of the new Series D Convertible Preferred Stock was approved by the Board of Directors on April 26, 2001. The Company is authorized to issue 800 shares of the Series D Convertible Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 0 and 0 shares issued and outstanding, respectively.

On June 28, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series E 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series E 8% Convertible Preferred Stock was approved by the Board of Directors on March 30, 2001. The Company is authorized to issue 250 shares of the Series E Convertible Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 0 and 0 shares issued and outstanding, respectively.

Series K Super Voting Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series K Super Voting Preferred Stock, par value $0.01. The designation of the new Series K Super Voting Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue three (3) shares of the Series K Super Voting Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 3 and 3 shares issued and outstanding, respectively.

Dividends. Initially, there will be no dividends due or payable on the Series K Super Voting Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

Liquidation and Redemption Rights. Upon the occurrence of a Liquidation Event (as defined below), the holders of Series K Super Voting Preferred Stock are entitled to receive net assets on a pro-rata basis. Each holder of Series K Super Voting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series K Super Voting Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series K Super Voting Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the “Permitted Merger”), unless the holders of the shares of Series K Super Voting Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the holders of Series K Super Voting Preferred Stock elect otherwise.

Conversion. No conversion of the Series K Super Voting Preferred Stock is permitted.

Rank. All shares of the Series K Super Voting Preferred Stock shall rank (i) senior to the Corporation’s (A) Common Stock, par value $0.0001 per share (“Common Stock”), and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series K Super Voting Preferred-Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series K Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Voting Rights.

A. If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

22

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

B. Each individual share of Series K Super Voting Preferred Stock shall have the voting rights equal to:

[twenty times the sum of: {all shares of Common stock issued and outstanding at the time of voting + all shares of any other Preferred stocks issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series K Super Voting Preferred Stock issued and outstanding at the time of voting]

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series K Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or By-laws.

Series L Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series L Preferred Stock, par value $0.01. The designation of the new Series L Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue five hundred thousand (500,000) shares of the Series L Preferred Stock. At March 31, 2022 and June 30, 2021, the Company had 276 and 255 shares issued and outstanding, respectively.

Dividends. The holders of Series L Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

Voting.

a. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

b. Each individual share of Series L Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + the total number of shares of all series of Preferred Stock issued and outstanding at time of voting}]

divided by:

[the number of shares of Series L Preferred Stock issued and outstanding at the time of voting]

Conversion Rights.

a) Outstanding. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock defined by the formula set forth is section 4.b.

b) Method of Conversion.

i. Procedure- Before any holder of Series L Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series L Preferred Stock, and shall give written notice 5 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series L Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”

23

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

ii. Issuance- Shares of Series L Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, Employees, Consultants or as directed by a majority vote of the Board of Directors. The number of Shares of Series L Preferred Stock to be issued to each qualified person (member of Management, Employee or Consultant) holding a Note shall be determined by the following formula:

For retirement of debt: One (1) share of Series L Preferred stock shall be issued for each Five Thousand Dollar ($5,000) tranche of outstanding liability. As an example: If an officer has accrued wages due to him or her in the amount of $25,000, the officer can elect to accept 5 shares of Series L Preferred stock to satisfy the outstanding obligation of the Company.

iii. Calculation for conversion into Common Stock- Each individual share of Series L Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[5000]

divided by:

[.50 times the lowest closing price of the Company’s common stock for the immediate five-day period prior to the receipt of the Notice of Conversion remitted to the Company by the Series L Preferred stockholder]

Common Stock

Class A and Class B:

Identical Rights. Except as otherwise expressly provided in ARTICLE FIVE of the Company’s Amended and Restated Certificate of Incorporation dated August 13, 1999, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

24

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

Stock Splits. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Common Shares unless the outstanding shares of all classes of Common Shares shall be proportionately subdivided or combined.

Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Shares, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, the holders of Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, if any, to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus, or earnings. For the purposes of this paragraph, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this paragraph.

Voting Rights.

(a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

Preemptive or Subscription Rights. No holder of Common Shares shall be entitled to preemptive or subscription rights.

25

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

Conversion Rights.

(a) Automatic Conversion. Each Class B Share shall (subject to receipt of any and all necessary approvals) convert automatically into one fully paid and non-assessable Class A Share (i) upon its sale, gift, or other transfer to a party other than a Principal Stockholder (as defined below) or an Affiliate of a Principal Stockholder (as defined below), (ii) upon the death of the Class B Stockholder holding such Class B Share, unless the Class B Shares are transferred by operation of law to a Principal Stockholder or an Affiliate of a Principal Stockholder, or (iii) in the event of a sale, gift, or other transfer of a Class B Share to an Affiliate of a Principal Stockholder, upon the death of the transferor. Each of the foregoing automatic conversion events shall be referred to hereinafter as an “Event of Automatic Conversion.” For purposes of this ARTICLE FIVE, “Principal Stockholder” includes any of Donald H. Goldman, Steven M. Fieldman, Lance Fieldman, Yuri Itkis, Michall Itkis and Boris Itkis and an “Affiliate of a Principal Stockholder” is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. For purposes of this definition, “control,” when used with respect to any specified person, means the power to direct or cause the direction of the management, and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Without limitation, an Affiliate also includes the estate of such individual.

(b) Voluntary Conversion. Each Class B Share shall be convertible at the option of the holder, for no additional consideration, into one fully paid and non-assessable Class A Share at any time.

(c) Conversion Procedure. Promptly upon the occurrence of an Event of Automatic Conversion such that Class B shares are converted automatically into Class A Shares, or upon the voluntary conversion by the holder, the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation at such office (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in subparagraph 5.6(a) hereof or a voluntary conversion as provided in subparagraph 5.6(b) hereof, (ii) specifying the Event of Automatic Conversion (and, if the occurrence of such event is within the control of the transferor, stating the transferor’s intent to effect an Event of Automatic Conversion) or whether such conversion is voluntary, (iii) identifying the number of Class B Shares being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and including instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Shares shall obligate the Corporation to issue such Class A Shares and the Corporation shall be justified in relying upon the information and the certification contained in such notice and shall not be liable for the result of any inaccuracy with respect thereto. Thereupon, the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee, as specified in such notice. To the extent permitted by law, conversion pursuant to (i) an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred or (ii) a voluntary conversion shall be deemed to have been effected as of the date the Corporation receives the written notice pursuant to this subparagraph (c) (each date being the “Conversion Date”). The person entitled to receive the Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Date, and the right of such person as the holder of Class B Shares shall cease and terminate at and as of the Conversion Date, in each case without regard to any failure by the holder to deliver the certificates or the notice by this subparagraph (c).

(d) Unconverted Shares. In the event of the conversion of fewer than all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Paragraph 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares not converted.

(e) Reissue of Shares. Class B Shares that are converted into Class A Shares as provided herein shall be retired and canceled and shall not be reissued.

(f) Reservation. The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Shares, for the purpose of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or regulation, or any of the requirements of any national securities exchange upon which the Class A Shares may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Class A Shares issued and issuable after such action upon conversion of the Class B Shares would exceed the total number of Class A Shares then authorized by the Amended and Restated Certificate of Incorporation, as amended.

26

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE J - CAPITAL STOCK (cont’d)

At March 31, 2022 and June 30, 2021, the Company is authorized to issue 14,991,000,000 and 14,991,000,000 shares of Class A Common Stock, respectively. At March 31, 2022 and June 30, 2021, the Company has 13,449,828,986 and 14,680,293,609 shares issued and outstanding, respectively. At March 31, 2022 and June 30, 2021, the Company is authorized to issue 4,000,000 and 4,000,000 shares of Class B Common Stock, respectively. At March 31, 2022 and June 30, 2021, the Company has 0 and 0 shares issued and outstanding, respectively.

Common Stock, Preferred Stock and Warrant Issuances

For the nine months ended March 31, 2022 and year ended June 30, 2021, the Company issued and/or sold the following unregistered securities:

Common Stock:

Nine months ended March 31, 2022

On November 17, 2021, the Company issued 40,070,137 shares of common stock with a fair market value of $144,252 to a noteholder in satisfaction of $16,500 principal and $3,535 interest against the note dated December 17, 2019.

On November 17, 2021, the Company issued 126,674,824 shares of common stock with a fair market value of $456,029 for a cashless exercise of a warrant.

On December 13, 2021, the Company issued 50,000,000 shares of common stock to an accredited investor with a fair market value of $135,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 14, 2021, the Company issued 60,000,000 shares of common stock to an accredited investor with a fair market value of $150,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 15, 2021, the Company issued 50,000,000 shares of common stock to an accredited investor with a fair market value of $125,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 16, 2021, the Company issued 66,700,000 shares of common stock to an accredited investor with a fair market value of $173,420 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 17, 2021, the Company issued 50,000,000 shares of common stock to an accredited investor with a fair market value of $124,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 21, 2021, the Company issued 33,333,333 shares of common stock to an accredited investor with a fair market value of $73,333 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 22, 2021, the Company issued 66,700,000 shares of common stock to an accredited investor with a fair market value of $133,400 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 22, 2021, the Company issued 55,000,000 shares of common stock with a fair market value of $110,000 to a noteholder in satisfaction of $68,750 principal and $2,750 interest against the note dated June 17, 2021.

On December 28, 2021, the Company issued 50,000,000 shares of common stock to an accredited investor with a fair market value of $90,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On December 29, 2021, the Company issued 66,700,000 shares of common stock to an accredited investor with a fair market value of $113,390 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On January 3, 2022, the Company issued 66,700,000 shares of common stock to an accredited investor with a fair market value of $120,060 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On January 3, 2022, the Company issued 50,000,000 shares of common stock to an accredited investor with a fair market value of $90,000 as per terms of the Securities Purchase Agreement under the Company’s Regulation A offering.

On January 18, 2022, the Company issued 55,108,596 shares of common stock with a fair market value of $93,685 to a noteholder in satisfaction of $48,750 principal and $1,950 interest against the note dated July 12, 2021.

On March 3, 2022, the Company issued 500,000,000 shares of common stock with a fair market value of $650,000 to an Accredited Investor (the “Investor”) to replace shares of common stock the Investor had returned to the Company in prior periods.

On March 3, 2022, the Company issued 600,000,000 shares of common stock with a fair market value of $780,000 to an Accredited Investor (the “Investor”) to replace shares of common stock the Investor had returned to the Company in prior periods.

On March 15, 2022, the Company issued 163,548,387 shares of common stock with a fair market value of $81,774 to a noteholder in satisfaction of $48,750 principal and $1,950 interest against the note dated September 9, 2021.

27

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

Common Stock cancelled during the nine months ended March 31, 2022

A total of 390,000,000 shares of common stock were returned to the Company by shareholders during the nine months ended March 31, 2022.

On October 18, 2021, a Default Final Judgment was entered in favor of the Company in the Complaint for Declaratory Judgment filed with the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida against Fortis Holdings, Ltd, Wayfarer Management, Ltd, Flash Funding, Inc. and OTC Capital Partners, LLC. A total of 2,991,000,000 shares of the Company’s issued and outstanding common stock were voided.

Fiscal year ended June 30, 2021

On September 22, 2020, the Company issued 596,785,387 shares of restricted common stock with a fair market value of $59,679 to a noteholder in satisfaction of $29,839 in penalties against the note dated January 24, 2018.

On November 25, 2020, the Company issued 637,526,342 shares of restricted common stock with a fair market value of $63,753 to a noteholder in satisfaction of $31,876 in penalties against the note dated January 24, 2018.

On December 13, 2020, the Company issued 669,338,906 shares of restricted common stock with a fair market value of $200,802 to a noteholder in satisfaction of $33,467 in penalties against the note dated January 24, 2018.

On December 22, 2020, the Company issued 702,738,918 shares of restricted common stock with a fair market value of $281,096 to a noteholder in satisfaction of $35,137 in penalties against the note dated January 24, 2018.

On January 14, 2021, the Company issued 500,000,000 shares of restricted common stock with a fair market value of $900,000 to a noteholder in satisfaction of $20,000 principal against the note dated June 3, 2019.

On January 19, 2021, the Company issued 300,000,000 shares of restricted common stock with a fair market value of $1,200,000 to a noteholder in satisfaction of $42,000 principal against the note dated November 30, 2019.

On January 21, 2021, the Company issued 194,610,447 shares of restricted common stock with a fair market value of $1,264,968 to a noteholder in satisfaction of $1,946 principal against the note dated January 24, 2018.

On February 22, 2021, the Company issued 150,000,000 shares of restricted common stock with a fair market value of $1,710,000 to a noteholder in satisfaction of $1,500 in penalties against the note dated January 24, 2018.

A total of 1,260,000,000 shares of common stock were returned to the Company during the year ended June 30, 2021 to be retired.

Preferred Stock:

Nine months ended March 31, 2022

On February 15, 2022, the Company issued 21 shares of the Company’s Series L Preferred Stock to the Company’s sole officer and director as reimbursement for returning 1,028,030,000 shares of common stock to the Company.

Fiscal year ended June 30, 2021

On February 15, 2021, the Company issued 100 shares of the Company’s Series L Preferred Stock to two Consultants in satisfaction of $500,000 cash compensation due for past consulting services. Each Consultant received 50 Shares.

On March 1, 2021, the Company issued 40 shares of the Company’s Series L Preferred Stock, to an affiliate of the Company’s sole officer and director, in satisfaction of $200,000 principal and interest outstanding on a Convertible Promissory Note dated July 27, 2018.

On March 15, 2021, the Company issued 50 shares of the Company’s Series L Preferred Stock in satisfaction of $250,000 principal outstanding on a Convertible Promissory Note dated November 30, 2019.

On March 31, 2021, the Company issued 26 shares of the Company’s Series L Preferred Stock in satisfaction of $130,000 principal and interest outstanding on a Convertible Promissory Note dated June 3, 2018.

On March 31, 2021, the Company issued 8 shares of the Company’s Series L Preferred Stock in satisfaction of $40,000 principal and interest outstanding on a Convertible Promissory Note dated June 29, 2018.

On March 31, 2021, the Company issued 18 shares of the Company’s Series L Preferred Stock to the Company’s sole officer and director as reimbursement for returning 890,000,000 shares of common stock to the Company.

On March 31, 2021, the Company issued 3 shares of the Company’s Series L Preferred Stock to a non-affiliate as reimbursement for returning 150,000,000 shares of common stock to the Company.

Warrants and Options:

On December 17, 2019, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Armada Capital Partners, LLC (“Armada”) wherein the Company issued Armada a Convertible Promissory Note (the “Note”) in the amount of $11,000 ($1,000 OID). The Note has a term of one (1) year (due on December 17, 2020) and bears interest at 8% annually. As part and parcel of the foregoing transaction, Armada was issued a warrant granting the holder the right to purchase up to 560,800 shares of the Company’s common stock at an exercise price of $0.024 for a term of 5-years. The transaction closed on December 17, 2019. On November 17, 2021, the Company issued Armada 126,674,824 shares of common stock for a cashless exercise of the warrant.

As of March 31, 2022, the Company had no outstanding warrants or options.

28

GLOBAL TECHNOLOGIES, LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended March 31, 2022 and 2021 (Unaudited)

NOTE K - COMMITMENTS AND CONTINGENCIES

Occupancy

Currently, the Company shares office space with Sylios Corp at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 and is not required to reimburse Sylios Corp for monthly rent. The Company anticipates that this relationship will change with the Closing of the Tersus Power Stock Exchange Agreement and that it will be required to enter into a new lease for office space.

Employment and Director Agreements

On July 1, 2021, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, Mr. Anderson shall receive a one-time bonus payment of Fifty Thousand and no/100 dollars ($50,000.00) upon execution of the Agreement, and Twenty Thousand and no/100 dollars ($20,000.00) paid to Mr. Anderson on the last calendar day of each quarter as long as Mr. Anderson continues to fulfill his duties and provide the services set forth above. The compensation of $20,000 per quarter commenced with the third calendar quarter of 2021 (first fiscal quarter of 2022).

NOTE L - GOING CONCERN UNCERTAINTY

Under ASC 205-40, we have the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet our future financial obligations as they become due within one year after the date that the financial statements are issued. As required by this standard, our evaluation shall initially not take into consideration the potential mitigating effects of our plans that have not been fully implemented as of the date the financial statements are issued.

In performing the first step of this assessment, we concluded that the following conditions raise substantial doubt about our ability to meet our financial obligations as they become due. We have a history of net losses: As of March 31, 2022, we had an accumulated deficit of $165,097,352. For the nine months ended March 31, 2022, we had cash used in operating activities of $280,876. We expect to continue to incur negative cash flows until such time as our operating segments generate sufficient cash inflows to finance our operations and debt service requirements.

In performing the second step of this assessment, we are required to evaluate whether our plans to mitigate the conditions above alleviate the substantial doubt about our ability to meet our obligations as they become due within one year after the date that the financial statements are issued. Our future plans include securing additional funding sources that may include establishing corporate partnerships, establishing licensing revenue agreements, issuing additional convertible debentures and issuing public or private equity securities, including selling common stock through an at-the-market facility (ATM).

There is no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available through external sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material effect on the business. Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or they will not have a significant dilutive effect on the Company’s existing shareholders. We have therefore concluded there is substantial doubt about our ability to continue as a going concern through September 2022.

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from our failure to continue as a going concern.

NOTE M - SUBSEQUENT EVENTS

On April 29, 2022, the Company issued 335,833,333 shares of common stock with a fair market value of $67,167 to a noteholder in satisfaction of $38,750 principal and $1,550 interest against the note dated October 27, 2021.

29

APPENDIX F

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

OF GLOBAL TECHNOLOGIES, LTD

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On March 9, 2022, Global Technologies, Ltd (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

As of March 31, 2022, the Company had 13,449,828,986 shares of Class A Common Stock outstanding. Taking into account the proposed 1:4000 reverse stock split, the Company would have 3,362,457 shares of Class A Common Stock outstanding. As per the terms of the Exchange Agreement, the Company would issue its Series K Preferred Stock shareholder 1,000,000 shares of Class A Common Stock, its Series L Preferred Stock shareholders a total of 8,832,000 shares of Class A Common Stock and the Tersus Shareholders a total of 39,583,371 shares of Class A Common Stock. The above numbers are subject to adjustment based on the number of shares of Class A Common Stock outstanding at Closing.

The accompanying unaudited pro forma condensed combined financial statements (“unaudited pro forma financial information”) has been prepared based on the historical financial statements of the Company and Tersus Power after giving effect to the purchase agreement to acquire Tersus Power. The pro forma financial information is intended to provide information about how the acquisition of Tersus Power has affected the Company’s historical consolidated financial statements. The unaudited pro forma condensed combined balance sheet gives effect to the purchase of Tersus Power as if it occurred on March 31, 2022. The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2022 gives effect to the acquisition as if it had occurred on April 1, 2022. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 gives effect to the acquisition as if it had occurred on July 1, 2021.The historical unaudited pro forma condensed combined balance sheet at March 31, 2022 combines the Company’s historical consolidated balance sheet at March 31, 2022 with the balance sheet of Tersus Power at March 31, 2022. The historical unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2022 combines the Company’s historical consolidated statement of operations for the nine months ended March 31, 2022 with the results of Tersus Power for the nine months ended March 31, 2022 as derived from the historical statement of operations of Tersus Power.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	The historical condensed consolidated financial statements of the Company for the nine months ended March 31, 2022;

●	the historical financial statements of Tersus Power for the nine months ended March 31, 2022; and

●	the historical consolidated financial statements of the Company for the year ended June 30, 2021; and

●	the historical financial statements of Tersus Power from January 29, 2021 (inception) to June 30, 2021; and

●	the announcement of the entry into and closing of the Stock Exchange Agreement with Tersus Power as included in the Current Report on Form 8-K filed with the SEC on March 10, 2022.

The unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Medigap occurred on the dates indicated. Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

1

Global Technologies, LTD

Pro Forma Condensed Combined Balance Sheets

March 31, 2022

(Unaudited)

	Historical		Pro Forma
	Global Technologies, LTD	Tersus Power, INC.	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$628,850	$34,845	$-		$663,695
Accounts receivable	30,000	-	-		30,000
Inventory	12,402	-			12,402
Prepaid expenses	-	100,000	-		100,000
Prepaid management services	33,333	-	-		33,333
Accrued interest receivable	6,277	-	-		6,277
Loan receivable, other	18,380	-	-		18,380
Total current assets	729,242	134,845	-		864,087
Property and equipment, net	24,242	132,690	-		156,932
Note receivable	250,000	-	(250,000)	(d)	-
Goodwill	473,323	-	-		473,323
TOTAL ASSETS	$1,476,807	$267,535	$(250,000)	(d)	$1,494,342

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$4,000	$141,305	$-		$145,305
Accrued interest	35,042	-	-		35,042
Deferred revenue	-	95,451	-		95,451
Notes payable-third parties	426,250	250,000	(250,000)	(d)	426,250
Loan payable, related party	3,072	-	-		3,072
Debt discounts	(93,971)	-	-		(93,971)
Derivative liability	792,788	-	-		792,788
Total current liabilities	1,167,181	486,756	(250,000)	(d)	1,403,937

TOTAL LIABILITIES	$1,167,181	$486,756	$(250,000)	(d)	$1,403,937

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock; 5,000,000 shares authorized, $.01 par value, as of March 31, 2022 there are 0 shares issued and outstanding:	-	-	-	-	-
Common stock; 500,000,000 shares authorized, $.0001 par value, as of March 31, 2022 there are 52,777,828 shares issued and outstanding	1,320	-	3,958	(a)(b)(c)	5,278
Common stock, 200,000,000 shares authorized, $0.001 par value, as of March 31, 2022 there are 0 shares issued and outstanding	-	10,000	(10,000)		-
Additional paid- in capital Class A common stock	165,405,658	-	6,042	(a)(b)(c)	165,411,700
Accumulated deficit	(165,097,352)	(229,221)	-		(165,326,573)
Total stockholders’ equity (deficiency)	309,626	(219,221)	-		90,405

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$1,476,807	$267,535	$(250,000)		$1,494,342

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

2

Global Technologies, LTD

Pro Forma Condensed Combined Consolidated Statement of Operations

March 31, 2022

(Unaudited)

	Historical
	Global Technologies, LTD	Tersus Power, INC.	Transaction Accounting Adjustments	Pro Forma Notes	Pro Forma Combined
Revenue earned
Revenue	$106,927	$834,634	$-		$941,561
Cost of goods sold	598	611,617	-		612,215
Gross profit	106,329	223,017	-		329,346

Operating expenses:
Officer and director compensation	110,087	-	-		110,087
Depreciation expense	3,895	-	-		3,895
Professional services	74,169	-	-		74,169
Consulting services	37,800	-	-		37,800
Research and development	-	162,367	-		162,367
Selling, general and administrative	95,836	196,589	-		292,425

Total operating expenses	321,787	358,956	-		680,743

Operating (loss)	(215,458)	(135,939)	-		(351,397)

Other income (expenses):
Interest income	6,277	-	-		6,277
Forgiveness of debt and interest	449,294	-	-		449,294
Gain (loss) on derivative liability	478,047	-	-		478,047
Gain (loss) on issuance on notes payable	(217,393)	-	-		(217,393)
Interest expense	(51,084)	-	-		(51,084)
Amortization of debt discounts	(381,013)	-	-		(381,013)

Total other income	284,128	-	-		284,128

Income (loss) before provision for income taxes	68,670	(135,939)	-		(67,269)

Provision for income taxes	-	-			-

Net income (loss)	$68,670	$(135,939)	$-		$(67,269)

Basic and diluted income per common share	$0.02	$(0.01)	-	(a)(b)(c)	$(0.00)

Weighted average common shares outstanding – basic and diluted	3,320,234	10,000,000	49,415,571	(a)(b)(c)	52,735,805

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

3

Global Technologies, LTD

Pro Forma Condensed Combined Consolidated Statement of Operations

June 30, 2021

(Unaudited)

	Historical		Pro Forma
	Global Technologies, LTD	Tersus Power, INC.	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue earned
Revenue	$15,000	$844,915	$-		$859,915
Cost of goods sold	-	698,114	-		698,114
Gross profit	15,000	146,801	-		161,801

Operating expenses:
Officer and director compensation	80,000	-	-		80,000
Consulting services	1,700	-	-		1,700
Depreciation expense	5,196	-	-		5,196
Professional services	106,612	-	-		106,612
Research and development	-	17,256	-		17,256
Selling, general and administrative	173,296	222,585	-		395,881

Total operating expenses	366,804	239,841	-		606,645

Operating (loss)	(351,804)	(93,040)	-		(444,844)

Other income (expenses):
Investment income from Global Clean Solutions, LLC	12,197	-	-		12,197
Write-off of Global Clean Solutions, LLC	(250,000)	-	-		(250,000)
Forgiveness of debt and accrued interest	336,786	-	-		336,786
Gain (loss) on derivative liability	436,326	-	-		436,326
Impairment of goodwill	(473,322)	-	-		(473,322)
Default principal and interest expense	(225,702)	-	-		(225,702)
Loss on issuance of convertible notes	(2,759,425)	-	-		(2,759,425)
Interest expense	(112,593)	(242)	-		(112,835)
Amortization of debt discounts	(841,124)	-	-		(841,124)

Total other (expenses)	(3,876,857)	(242)	-		(3,877,099)

Income (loss) before provision for income taxes	(4,228,661)	(93,282)	-		(4,321,943)

Provision for income taxes	-	-	-		-

Net (loss)	$(4,228,661)	$(93,282)	$-		$(4,321,943)

Basic and diluted (loss) per common share	$(1.13)	$(0.01)	-	(a)(b)(c)	$(0.10)

Weighted average common shares outstanding – basic and diluted	3,744,447	10,000,000	49,415,571	(a)(b)(c)	53,160,018

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

4

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Description of Transaction

On March 9, 2022, Global Technologies, Ltd (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

As of March 31, 2022, the Company had 13,449,828,986 shares of Class A Common Stock outstanding. Taking into account the proposed 1:4000 reverse stock split, the Company would have 3,362,457 shares of Class A Common Stock outstanding. As per the terms of the Exchange Agreement, the Company would issue its Series K Preferred Stock shareholder 1,000,000 shares of Class A Common Stock, its Series L Preferred Stock shareholders a total of 8,832,000 shares of Class A Common Stock and the Tersus Shareholders a total of 39,583,371 shares of Class A Common Stock. The above numbers are subject to adjustment based on the number of shares of Class A Common Stock outstanding at Closing.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the purchase of Tersus Power as if it occurred on March 31, 2022. The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2022 gives effect to the acquisition as if it had occurred on April 1, 2022. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 gives effect to the acquisition as if it had occurred on July 1, 2021.

The historical unaudited pro forma condensed combined balance sheet at March 31, 2022 combines the Company’s historical consolidated balance sheet at March 31, 2022 with the balance sheet of Tersus Power at March 31, 2022.

The historical unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2022 combines the Company’s historical consolidated statement of operations for the nine months ended March 31, 2022 with the results of Tersus Power for the nine months ended March 31, 2022 as derived from the historical statement of operations of Tersus Power.

The historical unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 combines the Company’s historical consolidated statement of operations for the year ended June 30, 2021 with the results of Tersus Power for the period from January 29, 2021 (inception) to June 30, 2021 as derived from the historical statement of operations of Tersus Power.

The pro forma adjustments reported in these unaudited pro forma condensed combined financial statements are based upon available information and certain assumptions that the Company’s management believes are reasonable. The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to represent or be indicative of what the results of operations or financial condition would have been had the acquisition actually occurred on the dates indicated, nor is it meant to be indicative of future results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information of the Combined Company should be read in conjunction with the audited and unaudited historical financial statements and related notes of the Company and Tersus Power.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Tersus Power. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies. Following the acquisition date, the Company will conduct a final review of the accounting policies of Tersus Power to determine if differences in accounting policies require adjustment or reclassification to the results of operations of Tersus Power, or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro forma condensed combined financial information.

Note 4 – Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Amount
Cash Consideration	$-
Share Consideration Price at Closing (39,583,371 common shares)	63,333,394
Total Purchase Price For Allocation	$63,333,394

The share consideration included in the total estimated preliminary purchase consideration are estimated using the price of a share of the Company’s common stock at closing (March 31, 2022) and adjusted for the Company’s 1:4000 reverse stock split. Please see Note 5 – Transaction Accounting Adjustments for further information.

Note 5 – Transaction Accounting Adjustments

a)	Represents the completion of the Company’s 1:4000 reverse stock split of its Class A Common Stock.
b)	Represents 9,832,000 shares of Class A Common Stock issued in exchange for all shares of the Company’s Series K and Series L Preferred Stock.
c)	Represents share consideration paid at closing as per the terms of the Share Exchange Agreement dated March 9, 2022 between the Company, Tersus Power and Tersus shareholders. The Company issued 39,583,371 shares of common stock for the acquisition of Tersus Power with a fair value of $280,800,000 determined using the share price of $1.60 based on a March 31, 2022 closing price of $0.0004 adjusted for a 1:4000 reverse stock split (39,583,371 shares of common stock issued with a par value of $0.0001).
d)	Represents elimination of the Company’s Note receivable in the amount of $250,000 due from Tersus Power and $250,000 from Notes payable – third parties due to Global Technologies, Ltd by Tersus Power.

5

APPENDIX G

ARTICLES OF FORMATION

AND RELATED DOCUMENTS

FOR

TERSUS POWER, INC.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E11998882021-5
Barbara K. Cegavske	Filing Number 20211199887
Secretary of State State Of Nevada	Filed On 01/29/2021 11:33:54 AM
	Number of Pages 2

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ a close corporation (NRS 78A)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

TERSUS POWER INC.

2. Registered Agent for Service of Process: (Check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

NEVADA AGENCY AND TRANSFER COMPANY
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
50 WEST LIBERTY STREET SUITE 880	Reno	Nevada	89501

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X Amanda Cardinalli — 01/29/2021
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes OR ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) MICHAEL D ROSEN
Name

Address	City	State	Zip Code
6959 Sperry St	Dallas	TX	75214

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

Page 1 of 2 Pages

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 200000000.0 Par value: $ 0.001 Number of preferred shares with Par value: 0 Par value: $ 0 Number of shares with no par value: **0** If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: **Kelley Owen** Country: **United States** Address: **10 Danville** City: **Coto De Caza** State: **CA** Zip/Postal Code: **92679** **X Kelley Owen** (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Page 2 of 2 Pages

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **TERSUS POWER INC.** did, on 01/29/2021, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 01/29/2021.

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202101291389751
You may verify this certificate
online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

TERSUS POWER INC.
NAME OF ENTITY

NV20212002344
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
- ☐ This corporation is publicly traded, the Central Index Key number is:

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of	Business Number E11998882021-5
Barbara K. Cegavske	Filing Number 20222034365
Secretary of State State Of Nevada	Filed On 01/19/2022 12:18:28 PM
	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

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BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Michael Rosen	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE SECRETARY:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE TREASURER:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Michael Rosen	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MICHAEL ROSEN

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
President	01/19/2022

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SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

TERSUS POWER INC.

Nevada Business Identification # NV20212002344
Expiration Date: 01/31/2023

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 01/19/2022.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202201192318668
You may verify this certificate
online at http://www.nvsos.gov

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Form 14C, Amendment 1 of our audit report dated October 13, 2021 with respect to the consolidated balance sheets of Global Technologies, Ltd. as of June 30, 2021 and 2020, and the related consolidated statements of operations, stockholders’ (deficiency), and cash flows for each of the years in the two-year period ended June 30, 2021. Our report relating to those financial statements includes an emphasis of matter paragraph regarding subtantial doubt of the Company’s ability to continue as a going concern.

We also consent to the reference to us under the heading “Experts” in such Information Statement.

Spokane, Washington

June 1, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Form 14C, Amendment 1 of our audit report dated May 10, 2022 with respect to the balance sheet of Tersus Power, Inc. as of June 30, 2021, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the period from January 29, 2021 (inception) to June 30, 2021. Our report relating to those financial statements includes an emphasis of matter paragraph regarding subtantial doubt of the Company’s ability to continue as a going concern.

We also consent to the reference to us under the heading “Experts” in such Information Statement.

Spokane, Washington

June 1, 2022